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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/17

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2017

Invesco Corporate Bond Fund
Nasdaq:
A: ACCBX ∎ B: ACCDX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Corporate Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Credit Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.97%
Class B Shares	9.96
Class C Shares	9.17
Class R Shares	9.70
Class Y Shares	10.23
Class R5 Shares	10.34
Class R6 Shares	10.43
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	5.72
Lipper BBB Rated Funds Index⬛ (Peer Group Index)	6.35
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Longer-maturity US Treasury yields rose significantly during the second half of 2016. Global debt markets were temporarily rattled in June by the UK vote to leave the European Union, but stronger-than-expected economic data helped to alleviate fears of a sudden global economic slowdown. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

    The outcome of the 2016 US presidential election generated a re-pricing of assets across the capital spectrum as optimistic expectations for inflation and growth – fueled by anticipated tax reform, financial deregulation and increased infrastructure spending – took hold. In December 2016, the US Federal Reserve (the Fed) raised the federal funds target rate by 25 basis points.1 (A basis point is one one-hundredth of a percentage point.) In the final two months of the reporting period, longer-maturity US

Treasury yields crept higher as the Fed transitioned toward a more hawkish tone. Yields on 10-year US Treasuries stood at 2.36% as of February 28, 2017, 62 basis points higher than at the beginning of the reporting period and 99 basis points higher than the all-time low of 1.37% in July 2016.1

    During this reporting period of increasing interest rates, investment grade corporate credit, as represented by the Bloomberg Barclays U.S. Credit Index, posted strong gains of 5.72%, outperforming term-structure matched Treasury indexes. Strengthened economic sentiment drove investment grade corporate credit spreads tighter over the reporting period, while high yield corporate credit spreads narrowed significantly. Out-of-index exposures, such as high yield credit, generated strong returns led by a rebound in the energy and commodity subsectors, which began improving in early 2016. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

    The Fund, at NAV, posted a positive return for the reporting period and outperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index. Security selection within investment grade corporate bonds was the most notable contributor to relative Fund performance for the reporting period. Security selection within the industrial sector and financial institutions subsector contributed to Fund performance for the fiscal year. Additionally, a modest overweight in the depressed energy subsector contributed to relative Fund performance for the reporting period. Out-of-index exposure to the high yield sector contributed to relative Fund performance for the fiscal year. An allocation to US Treasuries dampened relative returns for the reporting period as lower-rated corporate credit rallied. Security selection within the energy and brokerage subsectors detracted from relative returns as well.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the reporting period, duration of the portfolio was maintained above the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the reporting period contributed to relative Fund returns. Yield curve positioning via an overweight allocation to longer maturities and an underweight allocation to shorter-term maturities

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	88.6%
U.S. Treasury Securities	6.7
Preferred Stocks	1.5
Municipal Obligations	0.2
Asset-Backed Securities	0.1
Non-U.S. Dollar Denominated Bonds & Notes	0.1
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top Five Debt Issuers*
	% of total net assets
1.	U.S. Treasury	6.7%
2.	Sabine Pass Liquefaction, LLC	2.5
3.	Anheuser-Busch InBev Finance, Inc.	1.7
4.	AerCap Global Aviation Trust	1.7
5.	Citigroup Inc.	1.6

Total Net Assets	$1.3 billion

Total Number of Holdings*	584

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

4 Invesco Corporate Bond Fund

benefited the Fund as the Treasury curve fIattened. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the reporting period.

    Part of the Fund’s strategy in seeking to manage credit and currency risk during the reporting period entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the reporting period. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

1  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5 Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicablesales charges

Class A Shares
Inception (9/23/71)	7.11%
10 Years	5.12
5 Years	3.83
1 Year	5.23

Class B Shares
Inception (9/28/92)	5.56%
10 Years	5.36
5 Years	4.39
1 Year	4.96

Class C Shares
Inception (8/30/93)	4.76%
10 Years	4.81
5 Years	3.96
1 Year	8.17

Class R Shares
10 Years	5.31%
5 Years	4.46
1 Year	9.70

Class Y Shares
Inception (8/12/05)	5.62%
10 Years	5.85
5 Years	4.99
1 Year	10.23

Class R5 Shares
10 Years	5.85%
5 Years	5.15
1 Year	10.34

Class R6 Shares
10 Years	5.79%
5 Years	5.16
1 Year	10.43

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.08%
10 Years	5.07
5 Years	4.14
1 Year	3.40

Class B Shares
Inception (9/28/92)	5.50%
10 Years	5.29
5 Years	4.71
1 Year	3.04

Class C Shares
Inception (8/30/93)	4.70%
10 Years	4.78
5 Years	4.26
1 Year	6.28

Class R Shares
10 Years	5.28%
5 Years	4.81
1 Year	7.93

Class Y Shares
Inception (8/12/05)	5.50%
10 Years	5.81
5 Years	5.30
1 Year	8.46

Class R5 Shares
10 Years	5.82%
5 Years	5.46
1 Year	8.41

Class R6 Shares
10 Years	5.74%
5 Years	5.46
1 Year	8.66

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.90%, 0.90%, 1.64%, 1.15%, 0.65%, 0.54% and 0.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Corporate Bond Fund

Invesco Corporate Bond Fund’s investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates, near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Corporate Bond Fund

ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds

9 Invesco Corporate Bond Fund

or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10 Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2017

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–88.64%
Aerospace & Defense–0.15%
Bombardier Inc. (Canada),
Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$220,000	$220,825
7.50%, 03/15/2025(b)	181,000	188,693
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	397,000	419,827
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	274,000	282,220
TransDigm Inc., Sr. Unsec. Gtd. Sub.
Global Notes, 6.50%, 07/15/2024	93,000	95,790
6.50%, 05/15/2025	817,000	838,446
		2,045,801

Agricultural & Farm Machinery–0.04%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	538,000	551,450

Air Freight & Logistics–0.52%
FedEx Corp., Sr. Unsec. Gtd. Notes,
3.30%, 03/15/2027	5,645,000	5,617,495
4.40%, 01/15/2047	1,232,000	1,232,727
		6,850,222

Airlines–3.01%
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	2,155,656	2,162,393
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	1,958,190	1,975,324
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,630,000	4,470,844
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	2,591,000	2,637,962
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	3,239,000	3,293,658
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	2,800,000	2,873,500
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	733,360	758,294
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	1,112,459	1,161,407

	Principal Amount	Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	$5,956,732	$5,975,346
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	6,955,000	7,111,592
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	2,301,258	2,364,542
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	4,986,000	5,007,582
		39,792,444

Alternative Carriers–0.04%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	281,000	291,538
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	274,000	278,110
		569,648

Aluminum–0.05%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	600,000	655,195

Apparel Retail–0.88%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	246,000	262,558
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	399,000	407,977
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	609,000	644,779
6.75%, 07/01/2036	63,000	60,637
6.88%, 11/01/2035	252,000	243,495
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	9,926,000	10,003,999
		11,623,445

Apparel, Accessories & Luxury Goods–0.14%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	708,000	704,903
4.88%, 05/15/2026(b)	1,141,000	1,131,729
		1,836,632

Asset Management & Custody Banks–1.58%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	4,515,000	4,704,867
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	1,435,000	1,452,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Corporate Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	$4,355,000	$4,495,797
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	2,170,000	2,157,410
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,900,000	5,943,356
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	222,000	228,105
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	761,000	817,124
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	694,000	762,532
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	270,000	269,325
		20,831,303

Auto Parts & Equipment–0.02%
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	183,000	190,091
5.50%, 12/15/2024	101,000	106,050
		296,141

Automobile Manufacturers–1.96%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 07/06/2021(b)	5,464,000	5,318,827
2.85%, 01/06/2022(b)	6,046,000	6,065,846
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	1,683,000	1,651,327
3.81%, 01/09/2024	3,098,000	3,120,882
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	3,805,000	3,891,929
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	1,175,000	1,188,787
4.00%, 10/06/2026	2,460,000	2,443,199
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,177,000	2,220,498
		25,901,295

Automotive Retail–0.33%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	3,940,000	4,296,160

Brewers–1.73%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	4,356,000	4,445,259
3.65%, 02/01/2026	7,630,000	7,771,651
4.90%, 02/01/2046	9,633,000	10,624,616
		22,841,526

	Principal Amount	Value
Broadcasting–0.23%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	$290,000	$294,170
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	333,000	346,320
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	508,000	514,350
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	714,000	627,428
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	486,000	522,450
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	312,000	320,580
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	350,000	358,750
		2,984,048

Building Products–0.10%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	272,000	292,995
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	293,000	340,246
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	409,000	424,337
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	306,000	312,503
		1,370,081

Cable & Satellite–3.32%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	750,000	800,625
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(b)	200,000	213,250
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,755,000	1,890,135
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.91%, 07/23/2025	5,493,000	5,806,579
6.83%, 10/23/2055	4,449,000	5,251,804
Comcast Corp., Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/2038	1,100,000	1,412,622
Sr. Unsec. Gtd. Global Notes,
3.40%, 07/15/2046	1,915,000	1,661,864
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	1,885,000	2,420,760
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	3,514,000	3,397,678
8.38%, 03/01/2039(b)	5,185,000	6,531,900
9.38%, 01/15/2019(b)	1,860,000	2,085,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	$495,000	$545,737
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	221,500
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	400,000	465,000
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,562,000	1,671,340
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	142,000	136,675
7.25%, 10/15/2020	340,000	316,200
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	1,050,000	1,148,567
5.95%, 04/01/2041	3,964,000	4,859,739
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	293,000	300,325
5.38%, 07/15/2026(b)	377,000	385,011
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	750,000	774,375
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	211,250
REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 10/15/2024(b)	208,000	219,440
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Bonds, 5.25%, 01/15/2026(b)	200,000	202,750
REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	353,000	364,031
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	220,000	234,850
Ziggo Bond Finance B.V. (Netherlands), REGS, Sr. Unsec. Euro Notes, 5.88%, 01/15/2025(b)	250,000	255,313
		43,784,715

Casinos & Gaming–0.17%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	142,000	153,715
6.88%, 05/15/2023	485,000	524,406
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	191,500

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	$126,000	$141,278
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	166,000	162,887
6.00%, 03/15/2023	265,000	288,519
7.75%, 03/15/2022	403,000	471,510
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	298,000	303,215
		2,237,030

Commercial Printing–0.04%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	499,000	523,950

Commodity Chemicals–0.06%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	272,000	284,240
Tronox Finance LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/2020	294,000	299,880
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	230,000	243,225
		827,345

Communications Equipment–0.10%
CommScope Technologies Finance LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	764,000	821,300
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	111,000	113,359
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	376,000	419,240
		1,353,899

Construction & Engineering–0.41%
AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	1,812,000	1,850,505
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	3,942,000	3,542,202
		5,392,707

Construction Machinery & Heavy Trucks–0.11%
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	521,000	527,512
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	167,000	173,263
6.75%, 06/15/2021	271,000	283,195
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	188,000	195,520
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	269,000	276,397
		1,455,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Corporate Bond Fund

	Principal Amount	Value
Consumer Finance–1.40%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	$4,155,000	$4,300,425
4.63%, 03/30/2025	3,270,000	3,339,488
5.13%, 09/30/2024	352,000	372,240
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	4,510,000	4,425,837
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	5,770,000	6,052,819
		18,490,809

Copper–0.26%
First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	505,000	527,725
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	610,000	536,038
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,127,000	2,323,747
		3,387,510

Data Processing & Outsourced Services–0.18%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	2,418,000	2,361,588

Diversified Banks–10.33%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	3,990,000	3,887,254
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	6,555,000	7,136,756
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	1,319,000	1,252,647
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	2,850,000	4,003,052
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	2,390,000	2,569,250
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	4,500,000	4,927,500
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	6,420,000	6,885,450
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,040,000	2,233,800
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	2,850,000	3,045,483
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	765,000	815,415
Unsec. Sub. Notes, 6.05%, 12/04/2017(b)	1,210,000	1,247,381
Barclays PLC (United Kingdom), Sr. Unsec. Global Notes, 4.95%, 01/10/2047	1,685,000	1,722,047

	Principal Amount	Value
Diversified Banks–(continued)
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	$2,015,000	$2,055,449
BNP Paribas S.A. (France), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	2,890,000	2,903,449
Citigroup Inc., Unsec. Sub. Global Notes, 3.50%, 05/15/2023	3,980,000	4,012,696
5.50%, 09/13/2025	4,845,000	5,332,114
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	2,535,000	2,642,738
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,435,000	2,556,750
Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	4,090,000	4,366,075
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,495,000	2,707,075
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	760,000	894,900
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	6,539,000	6,464,119
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	6,573,000	6,580,924
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	2,070,000	2,167,266
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	1,064,000	1,078,984
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(c)	465,000	465,000
6.50%(c)	3,130,000	3,090,875
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	4,560,000	4,650,666
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.26%, 02/22/2048	1,935,000	1,958,169
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	4,545,000	4,495,257
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	2,750,000	2,684,829
Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	2,185,000	2,283,325
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	2,005,000	2,035,075
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,045,000	3,117,319
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	900,000	918,113
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	3,015,000	3,075,300
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(c)	2,690,000	2,774,063
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	1,628,000	1,599,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	$1,405,000	$1,414,268
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	7,865,000	8,979,168
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	2,045,000	2,134,861
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	2,663,000	2,896,012
Yapi ve Kredi Bankasi A.S. (Turkey), Sr. Unsec. Notes, 5.75%, 02/24/2022(b)	4,369,000	4,360,581
		136,421,417

Diversified Capital Markets–0.43%
Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	2,065,000	2,085,874
Unsec. Sub. Notes, 6.50%, 08/08/2023(b)	1,284,000	1,399,068
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	2,220,000	2,191,601
		5,676,543

Diversified Chemicals–0.32%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	1,684,000	1,808,195
7.00%, 05/15/2025	130,000	141,862
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,259,000	2,215,232
		4,165,289

Diversified Metals & Mining–0.58%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	514,000	562,830
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	1,000,000	1,319,083
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	193,000	200,720
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	4,865,000	5,065,681
Sr. Unsec. Notes, 6.13%, 10/01/2035	525,000	546,000
		7,694,314

Diversified REIT’s–0.82%
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,893,000	1,853,909
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	5,336,000	5,349,340
5.25%, 01/30/2026(b)	3,705,000	3,682,348
		10,885,597

	Principal Amount	Value
Drug Retail–0.32%
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	$1,662,835	$1,880,771
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	2,027,074	2,301,975
		4,182,746

Electric Utilities–1.82%
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	6,655,000	6,906,739
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	3,862,000	3,908,641
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	12,622,000	13,253,100
		24,068,480

Electrical Components & Equipment–0.07%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	526,000	536,520
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	205,000	210,381
5.00%, 10/01/2025(b)	220,000	224,125
		971,026

Environmental & Facilities Services–0.02%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	238,000	243,950

Financial Exchanges & Data–1.08%
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,710,000	1,873,812
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,140,000	2,170,770
4.88%, 02/15/2024	6,093,000	6,646,455
5.25%, 07/15/2044	1,665,000	1,889,947
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	495,000	524,081
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,135,000	1,145,028
		14,250,093

Food Distributors–0.05%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	623,000	654,150

Footwear–0.74%
NIKE, Inc., Sr. Unsec. Global Notes, 3.38%, 11/01/2046	10,801,000	9,754,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Corporate Bond Fund

	Principal Amount	Value
Gas Utilities–0.43%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	$338,000	$351,520
5.88%, 08/20/2026	372,000	386,880
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	540,000	530,550
Kinder Morgan Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2018(b)	3,510,000	3,641,285
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	799,000	810,985
		5,721,220

General Merchandise Stores–0.03%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	406,000	432,898

Health Care Equipment–1.03%
Abbott Laboratories, Sr. Unsec. Global Notes, 3.75%, 11/30/2026	6,029,000	6,035,339
4.90%, 11/30/2046	5,083,000	5,272,797
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	205,000	206,794
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 03/15/2044	1,892,000	2,051,400
		13,566,330

Health Care Facilities–0.44%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	295,000	314,175
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	225,000	222,750
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	194,532	172,161
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	830,000	902,625
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	267,000	295,702
6.50%, 02/15/2020	974,000	1,070,182
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	361,000	386,721
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	300,000	315,000
5.88%, 02/15/2026	300,000	322,500
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	250,000	254,375
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	254,000	255,270
5.88%, 12/01/2023	65,000	67,113

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	$64,000	$69,520
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	511,000	508,445
8.00%, 08/01/2020	219,000	225,023
8.13%, 04/01/2022	365,000	385,075
Universal Health Services, Inc., Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	102,000	105,188
		5,871,825

Health Care REIT’s–0.75%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	4,603,000	4,767,792
4.25%, 11/15/2023	2,095,000	2,175,370
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,606,000	2,915,022
		9,858,184

Health Care Services–0.40%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	242,000	246,840
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	820,000	828,200
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	2,907,000	2,811,734
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	472,000	488,520
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	579,000	624,596
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/2017	225,000	225,537
		5,225,427

Home Entertainment Software–0.21%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,690,000	2,790,205

Home Improvement Retail–0.04%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	546,000	528,255

Homebuilding–0.83%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	392,000	393,960
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	550,000	569,937
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	433,000	456,815
Lennar Corp., Sr. Unsec. Gtd. Global Bonds, 4.13%, 01/15/2022	1,902,000	1,935,285
Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	230,000	237,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Corporate Bond Fund

	Principal Amount	Value
Homebuilding–(continued)
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	$7,715,000	$6,847,062
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	240,000	250,800
7.15%, 04/15/2020	160,000	176,600
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	131,000	138,533
		11,006,467

Hotel and Resort REIT’s–0.77%
Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	5,756,000	5,995,939
Sr. Unsec. Notes, 4.95%, 02/15/2027	1,665,000	1,703,385
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,300,000	2,398,321
		10,097,645

Hotels, Resorts & Cruise Lines–0.01%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	174,000	189,116

Household Products–0.33%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	3,448,000	3,555,750
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	121,000	125,386
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	37,000	39,868
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	310,000	331,700
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	272,000	282,540
		4,335,244

Independent Power Producers & Energy Traders–0.17%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	275,000	280,500
5.50%, 04/15/2025	980,000	997,150
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	202,000	204,778
5.50%, 02/01/2024	194,000	193,515
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	184,000	185,380
Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	411,000	406,890
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	25,283	25,535
		2,293,748

	Principal Amount	Value
Industrial REIT’s–0.11%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	$1,496,000	$1,488,520

Integrated Oil & Gas–1.76%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	291,000	248,805
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 4.13%, 01/16/2025	2,921,000	2,837,021
Exxon Mobil Corp., Sr. Unsec. Global Notes, 2.73%, 03/01/2023	1,574,000	1,574,973
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.75%, 09/21/2047	6,363,000	6,321,866
Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	3,034,000	3,174,526
6.50%, 03/13/2027(b)	6,626,000	7,038,949
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.38%, 08/21/2022	2,105,000	2,071,867
		23,268,007

Integrated Telecommunication Services–3.67%
AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,812,000	1,753,023
4.75%, 05/15/2046	2,646,000	2,484,558
5.15%, 03/15/2042	3,670,000	3,666,818
5.25%, 03/01/2037	2,660,000	2,748,198
5.70%, 03/01/2057	2,735,000	2,843,078
Sr. Unsec. Notes, 4.45%, 04/01/2024	1,475,000	1,548,319
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	328,000	353,010
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	250,000	265,000
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	905,000	968,564
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.88%, 09/15/2020	185,000	197,256
10.50%, 09/15/2022	280,000	292,950
11.00%, 09/15/2025	306,000	308,295
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	261,000	272,093
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 4.75%, 02/16/2021(b)	550,000	589,455
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	542,000	542,000
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	750,000	778,125
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	416,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Corporate Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	$235,000	$258,206
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	735,000	791,044
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	2,460,000	2,512,275
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	3,555,000	3,927,799
7.05%, 06/20/2036	2,865,000	3,433,780
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	1,524,000	1,348,207
4.52%, 09/15/2048	8,887,000	8,261,404
5.01%, 08/21/2054	2,693,000	2,620,181
5.05%, 03/15/2034	2,975,000	3,072,724
Sr. Unsec. Notes, 4.81%, 03/15/2039(b)	2,267,000	2,256,322
		48,508,684

Internet & Direct Marketing Retail–0.86%
Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 02/15/2026	3,820,000	4,029,494
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	7,880,000	7,369,534
		11,399,028

Internet Software & Services–0.51%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	2,875,000	2,885,223
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	3,805,000	3,895,755
		6,780,978

Investment Banking & Brokerage–2.28%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	3,205,000	3,494,556
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	4,560,000	4,525,800
Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	4,280,000	4,635,837
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	4,675,000	5,893,352
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	1,725,000	1,798,312
Jefferies Group LLC, Sr. Unsec. Global Notes, 4.85%, 01/15/2027	1,816,000	1,862,263
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	1,860,000	2,081,097
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	1,345,000	1,456,788
Series J, Jr. Unsec. Sub. Global Notes, 5.55%(c)	4,220,000	4,409,900
		30,157,905

	Principal Amount	Value
IT Consulting & Other Services–0.12%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	$1,460,000	$1,530,726

Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	330,000	343,200

Life & Health Insurance–1.58%
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,060,000	2,979,675
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,400,000	2,394,000
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	3,990,000	4,149,600
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	6,960,000	7,624,701
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2068	1,690,000	1,837,030
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	1,420,000	1,854,653
		20,839,659

Managed Health Care–0.67%
Aetna, Inc., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	499,000	504,202
4.25%, 06/15/2036	3,889,000	3,933,043
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	183,000	189,176
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	1,860,000	1,985,897
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,134,000	2,236,055
		8,848,373

Marine–0.04%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021(b)	588,000	529,200

Metal & Glass Containers–0.12%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Sec. Gtd. First Lien Notes, 4.25%, 09/15/2022(b)	227,000	230,688
Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	205,250
7.25%, 05/15/2024(b)	200,000	218,500
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	520,000	551,850
Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	155,000	164,494
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	243,000	253,935
		1,624,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Principal Amount	Value
Movies & Entertainment–1.19%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$520,000	$540,800
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	273,000	281,531
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	520,000	531,050
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	3,365,000	3,573,134
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	3,360,000	3,534,285
21st Century Fox America, Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2046(b)	1,390,000	1,419,850
Viacom Inc., Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	2,240,000	2,265,200
6.25%, 02/28/2057	2,565,000	2,584,237
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	1,010,000	967,151
		15,697,238

Multi-Line Insurance–1.96%
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	1,366,000	1,335,143
9.88%, 06/15/2019	6,485,000	7,530,291
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	2,560,000	2,589,962
4.50%, 07/16/2044	2,260,000	2,231,551
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	6,330,000	7,196,011
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	3,210,000	3,334,145
XLIT Ltd. (Ireland), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	1,670,000	1,660,449
		25,877,552

Office REIT’s–0.36%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,640,000	2,666,511
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	2,110,000	2,138,418
		4,804,929

Office Services & Supplies–0.77%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.38%, 10/01/2021	4,150,000	4,073,059
4.63%, 03/15/2024	1,750,000	1,723,016
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	3,961,000	4,391,541
		10,187,616

	Principal Amount	Value
Oil & Gas Drilling–0.06%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	$337,000	$291,084
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	232,000	230,840
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	55,000	59,950
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	195,000	176,475
		758,349

Oil & Gas Equipment & Services–0.05%
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	302,000	311,060
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	219,000	203,123
8.25%, 06/15/2023	105,000	113,925
		628,108

Oil & Gas Exploration & Production–2.38%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.55%, 03/15/2026	3,740,000	4,201,030
6.60%, 03/15/2046	4,131,000	5,185,407
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	732,000	742,980
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	193,000	202,168
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	3,685,000	3,730,377
4.15%, 11/15/2034	1,680,000	1,685,991
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	465,000	434,775
5.00%, 09/15/2022	5,454,000	5,597,167
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	125,000	104,375
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	293,000	292,268
Hess Corp., Sr. Unsec. Global Notes, 5.80%, 04/01/2047	1,138,000	1,218,370
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	751,000	806,386
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	363,000	370,260
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	412,000	435,690
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	496,000	528,240
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	552,000	525,780
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	250,000	264,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	$200,000	$205,500
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	418,000	375,155
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	3,438,000	3,297,475
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	537,000	540,356
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	353,000	349,470
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	296,000	290,080
		31,383,675

Oil & Gas Refining & Marketing–0.47%
Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(b)	5,324,000	5,603,510
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	516,000	539,220
		6,142,730

Oil & Gas Storage & Transportation–10.24%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	509,000	520,453
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	1,127,000	1,228,442
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	811,000	874,866
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	1,257,000	1,338,889
Sr. Unsec. Notes, 4.20%, 04/15/2027	1,689,000	1,698,871
4.75%, 01/15/2026	4,969,000	5,219,875
5.15%, 03/15/2045	3,110,000	3,048,416
5.30%, 04/15/2047	3,569,000	3,575,353
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/2025	3,152,000	3,217,294
3.90%, 02/15/2024	2,438,000	2,533,994
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	3,270,000	3,329,509
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	519,000	547,545
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	1,690,000	1,730,722
4.30%, 05/01/2024	2,133,000	2,183,568
5.40%, 09/01/2044	3,529,000	3,628,458

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	$8,256,000	$10,495,993
7.80%, 08/01/2031	8,500,000	10,882,839
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	10,840,000	11,405,712
Sr. Unsec. Global Notes, 4.13%, 03/01/2027	1,675,000	1,695,937
4.88%, 06/01/2025	767,000	819,252
5.20%, 03/01/2047	1,680,000	1,724,100
5.50%, 02/15/2023	3,205,000	3,343,216
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(b)	391,000	391,978
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	4,373,000	4,385,133
ONEOK, Inc., Sr. Unsec. Global Notes, 4.25%, 02/01/2022	2,448,000	2,529,598
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Bonds, 4.50%, 12/15/2026	821,000	845,413
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	1,028,000	1,134,012
6.25%, 03/15/2022	19,416,000	21,988,620
Sr. Sec. First Lien Notes, 4.20%, 03/15/2028(b)	7,077,000	7,070,135
5.00%, 03/15/2027(b)	2,043,000	2,173,241
Southern Natural Gas Co., L.L.C., Sr. Unsec. Notes, 5.90%, 04/01/2017(b)	1,168,000	1,172,183
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	1,000,000	1,134,213
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	408,000	423,810
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	421,000	437,840
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	1,015,000	1,108,887
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	90,000	94,950
TransCanada Trust (Canada), Jr. Unsec. Sub. Gtd. Global Notes, 5.30%, 03/15/2077	3,848,000	3,901,672
Western Gas Partners, LP, Sr. Unsec. Global Notes, 4.00%, 07/01/2022	2,910,000	3,007,271
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	533,000	542,210
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	5,534,000	5,633,598
Sr. Unsec. Notes, 4.13%, 11/15/2020	2,111,000	2,218,187
		135,236,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–0.62%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	$1,350,000	$1,434,745
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	205,000	218,469
Mexico City Airport Trust (Mexico), Sr. Sec. Notes, 4.25%, 10/31/2026(b)	402,000	400,509
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec. Notes, 4.88%, 04/15/2045(b)	2,480,000	2,052,200
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	3,995,000	4,100,867
		8,206,790

Packaged Foods & Meats–0.39%
BRF GmbH (Brazil), Sr. Unsec. Gtd. Notes, 4.35%, 09/29/2026(b)	998,000	954,338
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	405,000	436,388
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	470,000	502,900
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	1,273,000	1,206,346
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	831,000	847,620
4.88%, 11/01/2026(b)	571,000	581,706
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	580,000	614,075
		5,143,373

Paper Packaging–0.34%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.13%, 08/15/2024	110,000	110,137
4.88%, 11/15/2022	315,000	327,206
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	3,831,000	4,111,943
		4,549,286

Paper Products–0.41%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	1,187,000	1,169,195
Fibria Overseas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/17/2027	3,844,000	3,887,245
Mercer International Inc. (Canada), Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	122,000	124,440
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	212,000	218,095
		5,398,975

	Principal Amount	Value
Pharmaceuticals–1.87%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	$5,000,000	$5,143,930
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	4,726,000	6,609,914
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	185,000
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.95%, 06/15/2026	3,114,000	3,041,301
5.25%, 06/15/2046	2,350,000	2,367,339
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.20%, 07/21/2021	6,681,000	6,439,793
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	239,000	193,590
5.63%, 12/01/2021(b)	485,000	408,612
5.88%, 05/15/2023(b)	120,000	97,800
6.13%, 04/15/2025(b)	235,000	189,762
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	85,000	68,000
		24,745,041

Property & Casualty Insurance–0.57%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	1,505,000	1,547,448
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	1,700,000	1,824,952
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	2,105,000	2,439,169
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/2023(b)	5,000	5,261
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	1,585,000	1,770,661
		7,587,491

Railroads–0.45%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/2025	2,169,000	2,175,720
4.15%, 04/01/2045	3,723,000	3,800,090
		5,975,810

Regional Banks–1.50%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	824,000	875,500
5.00%, 08/01/2023	635,000	674,291
5.25%, 03/15/2018	1,504,000	1,556,640
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(c)	1,100,000	1,127,500
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	2,730,000	2,851,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

	Principal Amount	Value
Regional Banks–(continued)
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	$8,645,000	$8,435,488
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	4,206,000	4,248,060
		19,769,307

Reinsurance–0.22%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	2,665,000	2,859,706

Renewable Electricity–0.14%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	1,762,000	1,782,284

Residential REIT’s–0.28%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	3,600,000	3,703,219

Restaurants–0.54%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	5,389,000	5,638,241
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	1,230,000	1,214,969
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	275,000	297,000
		7,150,210

Retail REIT’s–0.18%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	2,414,000	2,367,967

Semiconductors–2.15%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	2,420,000	2,410,474
4.50%, 12/05/2036	595,000	599,934
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	8,835,000	8,851,566
3.88%, 01/15/2027(b)	5,965,000	6,032,106
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	581,000	602,787
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	2,379,000	2,515,049
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	7,160,000	7,318,673
		28,330,589

Sovereign Debt–1.13%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 5.63%, 01/26/2022(b)	2,751,000	2,786,041
6.25%, 04/22/2019(b)	4,440,000	4,701,960
6.88%, 01/26/2027(b)	5,494,000	5,493,926

	Principal Amount	Value
Sovereign Debt–(continued)
El Salvador Government International Bond (El Salvador), Sr. Unsec. Notes, 8.63%, 02/28/2029(b)	$882,000	$897,624
Provincia de Buenos Aires (Argentina), Sr. Unsec. Notes, 7.88%, 06/15/2027(b)	1,000,000	1,002,200
		14,881,751

Specialized Consumer Services–0.13%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	1,097,000	1,118,940
Sr. Unsec. Notes, 7.45%, 08/15/2027	522,000	537,660
		1,656,600

Specialized Finance–3.05%
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	21,185,000	22,350,175
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	1,270,000	1,319,212
4.63%, 10/30/2020	540,000	577,935
5.00%, 10/01/2021	890,000	967,319
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	1,965,000	1,934,911
3.38%, 06/01/2021	3,865,000	3,939,884
3.88%, 04/01/2021	3,960,000	4,120,875
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	768,000	809,280
5.50%, 02/15/2022	125,000	134,844
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	3,800,000	4,075,500
		40,229,935

Specialized REIT’s–1.38%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	5,750,000	6,133,808
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	559,000	589,046
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	2,609,000	2,604,296
7.75%, 07/15/2020	4,526,000	5,154,222
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	1,340,000	1,464,771
Equinix Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	36,000	38,250
5.88%, 01/15/2026	699,000	749,678
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	310,000	324,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$769,000	$830,520
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	317,000	306,698
		18,196,014

Specialty Chemicals–0.24%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	255,000	265,838
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	306,000	313,267
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	350,000	399,000
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	371,000	421,085
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	546,000	565,110
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	260,000	281,775
RPM International Inc., Sr. Unsec. Global Notes, 3.75%, 03/15/2027	965,000	970,300
		3,216,375

Steel–0.39%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.75%, 10/15/2039	287,000	333,637
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(b)	180,000	208,800
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	479,000	496,364
Steel Dynamics, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/15/2026(b)	524,000	542,340
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/2022	270,000	282,150
Sr. Unsec. Notes, 6.88%, 04/01/2021	210,000	216,825
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 08/10/2026	2,756,000	3,052,270
		5,132,386

Systems Software–0.44%
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	1,868,000	1,936,999
Oracle Corp., Sr. Unsec. Global Notes, 4.00%, 07/15/2046	1,915,000	1,869,253
Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	1,896,000	1,952,871
		5,759,123

Technology Distributors–0.41%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,250,000	2,286,501

	Principal Amount	Value
Technology Distributors–(continued)
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	$107,000	$108,872
Tech Data Corp., Sr. Unsec. Notes, 4.95%, 02/15/2027	3,015,000	3,051,094
		5,446,467

Technology Hardware, Storage & Peripherals–1.10%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	1,435,000	1,474,115
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. Gtd. First Lien Notes,
6.02%, 06/15/2026(b)	6,007,000	6,632,503
8.35%, 07/15/2046(b)	1,447,000	1,892,542
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	925,000	1,025,594
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	805,000	774,813
5.75%, 12/01/2034	2,040,000	1,836,000
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	575,000	630,164
Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	228,000	267,900
		14,533,631

Thrifts & Mortgage Finance–0.12%
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	1,300,000	1,540,485

Tobacco–0.02%
Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	209,000	214,748

Trading Companies & Distributors–0.15%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	316,000	327,060
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	621,000	654,378
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	195,000	215,475
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	248,000	262,260
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	160,000	164,000
6.13%, 06/15/2023	285,000	301,744
		1,924,917

Trucking–0.07%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	420,000	404,250
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	545,000	568,163
		972,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–2.27%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$1,955,000	$1,867,549
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	2,320,000	2,745,921
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	745,000	792,494
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	1,565,000	1,569,732
5.00%, 03/15/2044	4,835,000	5,282,772
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	182,000	199,290
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	483,000	527,677
7.63%, 02/15/2025	250,000	279,375
7.88%, 09/15/2023	1,110,000	1,237,650
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	14,741,000	14,795,629
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	400,000	417,500
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(b)	200,000	208,020
		29,923,609
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,130,362,323)		1,170,379,091

U.S. Treasury Securities–6.75%
U.S. Treasury Bills–0.11%
0.60%, 05/04/2017(d)(e)	70,000	69,937
0.59%, 05/11/2017(d)(e)	1,450,000	1,448,527
		1,518,464

U.S. Treasury Notes–4.53%
1.88%, 02/28/2022	30,612,100	30,583,386
2.13%, 02/29/2024	8,413,100	8,378,590
2.25%, 02/15/2027	21,011,700	20,809,378
		59,771,354

U.S. Treasury Bonds–2.11%
2.88%, 11/15/2046	28,382,000	27,857,046
Total U.S. Treasury Securities (Cost $88,656,687)		89,146,864

	Shares
Preferred Stocks–1.50%
Investment Banking & Brokerage–1.17%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	122,000	3,251,300
Morgan Stanley, Series E, 7.13% Pfd.	265,000	7,806,900
Morgan Stanley, Series F, 6.88% Pfd.	150,000	4,339,500
		15,397,700

	Shares		Value
Regional Banks–0.21%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		95,000	$2,706,550

Reinsurance–0.12%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.		56,000	1,640,240
Total Preferred Stocks (Cost $17,170,000)			19,744,490

	Principal Amount
Municipal Obligations–0.21%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2017 B, Taxable Sr. Lien RB, 9.00%, 05/15/2024(b)		$735,000	736,301
Series 2017, Sub. Lien Conv. CAB RB, 9.00%, 05/15/2037(b)(f)		350,000	227,500
Series 2017, Secondary Sub. Lien CAB RB, 0.00%, 05/15/2037(b)(g)		360,000	54,000
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		1,485,000	1,817,744
Total Municipal Obligations (Cost $2,508,594)			2,835,545

Non-U.S. Dollar Denominated Bonds & Notes–0.06%(h)
Automobile Manufacturers–0.01%
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Bonds, 2.20%, 01/15/2024(b)	EUR	100,000	106,067

Casinos & Gaming–0.02%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 05/15/2023(b)	EUR	100,000	110,323
Snai S.p.A. (Italy), Sr. Sec. First Lien Bonds, 6.38%, 11/07/2021(b)	EUR	100,000	110,559
			220,882

Health Care Services–0.02%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	250,000	293,385

Hotels, Resorts & Cruise Lines–0.01%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	139,000	157,800
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $774,663)			778,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

	Principal Amount	Value
Asset-Backed Securities–0.05%
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.00%, 12/25/2034 (Cost $598,592)(i)	$657,726	$667,197

	Shares
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(j)	859,558	172

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(k)	727,470	2,728
Total Common Stocks & Other Equity Interests (Cost $218,117)		2,900

	Shares	Value
Money Market Funds–1.47%
Government & Agency Portfolio– Institutional Class, 0.47%(l)	11,648,807	$11,648,807
Treasury Portfolio–Institutional Class, 0.41%(l)	7,765,871	7,765,871
Total Money Market Funds (Cost $19,414,678)		19,414,678
TOTAL INVESTMENTS–98.68% (Cost $1,259,703,654)		1,302,968,899
OTHER ASSETS LESS LIABILITIES–1.32%		17,413,123
NET ASSETS–100.00%		$1,320,382,022

Investment Abbreviations:

Ctfs.	– Certificates
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
Deb.	– Debentures
EUR	– Euro
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $344,385,981, which represented 26.08% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(f)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Zero coupon bond issued at a discount.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,240,288,976)	$1,283,554,221
Investments in affiliated money market funds, at value and cost	19,414,678
Total investments, at value (Cost $1,259,703,654)	1,302,968,899
Foreign currencies, at value (Cost $194,577)	194,244
Receivable for:
Investments sold	22,617,961
Variation margin — futures	37,593
Fund shares sold	6,025,840
Dividends and interest	14,539,925
Premiums paid on swap agreements — OTC	54,381
Investment for trustee deferred compensation and retirement plans	222,684
Unrealized appreciation on forward foreign currency contracts outstanding	279
Other assets	60,620
Total assets	1,346,722,426

Liabilities:
Payable for:
Investments purchased	20,498,415
Fund shares reacquired	3,087,469
Amount due custodian	862,195
Dividends	543,695
Swaps payable — OTC	21,201
Accrued fees to affiliates	620,399
Accrued trustees’ and officers’ fees and benefits	4,355
Accrued other operating expenses	369,810
Trustee deferred compensation and retirement plans	248,492
Unrealized depreciation on forward foreign currency contracts outstanding	2,262
Unrealized depreciation on swap agreements — OTC	82,111
Total liabilities	26,340,404
Net assets applicable to shares outstanding	$1,320,382,022

Net assets consist of:
Shares of beneficial interest	$1,279,447,261
Undistributed net investment income	1,593,452
Undistributed net realized gain (loss)	(3,810,088)
Net unrealized appreciation	43,151,397
$1,320,382,022

Net Assets:
Class A	$948,304,760
Class B	$10,289,196
Class C	$85,127,250
Class R	$6,742,109
Class Y	$235,464,208
Class R5	$5,222,231
Class R6	$29,232,268

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	129,772,926
Class B	1,405,809
Class C	11,561,573
Class R	921,761
Class Y	32,152,174
Class R5	713,990
Class R6	3,995,355
Class A:
Net asset value per share	$7.31
Maximum offering price per share
(Net asset value of $7.31 ÷ 95.75%)	$7.63
Class B:
Net asset value and offering price per share	$7.32
Class C:
Net asset value and offering price per share	$7.36
Class R:
Net asset value and offering price per share	$7.31
Class Y:
Net asset value and offering price per share	$7.32
Class R5:
Net asset value and offering price per share	$7.31
Class R6:
Net asset value and offering price per share	$7.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$51,546,399
Dividends (net of foreign withholding taxes of $216)	1,143,338
Dividends from affiliated money market funds	114,687
Other income	85,516
Total investment income	52,889,940

Expenses:
Advisory fees	4,463,163
Administrative services fees	300,294
Distribution fees:
Class A	2,363,806
Class B	34,953
Class C	825,866
Class R	35,326
Transfer agent fees — A, B, C, R and Y	2,098,256
Transfer agent fees — R5	4,572
Transfer agent fees — R6	1,505
Trustees’ and officers’ fees and benefits	39,892
Registration and filing fees	164,497
Reports to shareholders	404,374
Professional services fees	66,651
Other	52,293
Total expenses	10,855,448
Less: Fees waived and expense offset arrangement(s)	(47,115)
Net expenses	10,808,333
Net investment income	42,081,607

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,955))	6,483,983
Foreign currencies	8,134
Forward foreign currency contracts	292,310
Futures contracts	3,144,198
Option contracts written	527,044
Swap agreements	(384,720)
10,070,949
Change in net unrealized appreciation (depreciation) of:
Investment securities	52,712,001
Foreign currencies	26,855
Forward foreign currency contracts	(186,443)
Futures contracts	(209,540)
Swap agreements	202,932
52,545,805
Net realized and unrealized gain	62,616,754
Net increase in net assets resulting from operations	$104,698,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$42,081,607	$38,500,144
Net realized gain (loss)	10,070,949	(9,352,916)
Change in net unrealized appreciation (depreciation)	52,545,805	(64,818,665)
Net increase (decrease) in net assets resulting from operations	104,698,361	(35,671,437)

Distributions to shareholders from net investment income:
Class A	(34,097,258)	(32,011,488)
Class B	(504,264)	(778,784)
Class C	(2,159,190)	(1,839,364)
Class R	(236,473)	(158,143)
Class Y	(3,504,940)	(962,177)
Class R5	(188,985)	(187,510)
Class R6	(1,061,017)	(1,517,020)
Total distributions from net investment income	(41,752,127)	(37,454,486)

Share transactions–net:
Class A	20,991,176	64,350,487
Class B	(6,991,110)	(8,617,447)
Class C	11,827,449	5,337,404
Class R	(534,321)	2,795,932
Class Y	207,305,063	6,550,575
Class R5	400,280	581,048
Class R6	5,249,500	(7,080,265)
Net increase in net assets resulting from share transactions	238,248,037	63,917,734
Net increase (decrease) in net assets	301,194,271	(9,208,189)

Net assets:
Beginning of year	1,019,187,751	1,028,395,940
End of year (includes undistributed net investment income of $1,593,452 and $777,759, respectively)	$1,320,382,022	$1,019,187,751

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

28                         Invesco Corporate Bond Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

29                         Invesco Corporate Bond Fund

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

30                         Invesco Corporate Bond Fund

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

31                         Invesco Corporate Bond Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and

32                         Invesco Corporate Bond Fund

market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $37,557.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $265,103 in

33                         Invesco Corporate Bond Fund

front-end sales commissions from the sale of Class A shares and $43,772, $2,411 and $3,859 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$1,170,379,091	$—	$1,170,379,091
U.S. Treasury Securities	—	89,146,864	—	89,146,864
Preferred Stocks	19,744,490	—	—	19,744,490
Municipal Obligations	—	2,835,545	—	2,835,545
Non-U.S. Dollar Denominated Bonds & Notes	—	778,134	—	778,134
Asset-Backed Securities	—	667,197	—	667,197
Common Stocks & Other Equity Interests	—	172	2,728	2,900
Money Market Funds	19,414,678	—	—	19,414,678
	39,159,168	1,263,807,003	2,728	1,302,968,899
Foreign Currency Contracts*	—	(1,983)	—	(1,983)
Futures Contracts*	(29,399)	—	—	(29,399)
Swap Agreements*	—	(82,111)	—	(82,111)
Total Investments	$39,129,769	$1,263,722,909	$2,728	$1,302,855,406

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts — Currency Risk
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/31/17	Goldman Sachs International	EUR	691,782	USD	733,829	$736,091	$(2,262)
05/31/17	Goldman Sachs International	GBP	60,075	USD	74,994	74,715	279
Total Open Forward Foreign Currency Contracts — Currency Risk							$(1,983)
Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

34                         Invesco Corporate Bond Fund

Open Futures Contracts — Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Treasury Notes	Long	327	June-2017	$70,764,844	$45,284
U.S. Treasury 5 Year Treasury Notes	Long	93	June-2017	10,946,391	25,208
U.S. Treasury 10 Year Treasury Notes	Short	172	June-2017	(21,427,438)	(64,819)
U.S. Treasury 30 Year Treasury Notes	Long	131	June-2017	19,866,969	199,259
U.S. Treasury Ultra Bonds	Short	149	June-2017	(24,105,406)	(234,331)
Total Futures Contracts — Interest Rate Risk					$(29,399)

Options Written Transactions
	Put Options
	Notional Value	Premiums Received
Beginning of period	$—	$—
Written	95,000,000	690,875
Closed	(95,000,000)	(690,875)
End of period	$—	$—

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.17%	$10,750,000	$54,381	$(82,111)

(a)	Implied credit spreads represent the current level, as of February 28, 2017, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

Derivative Assets	Value
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$269,751	$269,751
Unrealized appreciation on forward foreign currency contracts outstanding	—	279	—	279
Total Derivative Assets	—	279	269,751	270,030
Derivatives not subject to master netting agreements	—	—	(269,751)	(269,751)
Total Derivative Assets subject to master netting agreements	$—	$279	$—	$279

Derivative Liabilities	Value
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(299,150)	$(299,150)
Unrealized depreciation on swap agreements — OTC	(82,111)	—	—	(82,111)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(2,262)	—	(2,262)
Total Derivative Liabilities	(82,111)	(2,262)	(299,150)	(383,523)
Derivatives not subject to master netting agreements	—	—	299,150	299,150
Total Derivative Liabilities subject to master netting agreements	$(82,111)	$(2,262)	$—	$(84,373)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

35                         Invesco Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International(a)	$279	$—	$279	$(2,262)	$—	$(2,262)	$(1,983)	$—	$—	$(1,983)
Bank of America Securities LLC(b)	—	54,381	54,381	—	(103,312)	(103,312)	(48,931)	—	—	(48,931)
Total	$279	$54,381	$54,660	$(2,262)	$(103,312)	$(105,574)	$(50,914)	$—	$—	$(50,914)

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — OTC Counterparty.

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$292,310	$—	$292,310
Futures contracts	—	—	3,144,198	3,144,198
Options purchased(a)	(650,240)	—	—	(650,240)
Options written	527,044	—	—	527,044
Swap agreements	(384,720)	—	—	(384,720)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(186,443)	—	(186,443)
Futures contracts	—	—	(209,540)	(209,540)
Swap agreements	202,932	—	—	202,932
Total	$(304,984)	$105,867	$2,934,658	$2,735,541

(a)	Options purchased are included in the net realized gain from investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the four month average notional value of options purchased and the two month average notional value of options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$3,293,746	$228,529,809	$54,750,000	$47,500,000	$11,443,469

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities sales of $440,936, which resulted in net realized gains (losses) of $(2,955).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,558.

36                         Invesco Corporate Bond Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$41,752,127	$37,454,486

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$3,415,743
Net unrealized appreciation — investments	41,480,561
Net unrealized appreciation (depreciation) — other investments	(82,466)
Temporary book/tax differences	(488,788)
Post-October deferrals	(3,390,309)
Shares of beneficial interest	1,279,447,261
Total net assets	$1,320,382,022

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, and bond amortization of premium.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2017.

37                         Invesco Corporate Bond Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,231,772,488 and $1,028,161,696, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,396,238,934 and $1,372,292,044, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$49,739,577
Aggregate unrealized (depreciation) of investment securities	(8,258,996)
Net unrealized appreciation of investment securities	$41,480,581

Cost of investments for tax purposes is $1,261,488,318

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2017, undistributed net investment income was increased by $486,213, undistributed net realized gain (loss) was increased by $41,888,968 and shares of beneficial interest was decreased by $42,375,181. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	32,765,846	$237,694,323	26,286,613	$186,268,111
Class B	89,843	653,410	137,711	979,177
Class C	5,039,470	36,826,847	2,935,184	20,871,104
Class R	346,738	2,524,891	593,561	4,125,389
Class Y	34,006,288	248,804,722	2,451,059	17,454,695
Class R5	80,467	579,999	213,720	1,534,964
Class R6	643,218	4,662,323	1,556,734	11,103,216

Issued as reinvestment of dividends:
Class A	4,024,397	29,304,575	3,860,295	27,335,472
Class B	60,635	441,981	96,605	687,262
Class C	257,878	1,890,304	222,673	1,582,651
Class R	32,267	235,008	22,236	157,317
Class Y	397,592	2,896,784	93,196	660,205
Class R5	25,832	188,103	26,325	186,564
Class R6	145,603	1,061,014	214,204	1,516,786

Automatic conversion of Class B shares to Class A shares:
Class A	667,439	4,832,263	817,259	5,823,340
Class B	(666,464)	(4,832,263)	(815,964)	(5,823,340)

Reacquired:
Class A	(34,523,672)	(250,839,985)	(21,885,682)	(155,076,436)
Class B	(448,180)	(3,254,238)	(626,125)	(4,460,546)
Class C	(3,680,844)	(26,889,702)	(2,408,408)	(17,116,351)
Class R	(450,522)	(3,294,220)	(211,361)	(1,486,774)
Class Y	(6,090,876)	(44,396,443)	(1,630,689)	(11,564,325)
Class R5	(51,909)	(367,822)	(160,144)	(1,140,480)
Class R6	(66,151)	(473,837)	(2,875,474)	(19,700,267)
Net increase in share activity	32,604,895	$238,248,037	8,913,528	$63,917,734

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

38                         Invesco Corporate Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$6.89	$0.26	$0.42	$0.68	$(0.26)	$7.31	9.97%		$948,305	0.90	%(d)	0.90	%(d)	3.60	%(d)	212%
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	6.89	(3.37)		873,526	0.90		0.90		3.79		202
Year ended 02/28/15	7.21	0.28	0.20	0.48	(0.29)	7.40	6.71		870,961	0.91		0.91		3.74		228
Year ended 02/28/14	7.26	0.28	(0.05)	0.23	(0.28)	7.21	3.26		789,268	0.92		0.92		4.01		188
Year ended 02/28/13	7.03	0.27	0.25	0.52	(0.29)	7.26	7.58		882,544	0.89		0.89		3.77		68
Class B
Year ended 02/28/17	6.90	0.26	0.42	0.68	(0.26)	7.32	9.96	(e)	10,289	0.90	(d)(e)	0.90	(d)(e)	3.60	(d)(e)	212
Year ended 02/29/16	7.41	0.27	(0.52)	(0.25)	(0.26)	6.90	(3.36	)(e)	16,348	0.90	(e)	0.90	(e)	3.79	(e)	202
Year ended 02/28/15	7.22	0.28	0.20	0.48	(0.29)	7.41	6.70	(e)	26,504	0.91	(e)	0.91	(e)	3.74	(e)	228
Year ended 02/28/14	7.27	0.28	(0.05)	0.23	(0.28)	7.22	3.27	(e)	37,235	0.92	(e)	0.92	(e)	4.01	(e)	188
Year ended 02/28/13	7.03	0.27	0.26	0.53	(0.29)	7.27	7.59	(e)	56,765	0.89	(e)	0.89	(e)	3.77	(e)	68
Class C
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	7.36	9.17		85,127	1.65	(d)	1.65	(d)	2.85	(d)	212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	6.92	(4.18	)(f)	68,853	1.64	(f)	1.64	(f)	3.05	(f)	202
Year ended 02/28/15	7.21	0.22	0.20	0.42	(0.21)	7.42	5.94		68,187	1.66		1.66		2.99		228
Year ended 02/28/14	7.24	0.23	(0.05)	0.18	(0.21)	7.21	2.52		58,355	1.67		1.67		3.26		188
Year ended 02/28/13	7.00	0.22	0.26	0.48	(0.24)	7.24	6.88		69,568	1.62		1.64		3.04		68
Class R
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	7.31	9.70		6,742	1.15	(d)	1.15	(d)	3.35	(d)	212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	6.89	(3.62)		6,847	1.15		1.15		3.54		202
Year ended 02/28/15	7.21	0.26	0.20	0.46	(0.27)	7.40	6.45		4,358	1.16		1.16		3.49		228
Year ended 02/28/14	7.26	0.27	(0.06)	0.21	(0.26)	7.21	3.01		4,024	1.17		1.17		3.76		188
Year ended 02/28/13	7.03	0.25	0.26	0.51	(0.28)	7.26	7.31		4,776	1.14		1.14		3.52		68
Class Y
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	7.32	10.23		235,464	0.65	(d)	0.65	(d)	3.85	(d)	212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	6.90	(3.11)		26,500	0.65		0.65		4.04		202
Year ended 02/28/15	7.23	0.29	0.19	0.48	(0.30)	7.41	6.82		21,685	0.66		0.66		3.99		228
Year ended 02/28/14	7.27	0.30	(0.04)	0.26	(0.30)	7.23	3.67		8,291	0.67		0.67		4.26		188
Year ended 02/28/13	7.04	0.29	0.25	0.54	(0.31)	7.27	7.84		9,160	0.64		0.64		4.02		68
Class R5
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	7.31	10.34		5,222	0.56	(d)	0.56	(d)	3.94	(d)	212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	6.89	(2.98)		4,547	0.54		0.54		4.15		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	7.40	7.03		4,293	0.47		0.47		4.18		228
Year ended 02/28/14	7.27	0.32	(0.06)	0.26	(0.31)	7.22	3.71		1,862	0.49		0.49		4.44		188
Year ended 02/28/13	7.03	0.30	0.26	0.56	(0.32)	7.27	8.18		6,497	0.47		0.47		4.19		68
Class R6
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	7.32	10.43		29,232	0.47	(d)	0.47	(d)	4.03	(d)	212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	6.90	(2.80)		22,567	0.46		0.46		4.23		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	7.40	7.04		32,408	0.46		0.46		4.19		228
Year ended 02/28/14	7.26	0.31	(0.04)	0.27	(0.31)	7.22	3.85		20,392	0.49		0.49		4.44		188
Year ended 02/28/13(g)	7.24	0.13	0.03	0.16	(0.14)	7.26	2.20		10,308	0.47	(h)	0.47	(h)	4.19	(h)	68

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $947,797, $13,981, $82,678, $7,065, $92,532, $4,801 and $26,334 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for Class C shares.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.

39                         Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Corporate Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Corporate Bond Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

40                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$998.90	$4.51	$1,020.28	$4.56	0.91%
B	1,000.00	999.00	4.51	1,020.28	4.56	0.91
C	1,000.00	994.00	8.21	1,016.56	8.30	1.66
R	1,000.00	996.30	5.74	1,019.04	5.81	1.16
Y	1,000.00	998.90	3.27	1,021.52	3.31	0.66
R5	1,000.00	999.30	2.88	1,021.92	2.91	0.58
R6	1,000.00	1,001.10	2.43	1,022.36	2.46	0.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

41                         Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	6.44%
Corporate Dividends Received Deduction*	6.44%
U.S. Treasury Obligations*	2.56%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42                         Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Corporate Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1	04262017	1230

Annual Report to Shareholders	February 28, 2017

Invesco Global Real Estate Fund Nasdaq: A: AGREX ◾ B: BGREX ◾ C: CGREX ◾ R: RGREX ◾ Y: ARGYX ◾ R5: IGREX ◾ R6: FGREX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.54%
Class B Shares	10.62
Class C Shares	10.62
Class R Shares	11.17
Class Y Shares	11.72
Class R5 Shares	12.00
Class R6 Shares	12.07
MSCI World Index▼ (Broad Market Index)	21.26
Custom Invesco Global Real Estate Index⬛ (Style-Specific Index)	13.27
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	11.60

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ♦Lipper Inc.

Market conditions and your Fund

The fiscal year ended February 28, 2017, saw a series of momentous political events which impacted the investment environment, as well as the outlook for economic growth and political stability. At the beginning of the reporting period, equity markets had begun their rebound from the tumultuous start of 2016. Central banks, including the US Federal Reserve (the Fed), the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative policies and dovish rhetoric. Other factors contributing to investor sentiment included the rebound in energy prices and an improving US housing market and employment picture. However, the fiscal year was de-fined by political events which could potentially generate future uncertainties and market volatility.

    In June, Brexit – the decision by UK voters to leave the European Union – caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities. Following the outcome of the US presidential election in November, US stocks surged, led by the health care and financials sectors, based on market perception that these sectors might benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less favorable trade environment.

    Also in November, OPEC agreed to cut oil production for the first time in eight years; the agreement helped support higher oil prices and energy stocks. As expected, the Fed raised interest rates in December 2016 – its only rate hike during the reporting period. Toward the end of the reporting period, geopolitical uncertainty continued to drive swings in capital market sentiment. Year-end corporate earnings reports came in generally better than expected, and leading economic indicators showed improvement. Inflation rose during the reporting period, driven primarily by energy prices, and was expected to be a dominant theme for central banks.

    For the reporting period as a whole, US equities outperformed non-US equities. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the US) – a reversal from previous years. Listed real estate equities underperformed broad market equities during the fiscal year as general equity investors rotated into other, more cyclical sectors toward the end of the reporting period.

    Real estate supply and demand fundamentals and capital flows provided a supportive environment for listed real estate companies during the reporting period. Prime commercial property valuations in most markets rose throughout the fiscal year as global capital circulated in search of quality real assets. Real estate market health is typically defined by issues of new supply. Increased supply, due to economic improvement, did not undermine the pricing power of landlords in a large number of key global markets.

    Key contributors to Fund performance versus the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark, included positive security selection in Canada, the United Arab Emirates and South Africa. A combination of security selection in and under-

Portfolio Composition
By country	% of total net assets

United States	50.0%
Japan	9.8
Hong Kong	6.9
Australia	5.4
United Kingdom	4.1
China	3.9
France	2.9
Germany	2.9
Singapore	2.6
Canada	2.4
Countries each less than 2.0% of portfolio	7.7
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
% of total net assets

1.Simon Property Group, Inc.	4.4%

2.Boston Properties, Inc.	2.8

3.Public Storage	2.3
4.AvalonBay Communities, Inc.	2.3
5.Vornado Realty Trust	2.2
6.Mitsubishi Estate Co., Ltd.	2.2
7.Mitsui Fudosan Co., Ltd.	2.1
8.Equity Residential	1.9
9.Sun Hung Kai Properties Ltd.	1.9
10.Unibail-Rodamco S.E.	1.8

Total Net Assets	$1.8 billion

Total Number of Holdings*	167

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

4                          Invesco Global Real Estate Fund

weight exposure to the UK, security selection in and overweight exposure to Indonesia, as well as a lack of holdings in Belgium and Turkey, also contributed to relative Fund returns.

    Primary detractors from relative Fund performance versus the style-specific index included security selection in China and Hong Kong. A combination of security selection in and underweight exposure to Germany hurt relative performance. Security selection in Australia, Japan, the Philippines and the US also detracted from relative Fund returns. Additionally, overweight exposure to the Netherlands and an allocation to ancillary cash also detracted from relative performance.

    Top contributors to the Fund’s absolute performance included Vornado Realty Trust and Boston Properties. During the reporting period, Vornado’s stock traded at a favorable relative value. Additionally, the company maintained a strong balance sheet and implemented a conservative capital allocation strategy that we viewed as appropriate given the market environment. Boston Properties is an integrated owner, operator, and developer of Class A office assets in gateway markets in the US. During the period, Boston Properties was investing in development opportunities which were expected to grow net asset value and earnings at an above-average rate in coming years. The Fund held overweight exposures to both stocks during the reporting period.

    Top detractors from absolute Fund performance included Unibail-Rodamco and National Retail Properties. Unibail-Rodamco owns and develops high quality shopping malls across Europe. It struggled during the fiscal year given the subdued economic environment and uncertainty around Brexit. National Retail Properties owns a diversified portfolio of retail properties subject to long-term triple net leases – a lease structure where the tenant is responsible for all costs relating to the space being rented, including costs such as taxes, insurance and maintenance – which has historically created a more stable income stream with modest growth. In general, triple net landlords underperformed during the fiscal year as a result of their lower growth prospects and higher yields. We continued to hold National Retail Properties given its above-average yield, strong balance sheet and – given the long-term nature of its contracts – predictable income.

    At the close of the reporting period, and relative to our style-specific benchmark, the Fund had overweight exposure to Spain, the Netherlands, France, Ireland and the US. Conversely, the Fund had underweight exposure to Brazil, Canada, Thailand, Singapore and the UK. Additionally, the Fund lacked exposure to a number of countries where the benchmark had exposure, including Austria and Belgium. Fund positioning reflected a desire to capture relative value opportunity within individual countries.

    At the close of the reporting period, trends in underlying global real estate markets reflected greater maturity in the real estate cycle. Capital value growth has moderated, although investment demand remained high. Trends in tenant demand were still positive, but prospects for further rental growth have moderated in some markets where new supply has risen. However, real estate investment trust (REIT) earnings growth has been maintained and passed through as dividend increases, reflecting confidence in earnings sustainability. After several years of economic recovery, landlords have been able to renew existing leases and write new leases – both at increasingly higher rents. A large portion of the global real estate universe was priced at a discount to net asset value, despite the sector’s attractive yield and near-term earnings growth visibility.

    Throughout the reporting period, the Fund favored companies with higher-quality assets and generally lower-leveraged balance sheets, particularly in supply-constrained markets. In an environment in which interest rates may continue to modestly rise over the mid-term, we maintained a bias toward companies with above-average earnings growth prospects. In addition, we seek to maintain a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Real Estate Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Real Estate Fund. She joined Invesco in 1998.
Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

3  Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the net return, which withholds taxes for non-resident investors.
∎	The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets. The index is computed using the net return, which withholds taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITS Index, which is exclusively owned by NAREIT. The FTSE NAREIT Equity All REITS Index is an unmanaged index considered representative of US REITs.

6                         Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (4/29/2005)	5.09%
10 Years	0.25
5 Years	5.85
1 Year	5.44

Class B Shares
Inception (4/29/2005)	5.06%
10 Years	0.20
5 Years	5.95
1 Year	5.62

Class C Shares
Inception (4/29/2005)	4.80%
10 Years	0.05
5 Years	6.24
1 Year	9.62

Class R Shares
Inception (4/29/2005)	5.33%
10 Years	0.56
5 Years	6.78
1 Year	11.17

Class Y Shares
10 Years	1.03%
5 Years	7.31
1 Year	11.72

Class R5 Shares
Inception (4/29/2005)	6.12%
10 Years	1.35
5 Years	7.63
1 Year	12.00

Class R6 Shares
10 Years	1.08%
5 Years	7.61
1 Year	12.07

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.79%
10 Years	0.40
5 Years	7.12
1 Year	-4.00

Class B Shares
Inception (4/29/05)	4.76%
10 Years	0.36
5 Years	7.21
1 Year	-4.00

Class C Shares
Inception (4/29/05)	4.51%
10 Years	0.22
5 Years	7.51
1 Year	-0.16

Class R Shares
Inception (4/29/05)	5.04%
10 Years	0.72
5 Years	8.06
1 Year	1.40

Class Y Shares
10 Years	1.19%
5 Years	8.59
1 Year	1.82

Class R5 Shares
Inception (4/29/05)	5.82%
10 Years	1.51
5 Years	8.90
1 Year	2.06

Class R6 Shares
10 Years	1.24%
5 Years	8.89
1 Year	2.20

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 2.18%, 1.68%, 1.18%, 0.91% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desir-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

able time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significant-

8                Invesco Global Real Estate Fund

ly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/Real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect prop- erty values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global (net) Index from July 1, 2014.
∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

9                         Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2017

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.61%
Australia–5.42%
DEXUS Property Group	1,386,411	$10,014,536
Goodman Group	3,133,593	18,100,758
GPT Group (The)	2,842,856	10,718,962
Mirvac Group	5,717,445	9,392,725
Scentre Group	6,156,369	20,540,111
Vicinity Centres	1,726,726	3,819,033
Westfield Corp.	3,403,706	22,931,435
		95,517,560

Brazil–0.42%
BR Malls Participacoes S.A.(a)	340,380	1,632,738
EZ Tec Empreendimentos e Participacoes S.A.	175,100	1,073,693
Iguatemi Empresa de Shopping Centers S.A.	247,600	2,475,682
Multiplan Empreendimentos Imobiliarios S.A.	105,100	2,172,351
		7,354,464

Canada–2.36%
Allied Properties REIT	279,292	7,364,787
Canadian Apartment Properties REIT	281,770	6,823,330
Chartwell Retirement Residences	346,243	4,085,409
First Capital Realty, Inc.	285,979	4,504,861
H&R REIT	540,000	9,596,024
RioCan REIT	228,900	4,598,511
Smart REIT	187,700	4,724,830
		41,697,752

China–3.91%
Agile Group Holdings Ltd.	1,612,000	1,063,183
China Jinmao Holdings Group Ltd.	8,306,000	2,578,589
China Overseas Land & Investment Ltd.	4,659,700	14,345,942
China Resources Land Ltd.	3,899,377	10,631,819
China Vanke Co., Ltd.–Class H	1,557,500	3,912,334
CIFI Holdings (Group) Co. Ltd.	13,330,000	4,464,540
Country Garden Holdings Co. Ltd.	3,516,000	2,518,239
Global Logistic Properties Ltd.	3,420,000	6,492,203
Guangzhou R&F Properties Co. Ltd.–Class H	1,077,200	1,487,525
KWG Property Holding Ltd.	4,799,000	3,029,145
Longfor Properties Co. Ltd.	2,860,000	4,575,735
Shenzhen Investment Ltd.	12,000,200	5,155,000
Shimao Property Holdings Ltd.	2,177,000	3,124,042
Sino-Ocean Group Holdings Ltd.	9,534,000	4,740,626
Yuzhou Properties Co. Ltd.	2,540,000	883,427
		69,002,349

France–2.93%
ICADE	120,264	8,574,942
Klepierre	287,614	10,684,749

	Shares	Value
France–(continued)
Unibail-Rodamco S.E.	141,643	$32,316,213
		51,575,904

Germany–2.87%
Deutsche Euroshop AG	75,675	3,136,001
Grand City Properties S.A.	704,517	13,424,014
LEG Immobilien AG	161,992	13,350,508
Vonovia SE	591,993	20,628,180
		50,538,703

Hong Kong–6.89%
Cheung Kong Property Holdings Ltd.	3,210,500	21,893,877
Hang Lung Properties Ltd.	3,148,000	7,948,113
Hongkong Land Holdings Ltd.	905,200	6,177,675
Link REIT	2,967,000	20,498,619
New World Development Co. Ltd.	6,676,000	8,737,421
Sun Hung Kai Properties Ltd.	2,226,100	32,614,483
Swire Properties Ltd.	3,612,600	10,866,257
Wharf (Holdings) Ltd. (The)	1,619,000	12,811,179
		121,547,624

Indonesia–0.45%
PT Bumi Serpong Damai Tbk	15,164,700	2,076,277
PT Ciputra Development Tbk	25,424,874	2,611,590
PT Pakuwon Jati Tbk	57,221,100	2,531,243
PT Summarecon Agung Tbk	7,288,100	748,618
		7,967,728

Ireland–0.36%
Green REIT PLC	4,482,178	6,410,669

Japan–9.83%
Activia Properties, Inc.	882	4,358,367
Advance Residence Investment Corp.	2,012	5,436,869
AEON REIT Investment Corp.	2,924	3,238,620
Daiwa House REIT Investment Corp.	2,919	7,588,906
GLP J-REIT(b)	1,072	1,225,525
GLP J-REIT	4,478	5,119,309
Hulic Reit, Inc.	2,407	3,983,985
Japan Excellent, Inc.	2,997	3,887,841
Japan Hotel REIT Investment Corp.	5,081	3,646,250
Japan Logistics Fund Inc.	1,850	3,992,699
Japan Real Estate Investment Corp.	2,741	15,106,433
Japan Retail Fund Investment Corp.	4,495	9,044,829
Kenedix Office Investment Corp.	985	5,858,345
LaSalle LOGIPORT REIT	2,954	2,806,320
Mitsubishi Estate Co., Ltd.	1,997,000	39,027,868
Mitsui Fudosan Co., Ltd.	1,598,000	36,181,401
Nippon Prologis REIT Inc.	2,013	4,328,358
Nomura Real Estate Master Fund, Inc.	2,621	3,927,474
Sumitomo Realty & Development Co., Ltd.	138,000	3,810,159
Tokyo Tatemono Co., Ltd.	323,900	4,570,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Fund

	Shares	Value
Japan–(continued)
United Urban Investment Corp.	3,923	$6,098,525
		173,238,991

Malaysia–0.25%
KLCCP Stapled Group	1,187,300	2,085,562
Mah Sing Group Bhd.	3,521,400	1,173,668
Pavilion REIT	2,941,000	1,145,801
		4,405,031

Malta–0.01%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)	9,888,325	162,381

Mexico–0.50%
Fibra Uno Administracion S.A. de C.V.	3,395,900	4,917,075
Macquarie Mexico Real Estate Management S.A. de C.V.	3,732,200	3,856,563
		8,773,638

Netherlands–0.59%
Wereldhave N.V.	236,256	10,319,928

Philippines–0.79%
Ayala Land, Inc.	5,483,900	3,850,954
Megaworld Corp.	23,185,500	1,678,889
Robinsons Land Corp.	6,535,700	3,081,375
SM Prime Holdings Inc.	8,992,700	5,259,464
		13,870,682

Singapore–2.61%
Ascendas India Trust	3,607,500	2,806,191
Ascendas REIT	3,916,600	6,998,891
CapitaLand Ltd.	3,528,000	9,153,152
CapitaLand Mall Trust	2,770,000	3,894,309
CapitaLand Retail China Trust	2,169,400	2,206,169
City Developments Ltd.	1,001,300	6,767,037
Mapletree Commercial Trust	640,700	685,852
Mapletree Greater China Commercial Trust–REGS(b)	3,493,700	2,455,875
Mapletree Industrial Trust	5,554,100	6,599,519
Yanlord Land Group Ltd.	4,360,500	4,527,763
		46,094,758

South Africa–1.18%
Growthpoint Properties Ltd.	3,720,219	7,510,094
Hyprop Investments Ltd.	508,303	4,861,297
Resilient REIT Ltd.	342,435	3,132,696
SA Corporate Real Estate Fund Nominees Proprietary Ltd.	12,584,634	5,382,231
		20,886,318

Spain–0.89%
Inmobiliaria Colonial S.A.	917,669	6,707,376
Merlin Properties Socimi, S.A.	789,763	8,944,416
		15,651,792

	Shares	Value
Sweden–0.97%
Castellum AB	484,670	$6,566,937
Wihlborgs Fastigheter AB	530,878	10,546,870
		17,113,807

Switzerland–0.69%
Swiss Prime Site AG	140,675	12,214,946

Thailand–0.35%
Central Pattana PCL	2,848,700	4,506,082
Central Pattana PCL–NVDR	328,800	518,358
Land and Houses PCL–NVDR	4,141,900	1,162,106
		6,186,546

United Arab Emirates–0.27%
Emaar Malls PJSC	4,331,126	3,089,829
Emaar Properties PJSC	835,801	1,695,475
		4,785,304

United Kingdom–4.11%
Derwent London PLC	234,986	8,209,536
Great Portland Estates PLC	1,032,563	8,291,308
Hammerson PLC	860,934	6,287,393
Hansteen Holdings PLC	3,633,350	5,288,829
Kennedy Wilson Europe Real Estate PLC	622,185	7,489,375
Land Securities Group PLC	1,138,685	15,035,439
SEGRO PLC	1,597,721	9,790,532
UNITE Group PLC (The)	1,545,938	11,990,199
		72,382,611

United States–49.96%
Acadia Realty Trust	246,640	7,899,879
American Campus Communities, Inc.	210,266	10,744,593
American Homes 4 Rent–Class A	714,578	16,985,519
Apple Hospitality REIT, Inc.	590,693	11,601,211
AvalonBay Communities, Inc.	218,337	40,125,974
Boston Properties, Inc.	349,737	48,623,935
Brandywine Realty Trust	754,022	12,562,007
Brixmor Property Group, Inc.	675,229	15,759,845
Brookdale Senior Living Inc.(a)	333,416	4,801,190
Care Capital Properties, Inc.	224,136	5,892,535
Cousins Properties, Inc.	1,655,763	14,156,774
CyrusOne Inc.	163,848	8,339,863
DiamondRock Hospitality Co.	564,385	6,134,865
Digital Realty Trust, Inc.	115,027	12,422,916
EPR Properties	57,482	4,423,815
Equity Lifestyle Properties, Inc.	141,954	11,302,377
Equity Residential	522,886	32,978,420
Essex Property Trust, Inc.	118,848	27,893,626
Extra Space Storage Inc.	234,384	18,560,869
Federal Realty Investment Trust	177,316	24,953,681
First Industrial Realty Trust, Inc.	63,212	1,700,403
GGP Inc.	859,528	21,367,866
HCP, Inc.	898,377	29,457,782
Healthcare Realty Trust, Inc.	330,642	10,567,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Fund

	Shares	Value
United States–(continued)
Host Hotels & Resorts Inc.	1,439,321	$25,893,385
Hudson Pacific Properties Inc.	593,823	21,722,045
InfraREIT, Inc.	227,297	3,784,495
Invitation Homes Inc.(a)	265,051	5,775,461
Liberty Property Trust	496,045	19,564,015
Macerich Co. (The)	163,282	11,001,941
Mid-America Apartment Communities, Inc.	133,317	13,695,655
National Health Investors, Inc.	138,330	10,474,348
National Retail Properties, Inc.	561,722	25,412,303
Paramount Group, Inc.	535,220	9,328,885
Physicians Realty Trust	231,761	4,616,679
Prologis, Inc.	572,498	29,226,023
Public Storage	181,289	41,235,996
QTS Realty Trust, Inc.–Class A	128,048	6,735,325
Realty Income Corp.	297,216	18,213,396
Retail Opportunity Investments Corp.	658,374	14,484,228
Rexford Industrial Realty, Inc.	88,788	2,040,348
RLJ Lodging Trust	384,000	8,739,840
Simon Property Group, Inc.	421,500	77,724,600
SL Green Realty Corp.	76,477	8,617,428
Sun Communities, Inc.	110,581	9,159,424

	Shares	Value
United States–(continued)
Terreno Realty Corp.	252,297	$6,988,627
Ventas, Inc.	213,267	13,873,018
Vornado Realty Trust	359,075	39,451,570
Washington REIT	394,282	12,896,964
Weingarten Realty Investors	353,380	12,534,389
Welltower Inc.	403,618	28,406,635
		880,854,286
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,545,866,653)		1,738,553,772

Money Market Funds–0.63%
Government & Agency Portfolio–Institutional Class, 0.47%(c)	6,665,191	6,665,191
Treasury Portfolio–Institutional Class, 0.41%(c)	4,443,460	4,443,460
Total Money Market Funds (Cost $11,108,651)		11,108,651
TOTAL INVESTMENTS–99.24% (Cost $1,556,975,304)		1,749,662,423
OTHER ASSETS LESS LIABILITIES–0.76%		13,418,092
NET ASSETS–100.00%		$1,763,080,515

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $3,843,781, which represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,545,866,653)	$1,738,553,772
Investments in affiliated money market funds, at value and cost	11,108,651
Total investments, at value (Cost $1,556,975,304)	1,749,662,423
Foreign currencies, at value (Cost $8,966,327)	8,953,510
Receivable for:
Investments sold	11,045,308
Fund shares sold	3,698,208
Dividends	2,935,453
Investment for trustee deferred compensation and retirement plans	148,613
Other assets	26,405
Total assets	1,776,469,920

Liabilities:
Payable for:
Investments purchased	8,585,821
Fund shares reacquired	2,430,396
Amount due custodian	835,066
Accrued foreign taxes	120,553
Accrued fees to affiliates	887,990
Accrued trustees’ and officers’ fees and benefits	5,444
Accrued other operating expenses	353,081
Trustee deferred compensation and retirement plans	171,054
Total liabilities	13,389,405
Net assets applicable to shares outstanding	$1,763,080,515

Net assets consist of:
Shares of beneficial interest	$1,647,560,787
Undistributed net investment income (loss)	(38,126,697)
Undistributed net realized gain (loss)	(39,064,852)
Net unrealized appreciation	192,711,277
$1,763,080,515

Net Assets:
Class A	$221,941,911
Class B	$868,933
Class C	$33,299,031
Class R	$19,717,862
Class Y	$1,167,799,468
Class R5	$264,906,065
Class R6	$54,547,245

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,301,277
Class B	67,724
Class C	2,594,511
Class R	1,536,845
Class Y	90,994,773
Class R5	20,683,246
Class R6	4,258,153
Class A:
Net asset value per share	$12.83
Maximum offering price per share
(Net asset value of $12.83 ÷ 94.50%)	$13.58
Class B:
Net asset value and offering price per share	$12.83
Class C:
Net asset value and offering price per share	$12.83
Class R:
Net asset value and offering price per share	$12.83
Class Y:
Net asset value and offering price per share	$12.83
Class R5:
Net asset value and offering price per share	$12.81
Class R6:
Net asset value and offering price per share	$12.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Dividends (net of foreign withholding taxes of $3,150,198)	$55,537,158
Dividends from affiliated money market funds	68,781
Total investment income	55,605,939

Expenses:
Advisory fees	13,986,431
Administrative services fees	429,373
Custodian fees	385,188
Distribution fees:
Class A	631,681
Class B	13,477
Class C	370,304
Class R	97,691
Transfer agent fees — A, B, C, R and Y	4,631,972
Transfer agent fees — R5	202,628
Transfer agent fees — R6	6,405
Trustees’ and officers’ fees and benefits	48,498
Registration and filing fees	155,431
Reports to shareholders	359,552
Professional services fees	68,180
Other	41,223
Total expenses	21,428,034
Less: Fees waived and expense offset arrangement(s)	(30,357)
Net expenses	21,397,677
Net investment income	34,208,262

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (Net of foreign taxes of $23,587)	71,789,042
Foreign currencies	36,450
71,825,492
Change in net unrealized appreciation (depreciation) of:
Investment securities (Net of foreign taxes of $103,890)	118,730,776
Foreign currencies	(14,094)
118,716,682
Net realized and unrealized gain	190,542,174
Net increase in net assets resulting from operations	$224,750,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$34,208,262	$32,506,944
Net realized gain	71,825,492	39,259,665
Change in net unrealized appreciation (depreciation)	118,716,682	(266,976,709)
Net increase (decrease) in net assets resulting from operations	224,750,436	(195,210,100)

Distributions to shareholders from net investment income:
Class A	(8,860,988)	(4,977,744)
Class B	(32,975)	(26,511)
Class C	(1,033,538)	(421,381)
Class R	(663,401)	(292,529)
Class Y	(45,699,563)	(23,035,593)
Class R5	(11,983,975)	(6,991,199)
Class R6	(3,624,360)	(4,029,534)
Total distributions from net investment income	(71,898,800)	(39,774,491)

Share transactions-net:
Class A	(51,619,275)	(11,998,939)
Class B	(1,027,553)	(2,502,077)
Class C	(5,834,081)	(3,946,681)
Class R	413,488	(383,212)
Class Y	(132,878,267)	497,514,613
Class R5	(54,035,728)	(4,190,918)
Class R6	(37,509,298)	(26,478,807)
Net increase (decrease) in net assets resulting from share transactions	(282,490,714)	448,013,979
Net increase (decrease) in net assets	(129,639,078)	213,029,388

Net assets:
Beginning of year	1,892,719,593	1,679,690,205
End of year (includes undistributed net investment income of $(38,126,697) and $(26,401,423), respectively)	$1,763,080,515	$1,892,719,593

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

15                         Invesco Global Real Estate Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

16                         Invesco Global Real Estate Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

17                         Invesco Global Real Estate Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $26,506.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C

18                         Invesco Global Real Estate Fund

shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $37,488 in front-end sales commissions from the sale of Class A shares and $4,354, $89 and $3,591 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2017, there were transfers from Level 1 to Level 2 of $120,656,649 and from Level 2 to Level 1 of $306,393,801, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$95,517,560	$—	$95,517,560
Brazil	6,280,771	1,073,693	—	7,354,464
Canada	41,697,752	—	—	41,697,752
China	53,215,530	15,786,819	—	69,002,349
France	51,575,904	—	—	51,575,904
Germany	50,538,703	—	—	50,538,703
Hong Kong	27,551,791	93,995,833	—	121,547,624
Indonesia	5,891,451	2,076,277	—	7,967,728
Ireland	6,410,669	—	—	6,410,669
Japan	173,238,991	—	—	173,238,991
Malaysia	4,405,031	—	—	4,405,031
Malta	—	—	162,381	162,381
Mexico	8,773,638	—	—	8,773,638
Netherlands	10,319,928	—	—	10,319,928
Philippines	13,870,682	—	—	13,870,682
Singapore	29,942,715	16,152,043	—	46,094,758
South Africa	20,886,318	—	—	20,886,318
Spain	6,707,376	8,944,416	—	15,651,792
Sweden	6,566,937	10,546,870	—	17,113,807
Switzerland	12,214,946	—	—	12,214,946
Thailand	5,668,188	518,358	—	6,186,546
United Arab Emirates	4,785,304	—	—	4,785,304
United Kingdom	40,846,328	31,536,283	—	72,382,611
United States	880,854,286	—	—	880,854,286
Money Market Funds	11,108,651	—	—	11,108,651
Total Investments	$1,473,351,890	$276,148,152	$162,381	$1,749,662,423

19                         Invesco Global Real Estate Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,851.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$71,898,800	$39,774,491

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$135,529,125
Net unrealized appreciation — other investments	24,158
Temporary book/tax differences	(166,407)
Post-October deferrals	(10,344,083)
Capital loss carryforward	(9,523,065)
Shares of beneficial interest	1,647,560,787
Total net assets	$1,763,080,515

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$9,523,065	$—	$9,523,065

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

20                         Invesco Global Real Estate Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,073,419,531 and $1,370,574,009, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$183,605,777
Aggregate unrealized (depreciation) of investment securities	(48,076,652)
Net unrealized appreciation of investment securities	$135,529,125

Cost of investments for tax purposes is $1,614,133,298.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of over-distributions and passive foreign investment companies, on February 28, 2017, undistributed net investment income was increased by $25,965,264, undistributed net realized gain (loss) was decreased by $19,497,016 and shares of beneficial interest was decreased by $6,468,248. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	2,609,933	$33,672,290	3,984,820	$51,004,749
Class B	4,769	62,134	3,347	43,435
Class C	291,156	3,778,490	415,318	5,369,620
Class R	528,472	6,879,073	551,902	7,002,956
Class Y	22,680,322	292,115,351	62,192,645	795,388,329
Class R5	5,637,226	73,126,393	5,935,857	75,263,293
Class R6	1,600,986	20,833,338	7,481,915	97,698,397

Issued as reinvestment of dividends:
Class A	593,297	7,451,052	327,068	4,105,531
Class B	2,458	30,766	1,923	24,075
Class C	72,091	901,730	30,066	374,123
Class R	52,757	661,250	23,242	291,224
Class Y	3,359,075	42,247,521	1,706,531	21,258,075
Class R5	724,393	9,099,315	445,460	5,606,511
Class R6	288,056	3,624,360	321,449	4,029,534

Automatic conversion of Class B shares to Class A shares:
Class A	67,611	872,374	152,405	1,996,358
Class B	(67,576)	(872,374)	(152,284)	(1,996,358)

Reacquired:
Class A	(7,261,370)	(93,614,991)	(5,437,266)	(69,105,577)
Class B	(19,320)	(248,079)	(44,972)	(573,229)
Class C	(816,215)	(10,514,301)	(760,987)	(9,690,424)
Class R	(551,090)	(7,126,835)	(600,050)	(7,677,392)
Class Y	(35,425,623)	(467,241,139)	(25,287,308)	(319,131,791)
Class R5	(10,541,797)	(136,261,436)	(6,521,303)	(85,060,722)
Class R6	(4,865,733)	(61,966,996)	(10,609,240)	(128,206,738)
Net increase (decrease) in share activity	(21,036,122)	$(282,490,714)	34,160,538	$448,013,979

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$11.94	$0.20	$1.16	$1.36	$(0.47)	$12.83	11.54%	$221,942	1.36	%(d)	1.36	%(d)	1.54	%(d)	57%
Year ended 02/29/16	13.51	0.19	(1.53)	(1.34)	(0.23)	11.94	(10.00)	254,298	1.43		1.43		1.47		84
Year ended 02/28/15	12.11	0.21	1.53	1.74	(0.34)	13.51	14.53	300,895	1.44		1.44		1.64		43
Year ended 02/28/14	11.97	0.13	0.25	0.38	(0.24)	12.11	3.31	283,279	1.46		1.46		1.05		45
Year ended 02/28/13	10.52	0.16	1.73	1.89	(0.44)	11.97	18.35	279,049	1.48		1.48		1.41		58
Class B
Year ended 02/28/17	11.95	0.10	1.16	1.26	(0.38)	12.83	10.62	869	2.11	(d)	2.11	(d)	0.79	(d)	57
Year ended 02/29/16	13.52	0.09	(1.53)	(1.44)	(0.13)	11.95	(10.67)	1,761	2.18		2.18		0.72		84
Year ended 02/28/15	12.09	0.12	1.53	1.65	(0.22)	13.52	13.71	4,587	2.19		2.19		0.89		43
Year ended 02/28/14	11.94	0.04	0.26	0.30	(0.15)	12.09	2.61	7,931	2.21		2.21		0.30		45
Year ended 02/28/13	10.50	0.07	1.73	1.80	(0.36)	11.94	17.41	11,096	2.23		2.23		0.66		58
Class C
Year ended 02/28/17	11.95	0.10	1.16	1.26	(0.38)	12.83	10.62	33,299	2.11	(d)	2.11	(d)	0.79	(d)	57
Year ended 02/29/16	13.52	0.09	(1.53)	(1.44)	(0.13)	11.95	(10.67)	36,419	2.18		2.18		0.72		84
Year ended 02/28/15	12.10	0.12	1.52	1.64	(0.22)	13.52	13.62	45,476	2.19		2.19		0.89		43
Year ended 02/28/14	11.95	0.04	0.26	0.30	(0.15)	12.10	2.61	44,250	2.21		2.21		0.30		45
Year ended 02/28/13	10.50	0.07	1.74	1.81	(0.36)	11.95	17.51	45,010	2.23		2.23		0.66		58
Class R
Year ended 02/28/17	11.95	0.17	1.15	1.32	(0.44)	12.83	11.17	19,718	1.61	(d)	1.61	(d)	1.29	(d)	57
Year ended 02/29/16	13.52	0.16	(1.53)	(1.37)	(0.20)	11.95	(10.22)	17,999	1.68		1.68		1.22		84
Year ended 02/28/15	12.11	0.18	1.53	1.71	(0.30)	13.52	14.25	20,703	1.69		1.69		1.39		43
Year ended 02/28/14	11.96	0.10	0.26	0.36	(0.21)	12.11	3.13	16,415	1.71		1.71		0.80		45
Year ended 02/28/13	10.51	0.13	1.73	1.86	(0.41)	11.96	18.08	18,266	1.73		1.73		1.16		58
Class Y
Year ended 02/28/17	11.95	0.23	1.15	1.38	(0.50)	12.83	11.72	1,167,799	1.11	(d)	1.11	(d)	1.79	(d)	57
Year ended 02/29/16	13.52	0.22	(1.53)	(1.31)	(0.26)	11.95	(9.77)	1,199,430	1.18		1.18		1.72		84
Year ended 02/28/15	12.13	0.24	1.53	1.77	(0.38)	13.52	14.79	835,123	1.19		1.19		1.89		43
Year ended 02/28/14	11.98	0.16	0.26	0.42	(0.27)	12.13	3.66	640,339	1.21		1.21		1.30		45
Year ended 02/28/13	10.53	0.19	1.73	1.92	(0.47)	11.98	18.63	428,821	1.23		1.23		1.66		58
Class R5
Year ended 02/28/17	11.93	0.26	1.15	1.41	(0.53)	12.81	12.00	264,906	0.88	(d)	0.88	(d)	2.02	(d)	57
Year ended 02/29/16	13.49	0.25	(1.52)	(1.27)	(0.29)	11.93	(9.47)	296,506	0.91		0.91		1.99		84
Year ended 02/28/15	12.11	0.29	1.52	1.81	(0.43)	13.49	15.17	337,415	0.88		0.88		2.20		43
Year ended 02/28/14	11.97	0.20	0.25	0.45	(0.31)	12.11	3.91	361,220	0.89		0.89		1.62		45
Year ended 02/28/13	10.52	0.22	1.74	1.96	(0.51)	11.97	19.04	357,112	0.90		0.90		1.99		58
Class R6
Year ended 02/28/17	11.93	0.27	1.15	1.42	(0.54)	12.81	12.07	54,547	0.81	(d)	0.81	(d)	2.09	(d)	57
Year ended 02/29/16	13.49	0.26	(1.52)	(1.26)	(0.30)	11.93	(9.41)	86,307	0.84		0.84		2.06		84
Year ended 02/28/15	12.12	0.29	1.52	1.81	(0.44)	13.49	15.15	135,492	0.84		0.84		2.24		43
Year ended 02/28/14	11.97	0.20	0.27	0.47	(0.32)	12.12	4.03	163,844	0.85		0.85		1.66		45
Year ended 02/28/13(e)	11.36	0.10	0.84	0.94	(0.33)	11.97	8.40	77,714	0.84	(f)	0.84	(f)	2.05	(f)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $252,672, $1,348, $37,030, $19,538, $1,228,212, $293,632 and $85,822 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

22                         Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Global Real Estate Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Real Estate Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

23                         Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$968.30	$6.64	$1,018.05	$6.80	1.36%
B	1,000.00	964.60	10.28	1,014.33	10.54	2.11
C	1,000.00	963.90	10.27	1,014.33	10.54	2.11
R	1,000.00	966.30	7.85	1,016.81	8.05	1.61
Y	1,000.00	968.80	5.42	1,019.29	5.56	1.11
R5	1,000.00	970.50	4.35	1,020.38	4.46	0.89
R6	1,000.00	970.10	4.01	1,020.73	4.11	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	2.40%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                                 Invesco Distributors, Inc.                                              GRE-AR-1                               04132017      1245

Annual Report to Shareholders	February 28, 2017

Invesco Government Money Market Fund Nasdaq: Cash Reserve: AIMXX ∎ AX: ACZXX ∎ BX: ACYXX ∎ CX: ACXXX ∎ Investor: INAXX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Government Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Government Money Market Fund

Management’s Discussion of your Fund

Market conditions and your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2017. As of that date, the Fund’s net assets totaled $1.2 billion. As of the same date, the Fund’s weighted average maturity was 49 days and the Fund’s weighted average life was 109 days.1

Market conditions affecting money market funds

The two biggest developments affecting money market funds and the money market fund industry during the fiscal year ended February 28, 2017, were the US Federal Reserve’s (the Fed) interest rate hike in December 2016 and the impact of money market fund reform implemented in October 2016.

    Money market investors cheered when the Fed unanimously raised its federal funds target rate in December – just the second increase since 2006. The Fed raised this key rate from a range of 0.25% to 0.50% to a range of 0.50% to 0.75%.2

    A strengthening labor market closing in on full employment and inflation converging toward targeted levels were the primary reasons for the Fed’s action. More rate hikes are expected, but at a more gradual pace than prior Fed regimes. Minutes from the Fed meeting in February 2017 suggested a higher federal funds target rate in the near future, and Fed-watchers indicated that future rate increases might be announced more quickly than previously forecast. Domestic economic strength, as well as the proposed spending, tax and regulatory policies of the Trump administration, could cause the Fed to accelerate future interest rate hikes. Raising the federal funds rate sooner rather than later would provide the Fed with greater dexterity to respond to higher-than-projected economic growth in the future.

    At the close of the reporting period, the US continued to be an outlier in terms of base rate borrowing costs as most major global economies continued to maintain interest rates at, near or below zero in an effort to fuel inflation and spur economic growth. Many major central banks, including the European Central Bank, the Bank of England and the Bank of Japan, all cut rates during 2016.

    In July 2014, the US Securities and Exchange Commission announced money market fund reforms. These reforms, intended to further strengthen the resiliency of money market funds during times of economic stress, were fully implemented in the US on October 14, 2016.

    At the beginning of 2016, government money market fund assets accounted for approximately 45% of all US money market assets.3 As investors adjusted their allocation preferences in advance of the October 2016 final implementation date, significant assets moved into government funds from prime and tax-exempt money market funds. After the October 14 reform deadline, government money market fund assets comprised 81% of all US money market fund assets.3 Following the Fed’s December 2016 rate hike, we continued to see a divergence in the yields of prime and government money market funds.

    On June 28, 2016, Invesco Money Market Fund changed its name to Invesco Government Money Market Fund. It also changed its investment strategy to qualify as, and begin operating as, a “government money market fund,” as defined in Rule 2a-7.

1	Weighted average maturity (WAM) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve
3	Source: Investment Company Institute

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/17
1 - 7	36.3%
8 - 30	3.2
31 - 60	5.5
61 - 90	2.9
91 - 180	35.6
181+	16.5

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

4                         Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎ Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or to maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund’s operations and possibly negatively impact its return. While the Board of Trustees may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
∎	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

5                         Invesco Government Money Market Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities–47.01%
Federal Farm Credit Bank (FFCB)–8.01%
Unsec. Bonds(a)	0.79%	12/27/2017	$12,000	$11,987,078
Unsec. Bonds(a)	0.79%	05/17/2018	4,000	4,000,000
Unsec. Bonds(a)	0.80%	07/14/2017	10,000	10,000,736
Unsec. Bonds(a)	0.80%	01/17/2018	8,000	7,996,091
Unsec. Bonds(a)	0.81%	06/05/2017	4,000	3,998,945
Unsec. Bonds(a)	0.81%	11/22/2017	12,000	11,989,438
Unsec. Bonds(a)	0.81%	12/08/2017	2,500	2,499,035
Unsec. Bonds(a)	0.81%	03/22/2018	5,000	4,998,413
Unsec. Bonds(a)	0.82%	11/13/2017	12,000	11,991,899
Unsec. Bonds(a)	0.82%	01/02/2018	3,600	3,600,957
Unsec. Bonds(a)	0.87%	04/25/2017	15,000	14,999,995
Unsec. Bonds(a)	0.90%	03/02/2018	8,560	8,580,736
Unsec. Bonds	1.00%	04/17/2017	2,000	2,001,046
				98,644,369

Federal Home Loan Bank (FHLB)–30.14%
Unsec. Bonds	0.55%	03/21/2017	15,000	15,000,026
Unsec. Bonds(a)	0.66%	10/20/2017	4,600	4,599,960
Unsec. Bonds(a)	0.68%	08/01/2018	10,000	10,000,000
Unsec. Bonds(a)	0.69%	09/01/2017	2,200	2,201,711
Unsec. Bonds	0.75%	03/02/2017	4,915	4,915,034
Unsec. Bonds(a)	0.76%	08/18/2017	10,000	9,997,656
Unsec. Bonds(a)	0.76%	04/12/2018	5,000	5,000,000
Unsec. Bonds(a)	0.76%	04/13/2018	17,000	16,999,295
Unsec. Bonds(a)	0.77%	02/26/2018	3,000	3,006,379
Unsec. Bonds(a)	0.77%	03/19/2018	5,000	5,000,000
Unsec. Bonds(a)	0.77%	04/20/2018	7,000	6,999,381
Unsec. Bonds(a)	0.81%	08/08/2017	11,000	10,999,944
Unsec. Bonds(a)	0.83%	06/22/2017	10,000	10,000,000
Unsec. Bonds(a)	0.88%	12/12/2017	7,000	7,003,872
Unsec. Bonds(a)	0.97%	01/26/2018	3,000	3,006,562
Unsec. Bonds	1.00%	06/09/2017	1,070	1,070,916
Unsec. Disc. Notes(b)	0.52%	03/10/2017	16,000	15,997,920
Unsec. Disc. Notes(b)	0.61%	07/14/2017	45,000	44,897,062
Unsec. Disc. Notes(b)	0.63%	05/31/2017	20,000	19,968,201
Unsec. Disc. Notes(b)	0.63%	06/02/2017	10,000	9,983,906
Unsec. Disc. Notes(b)	0.64%	07/05/2017	20,000	19,955,200
Unsec. Disc. Notes(b)	0.64%	08/09/2017	5,000	4,985,689
Unsec. Disc. Notes(b)	0.65%	06/23/2017	16,000	15,967,067
Unsec. Disc. Notes(b)	0.66%	06/16/2017	15,000	14,970,575
Unsec. Disc. Notes(b)	0.67%	08/18/2017	5,000	4,984,181
Unsec. Disc. Notes(b)	0.69%	08/18/2017	5,500	5,482,079
Unsec. Disc. Notes(b)	0.70%	08/23/2017	22,500	22,423,984
Unsec. Global Bonds(a)	0.70%	01/23/2018	7,000	7,000,633
Unsec. Global Bonds(a)	0.77%	02/26/2018	7,000	7,000,000
Unsec. Global Bonds(a)	0.78%	08/15/2017	10,000	10,000,000
Unsec. Global Bonds(a)	0.81%	09/05/2017	9,255	9,255,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Bank (FHLB)–(continued)
Unsec. Global Bonds(a)	0.82%	03/26/2018	$5,000	$5,000,497
Unsec. Global Bonds(a)	0.83%	09/06/2017	8,000	8,000,047
Unsec. Global Bonds(a)	0.84%	12/05/2017	10,000	9,999,607
Unsec. Global Bonds(a)	0.85%	12/07/2017	5,000	4,999,655
Unsec. Global Bonds	0.88%	05/24/2017	3,585	3,586,831
Unsec. Global Bonds(a)	0.90%	02/23/2018	5,000	5,000,000
Unsec. Global Bonds	1.00%	06/21/2017	1,060	1,060,952
Unsec. Global Bonds	4.88%	05/17/2017	5,000	5,044,582
				371,364,431

Federal Home Loan Mortgage Corp. (FHLMC)–4.44%
Unsec. Global Notes	0.75%	05/26/2017	3,300	3,301,021
Unsec. Global Notes(a)	0.82%	04/27/2017	10,000	9,999,139
Unsec. Global Notes(a)	0.91%	07/21/2017	14,000	13,999,440
Unsec. Global Notes	1.00%	03/08/2017	8,201	8,201,778
Unsec. Global Notes	1.25%	05/12/2017	11,362	11,375,607
Unsec. Global Notes	5.00%	04/18/2017	5,650	5,682,691
Unsec. Notes	0.63%	04/28/2017	2,200	2,200,071
				54,759,747

Federal National Mortgage Association (FNMA)–2.80%
Unsec. Global Notes(a)	0.79%	09/08/2017	11,250	11,244,641
Unsec. Global Notes	1.13%	04/27/2017	2,461	2,463,144
Unsec. Global Notes	5.00%	05/11/2017	2,529	2,550,577
Unsec. Global Notes	5.38%	06/12/2017	4,168	4,222,781
Unsec. Notes(a)	0.78%	08/16/2017	10,000	9,999,071
Unsec. Notes(a)	0.94%	03/21/2018	4,000	4,011,757
				34,491,971

Overseas Private Investment Corp.–1.62%
Unsec. Gtd. VRD Cop Bonds(c)	0.67%	02/15/2028	10,000	10,000,000
Sr. Unsec. Gtd. VRD Cop Bonds(c)	0.69%	02/15/2028	10,000	10,000,000
				20,000,000
Total U.S. Government Sponsored Agency Securities (Cost $579,260,518)				579,260,518

U.S. Treasury Securities–14.58%(b)
U.S. Treasury Bills	0.62%	05/25/2017	10,000	9,985,562
U.S. Treasury Bills	0.62%	07/13/2017	20,000	19,954,961
U.S. Treasury Bills	0.62%	08/03/2017	40,000	39,895,806
U.S. Treasury Bills	0.62%	08/10/2017	25,000	24,931,037
U.S. Treasury Bills	0.64%	06/15/2017	15,000	14,971,932
U.S. Treasury Bills	0.65%	07/06/2017	15,000	14,966,345
U.S. Treasury Bills	0.65%	08/17/2017	20,000	19,939,911
U.S. Treasury Bills	0.66%	06/15/2017	20,000	19,961,987
U.S. Treasury Bills	0.66%	07/06/2017	15,000	14,965,789
Total U.S. Treasury Securities (Cost $179,573,330)				179,573,330
TOTAL INVESTMENTS (excluding Repurchase Agreements)–61.59% (Cost $758,833,848)				758,833,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements–38.32%(d)
ABN AMRO Bank N.V., joint agreement dated 02/28/2017, aggregate maturing value of $350,005,250 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $357,000,001; 0.13%-5.00%, 03/31/2017-01/01/2046)	0.54%	03/01/2017	$74,132,285	$74,131,173
Bank of Montreal, joint term agreement dated 02/23/2017, aggregate maturing value of $635,834,496 (collateralized by U.S. Treasury obligations valued at $647,700,025; 0.63%-3.63%, 07/31/2017-08/15/2043)(e)	0.57%	05/17/2017	20,026,283	20,000,000
BNP Paribas Securities Corp., agreement dated 02/28/2017, maturing value of $60,000,917 (collateralized by U.S. Treasury obligations valued at $61,464,343; 0.13%, 01/15/2023)	0.55%	03/01/2017	60,000,917	60,000,000
ING Financial Markets, LLC, term agreement dated 02/28/2017, maturing value of $20,000,000 (collateralized by a domestic agency mortgage-backed security valued at $20,401,867; 3.50%, 04/01/2042)(a)	0.71%	06/05/2017	20,000,000	20,000,000
ING Financial Markets, LLC, term agreement dated 01/20/2017, maturing value of $10,013,894 (collateralized by a domestic agency mortgage-backed security valued at $10,202,387; 3.50%, 01/01/2042)	0.61%	04/12/2017	10,013,894	10,000,000
ING Financial Markets, LLC, term agreement dated 01/13/2017, maturing value of $20,032,667 (collateralized by a domestic agency mortgage-backed security valued at $20,401,867; 3.50%, 04/01/2042)	0.60%	04/21/2017	20,032,667	20,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., term agreement dated 02/23/2017, maturing value of $50,004,958 (collateralized by a U.S. Treasury obligation valued at $50,892,992; 3.63%, 02/15/2044)(e)	0.51%	03/02/2017	50,004,958	50,000,000
Metropolitian Life Insurance Co., term agreement dated 02/28/2017, maturing value of $35,004,856 (collateralized by a U.S. Treasury obligation valued at $35,759,149; 4.50%, 02/15/2036)(e)	0.55%	03/07/2017	35,004,856	35,001,113
RBC Capital Markets LLC, joint term agreement dated 02/15/2017, aggregate maturing value of $600,885,000 (collateralized by domestic agency mortgage-backed securities valued at $612,000,000; 0.87%-8.50%, 05/01/2017-02/20/2047)(e)	0.59%	05/16/2017	25,036,875	25,000,000
RBC Capital Markets LLC, joint term agreement dated 02/28/2017, aggregate maturing value of $1,000,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,000,002; 0%-7.00%, 12/25/2017-02/01/2047)(a)(e)	0.66%	05/01/2017	85,000,000	85,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 02/28/2017, aggregate maturing value of $2,000,030,000 (collateralized by domestic agency mortgage-backed securities valued at $2,040,000,646; 3.00%-3.50%, 10/20/2042-04/20/2046)	0.54%	03/01/2017	70,001,050	70,000,000
Wells Fargo Securities, LLC, term agreement dated 12/05/16, maturing value of $3,004,253 (collateralized by domestic agency mortgage-backed securities valued at $3,060,001; 1.27%-8.50%, 01/25/2018-04/20/2046)	0.58%	03/03/2017	3,004,253	3,000,000
Total Repurchase Agreements (Cost $472,132,286)				472,132,286
TOTAL INVESTMENTS(f)–99.91% (Cost $1,230,966,134)				1,230,966,134
OTHER ASSETS LESS LIABILITIES–0.09%				1,068,683
NET ASSETS–100.00%				$1,232,034,817

Investment Abbreviations:

COP	– Certificates of Participation
Disc.	– Discounted
Gtd.	– Guaranteed
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, excluding repurchase agreements, at cost and value	$758,833,848
Repurchase agreements, at cost and value	472,132,286
Total investments, at cost and value	1,230,966,134
Cash	6,950
Receivable for:
Fund shares sold	6,017,086
Interest	688,975
Custody expenses reimbursed	27,055
Fund expenses absorbed	62,109
Investment for trustee deferred compensation and retirement plans	272,666
Other assets	61,447
Total assets	1,238,102,422

Liabilities:
Payable for:
Fund shares reacquired	4,915,142
Dividends	2,245
Accrued fees to affiliates	479,925
Accrued trustees’ and officers’ fees and benefits	4,985
Accrued other operating expenses	354,688
Trustee deferred compensation and retirement plans	310,620
Total liabilities	6,067,605
Net assets applicable to shares outstanding	$1,232,034,817

Net assets consist of:
Shares of beneficial interest	$1,231,705,223
Undistributed net investment income	326,177
Undistributed net realized gain	3,417
$1,232,034,817

Net Assets:
Invesco Cash Reserve Shares	$841,039,057
Class AX	$102,747,538
Class B	$7,935,643
Class BX	$750,926
Class C	$88,604,658
Class CX	$4,958,766
Class R	$34,794,079
Class Y	$27,737,857
Investor Class	$123,466,293

Shares outstanding, no par value, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	841,018,237
Class AX	102,744,961
Class B	7,935,112
Class BX	750,904
Class C	88,602,420
Class CX	4,958,640
Class R	34,793,219
Class Y	27,737,189
Investor Class	123,463,239
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Government Money Market Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$6,011,077
Other income	14,521
Total investment income	6,025,598

Expenses:
Advisory fees	2,583,068
Administrative services fees	600,532
Distribution fees:
Invesco Cash Reserve Shares	1,217,881
Class AX	166,628
Class B	106,251
Class BX	10,731
Class C	804,017
Class CX	51,478
Class R	143,113
Transfer agent fees	2,621,365
Trustees’ and officers’ fees and benefits	46,323
Registration and filing fees	190,370
Reports to shareholders	426,948
Professional services fees	58,418
Other	26,809
Total expenses	9,053,932
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(3,777,554)
Net expenses	5,276,378
Net investment income	749,220
Net realized gain from investment securities	1,925
Net increase in net assets resulting from operations	$751,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$749,220	$674,733
Net realized gain	1,925	16,438
Net increase in net assets resulting from operations	751,145	691,171

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(479,536)	(426,746)
Class AX	(61,307)	(68,770)
Class B	(5,602)	(10,390)
Class BX	(514)	(1,392)
Class C	(46,592)	(46,739)
Class CX	(2,800)	(3,806)
Class R	(18,675)	(21,765)
Class Y	(22,206)	(10,118)
Investor Class	(111,408)	(85,616)
Total distributions from net investment income	(748,640)	(675,342)

Share transactions–net:
Invesco Cash Reserve Shares	44,928,388	50,030,855
Class AX	(15,175,084)	(15,397,864)
Class B	(7,759,862)	(5,844,830)
Class BX	(1,051,679)	(2,247,490)
Class C	(2,365,050)	18,697,744
Class CX	(1,550,174)	(972,382)
Class R	(3,446,857)	(2,838,168)
Class Y	5,135,549	7,811,729
Investor Class	(28,575,534)	5,419,250
Net increase (decrease) in net assets resulting from share transactions	(9,860,303)	54,658,844
Net increase (decrease) in net assets	(9,857,798)	54,674,673

Net assets:
Beginning of year	1,241,892,615	1,187,217,942
End of year (includes undistributed net investment income of $326,177 and $325,597, respectively)	$1,232,034,817	$1,241,892,615

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of ten different classes of shares: Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 (not yet commenced). Class AX, Class BX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B and Class BX shares are no longer permitted. Existing shareholders of Class B and Class BX shares may continue to reinvest dividends and capital gains distributions in Class B and Class BX shares, respectively, until they convert to Invesco Cash Reserve Shares and Class AX shares, respectively. Also, shareholders in Class B and Class BX shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Invesco Cash Reserve Shares and Class AX shares. Generally, Class B and Class BX shares will automatically convert to Invesco Cash Reserve Shares and Class AX shares, respectively, on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B and Class BX shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

11                         Invesco Government Money Market Fund

On June 28, 2016, the Fund changed from a prime money market fund to a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will continue to seek to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/or repurchase agreements collateralized fully by cash or Government Securities.

The Board of Trustees has elected not to subject the Fund to liquidity fee and redemption gate requirements at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

12                         Invesco Government Money Market Fund

I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective June 1, 2016, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets. Prior to June 1, 2016, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Over $1 billion	0.35%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.21%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2017, the Adviser waived advisory fees of $1,575,783 and reimbursed class level expenses of $970,612, $136,730, $103,198, $10,451, $774,596, $49,799 and $131,320 of Class A, Class AX, Class B, Class BX, Class C, Class CX and Class R shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class B, Class BX, Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $55,177, $5,640, $175, $17,010 and $233 from Invesco Cash Reserve Shares, Class B, Class BX, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

13                         Invesco Government Money Market Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities sales of $155,409,074, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25,065.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

14                         Invesco Government Money Market Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$748,640	$675,342

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$632,106
Temporary book/tax differences	(302,512)
Shares of beneficial interest	1,231,705,223
Total net assets	$1,232,034,817

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2017.

15                         Invesco Government Money Market Fund

NOTE 9—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	813,873,155	$813,873,155	953,817,740	$953,817,740
Class AX	11,074,851	11,074,851	12,586,372	12,586,372
Class B	4,839,676	4,839,676	9,543,585	9,543,585
Class BX	3,240	3,240	4	4
Class C	68,567,483	68,567,483	90,981,188	90,981,188
Class CX	87,959	87,959	117,202	117,202
Class R	19,655,340	19,655,340	16,489,599	16,489,599
Class Y	37,469,908	37,469,908	25,110,538	25,110,538
Investor Class	46,921,688	46,921,688	68,685,538	68,685,538

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	461,342	461,342	409,999	409,999
Class AX	59,839	59,839	66,733	66,733
Class B	5,282	5,282	9,802	9,802
Class BX	502	502	1,358	1,358
Class C	44,447	44,447	44,447	44,447
Class CX	2,755	2,755	3,741	3,741
Class R	18,644	18,644	21,700	21,700
Class Y	21,862	21,862	9,951	9,951
Investor Class	110,478	110,478	85,079	85,079

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class BX Shares to Class AX Shares:
Invesco Cash Reserve Shares	5,678,146	5,678,146	6,405,480	6,405,480
Class AX	718,653	718,653	1,609,840	1,609,840
Class B	(5,678,146)	(5,678,146)	(6,405,480)	(6,405,480)
Class BX	(718,653)	(718,653)	(1,609,840)	(1,609,840)

Reacquired:
Invesco Cash Reserve Shares	(775,084,255)	(775,084,255)	(910,602,364)	(910,602,364)
Class AX	(27,028,427)	(27,028,427)	(29,660,809)	(29,660,809)
Class B	(6,926,674)	(6,926,674)	(8,992,737)	(8,992,737)
Class BX	(336,768)	(336,768)	(639,012)	(639,012)
Class C	(70,976,980)	(70,976,980)	(72,327,891)	(72,327,891)
Class CX	(1,640,888)	(1,640,888)	(1,093,325)	(1,093,325)
Class R	(23,120,841)	(23,120,841)	(19,349,467)	(19,349,467)
Class Y	(32,356,221)	(32,356,221)	(17,308,760)	(17,308,760)
Investor Class	(75,607,700)	(75,607,700)	(63,351,367)	(63,351,367)
Net increase (decrease) in share activity	(9,860,303)	$(9,860,303)	54,658,844	$54,658,844

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16                         Invesco Government Money Market Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Year ended 02/28/17	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.06%	$841,039	0.43	%(c)	0.68	%(c)	0.06	%(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	746,067	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	748,724	0.14		0.82		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	713,591	0.22		0.86		0.06
Class AX
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43	(c)	0.68	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	133,319	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	154,781	0.14		0.82		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	186,481	0.22		0.86		0.06
Class B
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	7,936	0.43	(c)	1.43	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	15,695	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	21,540	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	34,544	0.14		1.57		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	50,582	0.22		1.61		0.06
Class BX
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	751	0.43	(c)	1.43	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	1,803	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	4,050	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	7,206	0.14		1.57		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	13,166	0.22		1.61		0.06
Class C
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43	(c)	1.43	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	72,271	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	82,855	0.14		1.57		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	78,866	0.22		1.61		0.06
Class CX
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43	(c)	1.43	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	7,481	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	9,630	0.14		1.57		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,256	0.22		1.61		0.06
Class R
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43	(c)	0.93	(c)	0.06	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23		1.10		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	41,079	0.14		1.11		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	44,459	0.14		1.07		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	46,652	0.22		1.11		0.06
Class Y
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40	(c)	0.53	(c)	0.09	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	14,790	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	13,675	0.14		0.67		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,567	0.22		0.71		0.06
Investor Class
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40	(c)	0.53	(c)	0.09	(c)
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	146,621	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	161,996	0.14		0.67		0.06
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	172,889	0.22		0.71		0.06

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s) of $811,921, $111,085, $11,806, $1,192, $89,335, $5,720, $35,778, $25,377 and $138,366 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.

Note 11—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

17                         Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Government Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Government Money Market Fund (formerly the Invesco Money Market Fund, one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

18                         Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period [2]	Ending Account Value (02/28/17)	Expenses Paid During Period [2]
Invesco Cash Reserve Shares	$1,000.00	$1,000.50	$2.18	$1,022.61	$2.21	0.44%
AX	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
B	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
BX	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
C	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
CX	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
R	1,000.00	1,000.50	2.18	1,022.61	2.21	0.44
Y	1,000.00	1,000.80	1.89	1,022.91	1.91	0.38
Investor	1,000.00	1,000.80	1.89	1,022.91	1.91	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

19                         Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	9.76%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20                         Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Government Money Market Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                       Invesco Distributors, Inc.                                                                               GMKT-AR-1             04122017         0914

Annual Report to Shareholders	February 28, 2017

Invesco High Yield Fund
Nasdaq:
A: AMHYX ∎ B: AHYBX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX R5: AHIYX ∎ R6: HYIFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco High Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.91%
Class B Shares	15.03
Class C Shares	15.09
Class Y Shares	16.44
Investor Class Shares	15.95
Class R5 Shares	16.32
Class R6 Shares	16.42
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	1.42
Bloomberg Barclays U. S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	21.83
Lipper High Current Yield Bond Funds Index⬛ (Peer Group Index)	19.85
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The high yield market produced strong returns for the fiscal year ended February 28, 2017. At the beginning of the fiscal year, investor sentiment had begun to change toward the market as oil prices bounced off previous lows, concerns about the Chinese currency abated and US economic data improved. The rally was very strong and, with the exception of November, each month produced a positive return. The market was led by CCC-rated† and distressed credits. By sector, performance was driven by energy and metals and mining, which both had returns above 50%.1 The rally was so robust that even the weakest sectors, such as health care, posted almost double-digit returns.

    During the fiscal year, the US Federal Reserve (the Fed) raised interest rates in December 2016 by 0.25% to a range of 0.50% to 0.75%; this was only the second rate hike since the global financial crisis of 2006.2 At its December meeting, the Fed noted signs of a stronger labor market, moderate growth and increasing inflation. Our macroeconomic expectations for 2017 were greatly influenced by the policy direction of the new administration. We believe there are several policies that will likely be implemented – including

Portfolio Composition†
By credit quality, based on total investments

AAA	0.2%
BBB	2.2
BB	39.3
B	41.5
CCC	8.1
CC	0.4
Non-Rated	8.3

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be inter- preted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

Top Five Debt Issuers*
	% of total net assets

1.	Sprint Corp.	2.0%
2.	HCA, Inc.	1.8
3.	Ally Financial Inc.	1.6
4.	DISH DBS Corp.	1.5
5.	CCO Holdings LLC/CCO Holdings Capital Corp.	1.5

Total Net Assets	$1.5 billion

Total Number of Holdings*	286

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

tax cuts, increased infrastructure spending and greater deregulation of the economy – that may affect the high yield market. In particular, the new president indicated a desire to reform the Affordable Care Act (also known as Obamacare), reduce regulation on the energy industry and amend the Dodd-Frank Wall Street Reform and Consumer Protection Act, which deals with regulation of the financial services industry. These changes may boost US growth in the near term. Because the new president won the election using an anti-trade message, we expect some impediments to free trade may be implemented in the near term. We believe such measures may have a medium-term negative impact on global growth.

    The par-weighted high yield default rate increased during the fiscal year, but by February 2017 it had fallen to 2.8% as defaults in late 2015 and early 2016 had fallen off the 12-month average while the rally in commodity prices during the fiscal year aided earnings of many commodity-oriented high yield issuers.1

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, generated a strong return for the fiscal year. Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

    The Fund’s performance relative to its style-specific benchmark was hindered due to our defensive posture. Our positioning was based on our belief that we were in the latter stages of the credit and business cycle, which necessitated underweight exposure to the more distressed parts of the market. Many parts of the distressed market exhibited strong performance during the fiscal year despite weak fundamentals.

    During the reporting period, high yield bond returns were driven by double-digit gains in the energy and metals and mining sectors. Additionally, the lowest-rated bonds outperformed the highest-rated bonds during the reporting period. History shows us that, generally, the lowest-rated bonds either perform very well, or very poorly, relative to the rest of the market. These lower-rated securities generally perform very well just prior to the end of credit cycles. We view the strong performance of the lower-rated part of the market as a warning of market volatility to come, not a sign of market strength going forward.

4                         Invesco High Yield Fund

    With this in mind, at the close of the fiscal year, we were comfortable with our positioning as we believed that there were still pockets of risk within certain sectors. We have sought to manage risk while attempting to capture upside returns, but in the existing environment we firmly believed caution was warranted. Due to the rally in the distressed part of the market, many managers that focus on higher quality issuers lagged the market during the reporting period. We work to deliver value by seeking to manage risks as the credit cycle changes. While we’ve been early in our efforts to protect investors, we believe waiting too long to manage risks as the market declines means it’s too late.

    At the close of the reporting period, we were focused on health care and pharmaceutical earnings, as there was widespread uncertainty as to how the Affordable Care Act will be modified. We believe continued negative earnings pressure on both of these sectors may be likely. Retail earnings continued to suffer from changing buying patterns and behaviors. We believe careful credit selection is paramount in this troubled sector. We note average yields in the retail sector were far greater than the overall market, a condition unlikely to change in the near term given stress in the sector. Energy service earnings improved slightly during the reporting period, but remained at depressed levels. Within this subsector, land-based earnings improved while offshore earnings declined. This was a positive trend for land-based drillers, but not for the ultra-deep water drillers. In our view, these trends may likely stay intact over the coming months.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected markets, may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: J.P. Morgan High Yield Monitor
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Andrew Geryol Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield
Fund. He joined Invesco in 2011. Mr. Geryol earned a BS in business administration from Miami University.

Jennifer Hartviksen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield
Fund. She is the Head of Canada Fixed Income. Ms. Hartviksen joined Invesco in 2013. She earned a BA in economics from the University of Toronto.

Joseph Portera Portfolio Manager, is manager of Invesco High Yield Fund. He joined Invesco in 2012.
Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield
Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                         Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.56%
10 Years	5.91
5 Years	4.78
1 Year	10.98

Class B Shares
Inception (9/1/93)	4.65%
10 Years	5.73
5 Years	4.58
1 Year	10.03

Class C Shares
Inception (8/4/97)	3.04%
10 Years	5.57
5 Years	4.91
1 Year	14.09

Class Y Shares
10 Years	6.63%
5 Years	6.01
1 Year	16.44

Investor Class Shares
Inception (9/30/03)	7.30%
10 Years	6.38
5 Years	5.72
1 Year	15.95

Class R5 Shares
Inception (4/30/04)	7.24%
10 Years	6.71
5 Years	6.02
1 Year	16.32

Class R6 Shares
10 Years	6.54%
5 Years	6.07
1 Year	16.42

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.53%
10 Years	5.88
5 Years	5.60
1 Year	6.66

Class B Shares
Inception (9/1/93)	4.57%
10 Years	5.71
5 Years	5.41
1 Year	5.44

Class C Shares
Inception (8/4/97)	2.94%
10 Years	5.54
5 Years	5.73
1 Year	9.47

Class Y Shares
10 Years	6.60%
5 Years	6.89
1 Year	11.52

Investor Class Shares
Inception (9/30/03)	7.21%
10 Years	6.38
5 Years	6.60
1 Year	11.58

Class R5 Shares
Inception (4/30/04)	7.12%
10 Years	6.72
5 Years	6.85
1 Year	11.66

Class R6 Shares
10 Years	6.54%
5 Years	6.93
1 Year	11.74

value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.03%, 1.78%, 1.78%, 0.78%, 1.01%, 0.69% and 0.60%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress.

CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco High Yield Fund

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Zero coupon or pay-in-kind risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind continued on page 6

9                 Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2017

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–87.08%
Advertising–0.66%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$9,118,000	$9,847,440

Aerospace & Defense–1.72%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	2,948,000	2,959,055
7.50%, 03/15/2025(b)	2,541,000	2,648,992
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	4,888,000	5,169,060
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	3,124,000	3,217,720
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	1,266,000	1,303,980
6.50%, 05/15/2025	9,975,000	10,236,844
		25,535,651

Agricultural & Farm Machinery–0.50%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	7,249,000	7,430,225

Alternative Carriers–0.46%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	1,846,000	1,915,225
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	4,852,000	4,924,780
		6,840,005

Aluminum–0.71%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	9,739,000	10,634,905

Apparel Retail–1.47%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	3,302,000	3,524,254
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	5,204,000	5,321,090
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	8,870,000	9,391,113
6.75%, 07/01/2036	740,000	712,250
6.88%, 11/01/2035	3,039,000	2,936,434
		21,885,141

Asset Management & Custody Banks–0.95%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	9,388,000	10,315,065
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	3,850,000	3,840,375
		14,155,440

	Principal Amount	Value
Auto Parts & Equipment–0.29%
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	$2,017,000	$2,095,159
5.50%, 12/15/2024	2,155,000	2,262,750
		4,357,909

Broadcasting–3.19%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	5,296,000	5,507,840
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	6,492,000	6,573,150
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	9,396,000	8,256,735
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	6,588,000	7,082,100
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	4,118,000	4,231,245
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	5,767,000	5,911,175
5.38%, 07/15/2026(b)	5,157,000	5,266,586
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	4,508,000	4,620,700
		47,449,531

Building Products–1.20%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	3,665,000	3,947,892
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	3,531,000	4,100,374
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	5,362,000	5,563,075
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	4,111,000	4,198,359
		17,809,700

Cable & Satellite–8.02%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	4,010,000	4,067,664
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	20,832,000	22,436,064
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	4,537,000	5,002,043
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	8,000,000	9,300,000
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	21,312,000	22,803,840
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	1,747,000	1,784,124
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	5,058,000	5,639,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	$1,838,000	$1,769,075
7.25%, 10/15/2020	4,463,000	4,150,590
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	12,525,000	12,994,687
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	4,131,000	4,296,240
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	5,925,000	6,117,562
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	4,418,000	4,666,513
REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 10/15/2024(b)	1,718,000	1,812,490
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Bonds, 5.25%, 01/15/2026(b)	1,700,000	1,723,375
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	5,170,000	5,518,975
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	3,300,000	3,341,250
REGS, Sr. Unsec. Euro Notes, 5.88%, 01/15/2025(b)	1,900,000	1,940,375
		119,364,537

Casinos & Gaming–2.51%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	2,072,000	2,242,940
6.88%, 05/15/2023	6,028,000	6,517,775
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	4,314,000	4,130,655
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	2,942,000	3,298,717
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	5,755,000	5,647,094
6.00%, 03/15/2023	2,105,000	2,291,819
7.75%, 03/15/2022	2,495,000	2,919,150
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	6,775,000	6,918,969
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	3,270,000	3,327,225
		37,294,344

Commercial Printing–0.50%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	7,127,000	7,483,350

	Principal Amount	Value
Commodity Chemicals–0.58%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	$3,677,000	$3,842,465
Tronox Finance LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/2020	4,635,000	4,727,700
		8,570,165

Construction & Engineering–0.18%
AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	2,694,000	2,751,248

Construction Machinery & Heavy Trucks–1.25%
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	6,957,000	7,043,962
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	2,426,000	2,516,975
6.75%, 06/15/2021	3,309,000	3,457,905
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	1,816,000	1,888,640
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	3,627,000	3,726,743
		18,634,225

Consumer Finance–1.62%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	1,359,000	1,387,879
5.13%, 09/30/2024	21,435,000	22,667,512
		24,055,391

Copper–0.47%
First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	6,715,000	7,017,175

Data Processing & Outsourced Services–0.96%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	3,273,000	3,363,008
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	10,183,000	10,933,996
		14,297,004

Diversified Banks–2.03%
Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00%(c)	1,546,000	1,607,840
Citigroup Inc., Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	3,445,000	3,677,537
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	5,432,000	5,893,720
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	3,020,000	3,558,496
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	3,505,000	3,662,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Fund

	Principal Amount	Value
Diversified Banks–(continued)
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	$8,254,000	$8,420,120
6.13%, 12/15/2022	3,206,000	3,402,310
		30,222,748

Diversified Chemicals–0.84%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	9,896,000	10,625,830
7.00%, 05/15/2025	1,735,000	1,893,319
		12,519,149

Diversified Metals & Mining–2.04%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	5,262,000	5,452,747
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	8,831,000	7,760,241
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	6,503,000	7,120,785
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 3.75%, 02/01/2023	670,000	654,088
Sr. Unsec. Notes, 6.13%, 10/01/2035	9,003,000	9,363,120
		30,350,981

Electric Utilities–0.16%
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	2,264,000	2,377,200

Electrical Components & Equipment–0.96%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	7,359,000	7,506,180
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	2,715,000	2,786,269
5.00%, 10/01/2025(b)	3,945,000	4,018,968
		14,311,417

Environmental & Facilities Services–0.21%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	3,097,000	3,174,425

Food Distributors–0.47%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	6,627,000	6,958,350

Food Retail–0.40%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	5,680,000	5,942,700

	Principal Amount	Value
Forest Products–0.00%
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/2017 (Acquired 04/01/2014; Cost $0)(b)(d)(e)	$515,000	$52

Gas Utilities–1.73%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	3,760,000	3,910,400
5.88%, 08/20/2026	4,947,000	5,144,880
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	6,701,000	6,583,732
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	9,888,000	10,036,320
		25,675,332

General Merchandise Stores–0.29%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	4,054,000	4,322,578

Health Care Equipment–0.18%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	2,718,000	2,741,783

Health Care Facilities–4.17%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	2,000	2,068
6.50%, 03/01/2024	3,903,000	4,156,695
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	2,385,000	2,361,150
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	2,652,552	2,347,509
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	1,911,000	2,078,213
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	5,379,000	5,957,242
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	7,033,000	7,534,101
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	1,255,000	1,361,675
7.50%, 02/15/2022	5,063,000	5,860,422
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	3,380,000	3,549,000
5.88%, 02/15/2026	2,780,000	2,988,500
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	3,533,000	3,594,827
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	3,584,000	3,601,920
5.88%, 12/01/2023	1,049,000	1,083,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	$824,000	$895,070
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	6,405,000	6,372,975
8.00%, 08/01/2020	3,129,000	3,215,047
8.13%, 04/01/2022	3,543,000	3,737,865
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	1,378,000	1,421,063
		62,118,435

Health Care Services–1.74%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	3,176,000	3,239,520
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	7,459,000	7,533,590
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	6,447,000	6,672,645
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	7,887,000	8,508,101
		25,953,856

Home Improvement Retail–0.47%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	7,221,000	6,986,318

Homebuilding–2.18%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	6,422,000	6,454,110
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	7,709,000	7,988,451
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	5,385,000	5,681,175
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	1,480,000	1,624,300
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	2,967,000	3,100,515
7.15%, 04/15/2020	2,583,000	2,850,986
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	4,499,000	4,757,693
		32,457,230

Household Products–1.03%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	4,763,000	4,911,844
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	1,750,000	1,813,437
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	971,000	1,046,253
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	3,362,000	3,597,340

	Principal Amount	Value
Household Products–(continued)
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$3,822,000	$3,970,102
		15,338,976

Independent Power Producers & Energy Traders–2.01%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	130,000	132,600
5.50%, 04/15/2025	15,044,000	15,307,270
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	3,156,000	3,199,395
5.50%, 02/01/2024	2,118,000	2,112,705
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	2,470,000	2,488,525
Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	5,458,000	5,403,420
Red Oak Power LLC, Series A, Sr. Sec. First Lien Bonds, 8.54%, 11/30/2019	1,281,051	1,293,862
		29,937,777

Integrated Oil & Gas–0.22%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	3,868,000	3,307,140

Integrated Telecommunication Services–2.17%
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	4,067,000	4,377,109
Cequel Communications Holdings I, LLC/ Capital Corp., Sr. Sec. First Lien Notes, 7.75%, 07/15/2025(b)	400,000	444,000
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	3,388,000	3,591,280
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.88%, 09/15/2020	2,226,000	2,373,473
10.50%, 09/15/2022	3,913,000	4,093,976
11.00%, 09/15/2025	6,004,000	6,049,030
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	3,728,000	3,886,440
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	7,253,000	7,407,126
		32,222,434

Internet Software & Services–1.03%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	4,119,000	4,340,396
Equinix, Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	1,450,000	1,540,625
5.88%, 01/15/2026	8,762,000	9,397,245
		15,278,266

Managed Health Care–0.17%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	2,387,000	2,467,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Fund

	Principal Amount	Value
Marine–0.47%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021(b)	$7,809,000	$7,028,100

Metal & Glass Containers–0.59%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland), Sr. Sec. Gtd. First Lien Notes, 4.25%, 09/15/2022(b)	1,332,000	1,353,645
Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	1,244,000	1,276,655
7.25%, 05/15/2024(b)	2,565,000	2,802,262
Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	1,282,000	1,360,523
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	1,885,000	1,969,825
		8,762,910

Movies & Entertainment–0.76%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	7,045,000	7,326,800
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	3,833,000	3,952,781
		11,279,581

Oil & Gas Drilling–0.70%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	4,536,000	3,917,970
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	3,608,000	3,589,960
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	712,000	776,080
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	2,410,000	2,181,050
		10,465,060

Oil & Gas Equipment & Services–0.60%
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	4,685,000	4,825,550
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	2,870,000	2,661,925
8.25%, 06/15/2023	1,390,000	1,508,150
		8,995,625

Oil & Gas Exploration & Production–6.25%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	9,301,000	9,440,515
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	5,531,000	5,793,722
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	6,392,000	5,976,520

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	$3,015,000	$2,517,525
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	1,188,000	1,217,700
Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	3,518,000	3,509,205
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	9,803,000	10,525,971
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	5,649,000	5,761,980
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	5,246,000	5,547,645
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	6,078,000	6,473,070
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	7,402,000	7,050,405
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	3,380,000	3,574,350
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	5,242,000	5,386,155
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	5,557,000	4,987,408
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	6,393,000	6,432,956
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	4,743,000	4,695,570
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	4,171,000	4,087,580
		92,978,277

Oil & Gas Storage & Transportation–4.34%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	2,077,000	2,123,733
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	10,146,000	10,944,997
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	7,256,000	7,655,080
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(b)	5,269,000	5,282,173
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	13,356,000	14,733,337
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	3,827,000	3,975,296
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	5,768,000	5,998,720
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	2,414,000	2,522,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	$5,919,000	$6,466,507
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	1,133,000	1,195,315
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	3,595,000	3,657,122
		64,554,910

Other Diversified Financial Services–0.23%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	3,177,000	3,385,737

Packaged Foods & Meats–1.42%
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	9,040,000	9,740,600
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	2,535,000	2,712,450
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	485,000	501,975
REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025(b)	315,000	326,812
Lamb Weston Holdings Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	3,223,000	3,287,460
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	4,241,000	4,490,159
		21,059,456

Paper Packaging–0.18%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	2,630,000	2,731,913

Paper Products–0.58%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	4,187,000	4,124,195
Mercer International Inc. (Canada), Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	1,632,000	1,664,640
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	2,779,000	2,858,896
		8,647,731

Pharmaceuticals–1.06%
Endo Finance LLC/ Endo Ltd./Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	2,215,000	2,048,875
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	3,692,000	2,990,520
5.63%, 12/01/2021(b)	4,861,000	4,095,392
5.88%, 05/15/2023(b)	2,027,000	1,652,005
6.13%, 04/15/2025(b)	3,145,000	2,539,588
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	3,030,000	2,424,000
		15,750,380

	Principal Amount	Value
Restaurants–0.44%
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	$2,886,000	$2,850,732
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	3,463,000	3,740,040
		6,590,772

Semiconductors–0.63%
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	9,032,000	9,370,700

Specialized Consumer Services–0.73%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	2,137,000	2,179,740
Sr. Unsec. Notes, 7.45%, 08/15/2027	8,454,000	8,707,620
		10,887,360

Specialized Finance–3.26%
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,288,000	3,468,840
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	7,233,000	7,621,774
5.50%, 02/15/2022	5,535,000	5,970,881
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	14,005,000	14,880,313
5.00%, 08/01/2023	3,382,000	3,591,261
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	6,147,000	6,477,401
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	6,092,000	6,449,905
		48,460,375

Specialized REIT’s–0.61%
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	4,049,000	4,241,328
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	5,041,000	4,877,167
		9,118,495

Specialty Chemicals–1.78%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	910,000	948,675
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	2,650,000	2,712,938
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	4,490,000	5,118,600
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	4,876,000	5,534,260
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	4,896,000	5,067,360
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	3,446,000	3,734,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Fund

	Principal Amount	Value
Specialty Chemicals–(continued)
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	$3,197,000	$3,380,827
		26,497,262

Steel–1.27%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.75%, 10/15/2039	3,979,000	4,625,587
Steel Dynamics, Inc., Sr. Unsec. Notes, 5.00%, 12/15/2026(b)	7,159,000	7,409,565
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/2022	3,837,000	4,009,665
Sr. Unsec. Notes, 6.88%, 04/01/2021	2,809,000	2,900,293
		18,945,110

Systems Software–0.12%
Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(b)	1,788,000	1,841,632

Technology Distributors–0.10%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	1,444,000	1,469,270

Technology Hardware, Storage & Peripherals–2.51%
CommScope Technologies Finance LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	10,101,000	10,858,575
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	14,588,000	16,174,445
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	5,950,000	6,520,828
Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	3,195,000	3,754,125
		37,307,973

Tobacco–0.20%
Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	2,872,000	2,950,980

Trading Companies & Distributors–1.33%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	5,638,000	5,426,575
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	4,054,000	4,195,890
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	2,651,000	2,929,355
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	714,000	755,055
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	1,533,000	1,571,325
6.13%, 06/15/2023	4,615,000	4,886,131
		19,764,331

Trucking–0.52%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	7,446,000	7,762,455

	Principal Amount	Value
Wireless Telecommunication Services–4.66%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	$8,389,000	$8,955,257
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(b)	2,320,000	2,473,700
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	6,493,000	6,493,000
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	6,581,000	7,189,742
7.63%, 02/15/2025	1,335,000	1,491,863
7.88%, 09/15/2023	18,247,000	20,345,405
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	7,747,000	8,512,016
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	4,811,000	5,177,839
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	4,905,000	5,119,594
Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(b)	1,150,000	1,174,438
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(b)	2,400,000	2,496,240
		69,429,094
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,277,820,498)		1,296,113,583

	Shares
Common Stocks & Other Equity Interests–4.25%
Broadcasting–0.00%
Adelphia Recovery Trust, Series ACC-1(f)	4,846,549	969
Adelphia Recovery Trust, Series Arahova(f)	2,211,702	6,635
		7,604

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(g)	4,130,550	15,490

Integrated Telecommunication Services–0.00%
Ventelo, Inc. (United Kingdom) (Acquired 06/28/2002; Cost $0)(b)(g)	73,021	0

Investment Companies—Exchange Traded Funds–4.25%
iShares iBoxx $ High Yield Corporate Bond ETF	250,000	22,072,500
PowerShares Senior Loan Portfolio(h)	1,070,000	25,005,900
SPDR® Bloomberg Barclays High Yield Bond ETF	435,000	16,190,700
		63,269,100

Leisure Products–0.00%
HF Holdings, Inc. (Acquired 09/29/2009; Cost $6,855,236)(b)(g)	36,820	0
Total Common Stocks & Other Equity Interests (Cost $72,210,345)		63,292,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Fund

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–0.92%(i)
Automobile Manufacturers–0.09%
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Bonds, 2.20%, 01/15/2024(b)	EUR	1,290,000	$1,368,262

Cable & Satellite–0.18%
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	2,050,000	2,707,396

Casinos & Gaming–0.11%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 05/15/2023(b)	EUR	1,050,000	1,158,393
Snai S.p.A. (Italy), Sr. Sec. First Lien Bonds, 6.38%, 11/07/2021(b)	EUR	400,000	442,236
			1,600,629

Health Care Services–0.18%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	2,215,000	2,599,387

Hotels, Resorts & Cruise Lines–0.17%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	2,252,000	2,556,591

Paper Packaging–0.19%
M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Euro Notes, 5.31%(c)(j)	EUR	4,100,000	2,823,434
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $12,192,760)			13,655,699

	Principal Amount	Value
U.S. Treasury Securities–0.18%(k)(l)
0.54%, 05/04/2017	$430,000	$429,614
0.56%, 05/11/2017	645,000	644,345
0.59%, 05/11/2017	1,660,000	1,658,313
Total U.S. Treasury Securities (Cost $2,731,963)		2,732,272

Variable Rate Senior Loan Interests–0.16%(m)
Specialty Chemicals–0.16%
Kraton Polymers LLC/Kraton Polymers Capital Corp., Term Loan, —%, 01/06/2022(n) (Cost $2,382,056)	2,390,000	2,424,703

	Shares

Money Market Funds–5.55%
Government & Agency Portfolio–Institutional Class, 0.47%(o)	49,510,879	49,510,879
Treasury Portfolio–Institutional Class, 0.41%(o)	33,007,252	33,007,252
Total Money Market Funds (Cost $82,518,131)		82,518,131
TOTAL INVESTMENTS–98.14% (Cost $1,449,855,753)		1,460,736,582
OTHER ASSETS LESS LIABILITIES–1.86%		27,701,012
NET ASSETS–100.00%		$1,488,437,594

Investment Abbreviations:

ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound

Gtd.	– Guaranteed
Jr.	– Junior
REGS	– Regulation S

REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior

Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $565,939,265, which represented 38.02% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2017 represented less than 1% of the Fund’s Net Assets.
(e)	Acquired as part of the Sino-Forest Corp. reorganization.
(f)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(g)	Non-income producing security.
(h)	PowerShares Senior Loan Portfolio and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of February 28, 2017 represented 1.68% of the Fund’s Net Assets. See Note 5.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts and swap agreements. See Notes 1K, 1N and Note 4.
(m)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(n)	This floating rate interest will settle after February 28, 2017, at which time the interest rate will be determined.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,342,443,770)	$1,353,212,551
Investments in affiliates (Cost $107,411,983)	107,524,031
Total investments, at value (Cost $1,449,855,753)	1,460,736,582
Foreign currencies, at value (Cost $3,283,101)	3,278,791
Receivable for:
Investments sold	13,780,621
Variation margin — futures	6,375
Variation margin — centrally cleared swap agreements	51,377
Fund shares sold	5,983,051
Dividends and interest	21,918,286
Principal paydowns	105,023
Investment for trustee deferred compensation and retirement plans	350,375
Unrealized appreciation on forward foreign currency contracts outstanding	10,107
Other assets	63,220
Total assets	1,506,283,808

Liabilities:
Payable for:
Investments purchased	12,922,289
Fund shares reacquired	2,442,015
Dividends	1,108,605
Accrued fees to affiliates	724,657
Accrued trustees’ and officers’ fees and benefits	5,616
Accrued other operating expenses	155,259
Trustee deferred compensation and retirement plans	461,608
Unrealized depreciation on forward foreign currency contracts outstanding	26,165
Total liabilities	17,846,214
Net assets applicable to shares outstanding	$1,488,437,594

Net assets consist of:
Shares of beneficial interest	$1,692,653,750
Undistributed net investment income	(5,214,059)
Undistributed net realized gain (loss)	(210,247,006)
Net unrealized appreciation	11,244,909
$1,488,437,594

Net Assets:
Class A	$828,559,862
Class B	$5,670,046
Class C	$101,571,887
Class Y	$201,080,193
Investor Class	$105,544,604
Class R5	$88,644,308
Class R6	$157,366,694

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	196,812,385
Class B	1,344,667
Class C	24,185,806
Class Y	47,589,022
Investor Class	25,055,669
Class R5	21,101,607
Class R6	37,426,515
Class A:
Net asset value per share	$4.21
Maximum offering price per share
(Net asset value of $4.21 ÷ 95.75%)	$4.40
Class B:
Net asset value and offering price per share	$4.22
Class C:
Net asset value and offering price per share	$4.20
Class Y:
Net asset value and offering price per share	$4.23
Investor Class:
Net asset value and offering price per share	$4.21
Class R5:
Net asset value and offering price per share	$4.20
Class R6:
Net asset value and offering price per share	$4.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest (net of foreign withholding taxes of $5,736)	$83,553,244
Dividends	118,860
Dividends from affiliates	431,380
Other income	106,505
Total investment income	84,209,989

Expenses:
Advisory fees	7,114,164
Administrative services fees	347,613
Distribution fees:
Class A	1,988,918
Class B	79,876
Class C	1,029,790
Investor Class	221,717
Transfer agent fees — A, B, C, Y and Investor	2,142,425
Transfer agent fees — R5	88,063
Transfer agent fees — R6	10,130
Trustees’ and officers’ fees and benefits	36,299
Registration and filing fees	137,482
Reports to shareholders	260,025
Professional services fees	31,629
Other	4,417
Total expenses	13,492,548
Less: Fees waived and expense offset arrangement(s)	(113,146)
Net expenses	13,379,402
Net investment income	70,830,587

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(98,660))	(20,470,377)
Foreign currencies	82,104
Forward foreign currency contracts	4,746,623
Futures contracts	(479,875)
Option contracts written	621,453
Swap agreements	672,609
(14,827,463)
Change in net unrealized appreciation (depreciation) of:
Investment securities	146,126,433
Foreign currencies	48,012
Forward foreign currency contracts	(2,366,725)
Futures contracts	(42,465)
Swap agreements	313,704
144,078,959
Net realized and unrealized gain	129,251,496
Net increase in net assets resulting from operations	$200,082,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$70,830,587	$76,981,847
Net realized gain (loss)	(14,827,463)	(99,967,953)
Change in net unrealized appreciation (depreciation)	144,078,959	(81,192,134)
Net increase (decrease) in net assets resulting from operations	200,082,083	(104,178,240)

Distributions to shareholders from net investment income:
Class A	(39,930,534)	(48,010,167)
Class B	(401,347)	(656,787)
Class C	(5,181,121)	(5,125,670)
Class Y	(6,774,378)	(6,591,033)
Investor Class	(5,226,299)	(6,753,575)
Class R5	(4,454,706)	(5,953,218)
Class R6	(7,328,400)	(7,670,145)
Total distributions from net investment income	(69,296,785)	(80,760,595)

Return of capital:
Class A	(2,634,588)	—
Class B	(26,480)	—
Class C	(341,847)	—
Class Y	(446,969)	—
Investor Class	(344,828)	—
Class R5	(293,918)	—
Class R6	(483,523)	—
Total return of capital	(4,572,153)	—

Share transactions–net:
Class A	10,441,490	(147,082,024)
Class B	(4,731,439)	(6,295,638)
Class C	(89,656)	(13,263,770)
Class Y	100,968,140	(100,031,023)
Investor Class	(4,450,759)	(16,274,275)
Class R5	(6,027,240)	(5,726,542)
Class R6	19,008,741	29,975,947
Net increase (decrease) in net assets resulting from share transactions	115,119,277	(258,697,325)
Net increase (decrease) in net assets	241,332,422	(443,636,160)

Net assets:
Beginning of year	1,247,105,172	1,690,741,332
End of year (includes undistributed net investment income of $(5,214,059) and $(6,994,995), respectively)	$1,488,437,594	$1,247,105,172

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional

20                         Invesco High Yield Fund

investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as

21                         Invesco High Yield Fund

adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

22                         Invesco High Yield Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

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N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

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O.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.52%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25% respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $100,965.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $134,899 in front-end sales commissions from the sale of Class A shares and $27,608, $2,681 and $3,575 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

25                         Invesco High Yield Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$1,296,113,531	$52	$1,296,113,583
Non-U.S. Dollar Denominated Bonds & Notes	—	13,655,699	—	13,655,699
Common Stocks & Other Equity Interests	63,276,704	—	15,490	63,292,194
U.S. Treasury Securities	—	2,732,272	—	2,732,272
Variable Rate Senior Loan Interests	—	2,424,703	—	2,424,703
Money Market Funds	82,518,131	—	—	82,518,131
	145,794,835	1,314,926,205	15,542	1,460,736,582
Forward Foreign Currency Contracts*	—	(16,058)	—	(16,058)
Futures Contracts*	(42,465)	—	—	(42,465)
Swap Agreements*	—	459,069	—	459,069
Total Investments	$145,752,370	$1,315,369,216	$15,542	$1,461,137,128

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/31/17	Goldman Sachs International	EUR	7,859,832	USD	8,336,620	$8,362,785	$(26,165)
05/31/17	Goldman Sachs International	GBP	2,327,044	USD	2,904,255	2,894,148	10,107
Total Open Forward Foreign Currency Contracts — Currency Risk							$(16,058)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts — Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	408	June-2017	$(50,827,875)	$(42,465)

26                         Invesco High Yield Fund

Options Written Transactions
	Notional Value	Premiums Received
Beginning of period	$—	$—
Written	70,000,000	741,050
Closed	(70,000,000)	(741,050)
End of period	$—	$—

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation
Credit Suisse Securities (USA)/ LLC/CME	CDX North American High Yield Index, Series 27, Version 2	Sell	5.00%	02/20/21	3.16%	$29,700,000	$1,836,678	$459,069

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of February 28, 2017 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$459,069	$—	$—	$459,069
Unrealized appreciation on forward foreign currency contracts outstanding	—	10,107	—	10,107
Total Derivative Assets	459,069	10,107	—	469,176
Derivatives not subject to master netting agreements	(459,069)	—	—	(459,069)
Total Derivative Assets subject to master netting agreements	$—	$10,107	$—	$10,107

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(42,465)	$(42,465)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(26,165)	—	(26,165)
Total Derivative Liabilities	—	(26,165)	(42,465)	(68,630)
Derivatives not subject to master netting agreements	—	—	42,465	42,465
Total Derivative Liabilities subject to master netting agreements	$—	$(26,165)	$—	$(26,165)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

27                         Invesco High Yield Fund

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$4,746,623	$—	$4,746,623
Futures contracts	—	—	(479,875)	(479,875)
Options purchased(a)	64,031	—	—	64,031
Options written	621,453	—	—	621,453
Swap agreements	672,609	—	—	672,609
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(2,366,725)	—	(2,366,725)
Futures contracts	—	—	(42,465)	(42,465)
Swap agreements	313,704	—	—	313,704
Total	$1,671,797	$2,379,898	$(522,340)	$3,529,355

(a)	Options purchased are included in the net realized gain (loss) from investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, the three month average notional value of futures contracts and options purchased, the two month average notional value of options written and the five month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$49,053,988	$51,933,458	$48,000,000	$35,000,000	$41,391,190

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets		Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Assets	Forward Foreign Currency Contracts	Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty						Non-Cash	Cash	Net Amount
Goldman Sachs International	$10,107	$10,107	$(26,165)	$(26,165)	$(16,058)	$—	$—	$(16,058)

NOTE 5—Investment on Affiliates

The Fund’s Adviser and the adviser for PowerShares Senior Loan Portfolio are subsidiaries of Invesco Ltd. And therefore, PowerShares Senior Loan Portfolio is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from investments in PowerShares Senior Loan Portfolio for the period ended February 28, 2017.

	Value February 29, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2017	Dividend Income
PowerShares Senior Loan Portfolio	$—	$24,893,852	$—	$112,048	$—	$25,005,900	$209,288

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities sales of $3,403,205, which resulted in net realized gains (losses) of $(98,660).

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,181.

28                         Invesco High Yield Fund

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$69,296,785	$77,390,233
Return of capital	4,572,153	3,370,362
Total distributions	$73,868,938	$80,760,595

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$6,135,292
Net unrealized appreciation — other investments	422,602
Temporary book/tax differences	(449,235)
Post-October deferrals	(4,576,109)
Late-year ordinary loss deferral	(1,111,740)
Capital loss carryforward	(204,636,966)
Shares of beneficial interest	1,692,653,750
Total net assets	$1,488,437,594

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$63,886,630	$—	$63,886,630
Not subject to expiration	70,479,698	70,270,638	140,750,336
	$134,366,328	$70,270,638	$204,636,966

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

29                         Invesco High Yield Fund

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,386,910,055 and $1,282,059,582, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$52,112,940
Aggregate unrealized (depreciation) of investment securities	(45,977,648)
Net unrealized appreciation of investment securities	$6,135,292

Cost of investments for tax purposes is $1,454,601,290.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, foreign currency transactions, bond premium amortization and return of capital, on February 28, 2017, undistributed net investment income was increased by $4,819,287, undistributed net realized gain (loss) was increased by $37,854,555 and shares of beneficial interest was decreased by $42,673,842. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	51,670,328	$211,910,856	43,652,528	$180,780,941
Class B	104,975	422,531	120,783	513,087
Class C	7,628,964	31,088,850	6,445,459	26,518,941
Class Y	48,112,079	198,149,023	36,492,462	152,670,783
Investor Class	4,148,300	16,982,595	4,038,679	17,077,417
Class R5	5,125,965	21,001,229	5,151,663	21,489,061
Class R6	7,941,354	32,518,757	12,736,563	52,043,124

Issued as reinvestment of dividends:
Class A	7,548,226	31,060,936	8,140,172	33,538,489
Class B	62,934	258,846	107,922	446,648
Class C	831,100	3,412,307	876,651	3,602,789
Class Y	1,429,480	5,913,085	1,012,618	4,229,155
Investor Class	1,139,497	4,681,855	1,406,574	5,820,876
Class R5	1,201,886	4,921,682	1,429,984	5,896,009
Class R6	2,040,552	8,369,479	1,868,689	7,668,537

Automatic conversion of Class B shares to Class A shares:
Class A	665,201	2,729,927	886,136	3,709,301
Class B	(664,170)	(2,729,927)	(885,198)	(3,709,301)

Reacquired:
Class A	(57,476,439)	(235,260,229)	(86,886,447)	(365,110,755)
Class B	(655,060)	(2,682,889)	(853,111)	(3,546,072)
Class C	(8,431,837)	(34,590,813)	(10,460,995)	(43,385,500)
Class Y	(25,083,888)	(103,093,968)	(60,426,848)	(256,930,961)
Investor Class	(6,383,799)	(26,115,209)	(9,433,357)	(39,172,568)
Class R5	(7,791,689)	(31,950,151)	(8,070,611)	(33,111,612)
Class R6	(5,320,186)	(21,879,495)	(7,607,702)	(29,735,714)
Net increase (decrease) in share activity	27,843,773	$115,119,277	(60,257,386)	$(258,697,325)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

30                         Invesco High Yield Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$3.83	$0.21	$0.39	$0.60	$(0.21)	$(0.01)	$(0.22)	$4.21	15.91%		$828,560	1.00	%(d)	1.01	%(d)	5.10	%(d)	99%
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.43)		744,564	1.03		1.03		5.39		84
Year ended 02/28/15	4.55	0.22	(0.14)	0.08	(0.25)	—	(0.25)	4.38	1.86		1,001,546	1.01		1.01		5.00		110
Year ended 02/28/14	4.47	0.25	0.09	0.34	(0.26)	—	(0.26)	4.55	7.78		1,082,201	0.95		0.97		5.60		76
Year ended 02/28/13	4.23	0.26	0.23	0.49	(0.25)	—	(0.25)	4.47	12.02		1,122,186	0.88		0.98		5.98		54
Class B
Year ended 02/28/17	3.84	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.22	15.03		5,670	1.75	(d)	1.76	(d)	4.35	(d)	99
Year ended 02/29/16	4.39	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.84	(8.12)		9,577	1.78		1.78		4.64		84
Year ended 02/28/15	4.56	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.39	1.11		17,576	1.76		1.76		4.25		110
Year ended 02/28/14	4.48	0.22	0.08	0.30	(0.22)	—	(0.22)	4.56	6.98		26,840	1.70		1.72		4.85		76
Year ended 02/28/13	4.24	0.23	0.23	0.46	(0.22)	—	(0.22)	4.48	11.18		36,049	1.63		1.73		5.23		54
Class C
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75	(d)	1.76	(d)	4.35	(d)	99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.82	(8.18)		92,310	1.78		1.78		4.64		84
Year ended 02/28/15	4.54	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.37	1.08		119,299	1.76		1.76		4.25		110
Year ended 02/28/14	4.46	0.22	0.08	0.30	(0.22)	—	(0.22)	4.54	6.99		129,599	1.70		1.72		4.85		76
Year ended 02/28/13	4.22	0.23	0.23	0.46	(0.22)	—	(0.22)	4.46	11.21		121,940	1.63		1.73		5.23		54
Class Y
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75	(d)	0.76	(d)	5.35	(d)	99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.84	(7.18)		88,893	0.78		0.78		5.64		84
Year ended 02/28/15	4.56	0.23	(0.14)	0.09	(0.26)	—	(0.26)	4.39	2.12		202,304	0.76		0.76		5.25		110
Year ended 02/28/14	4.48	0.26	0.09	0.35	(0.27)	—	(0.27)	4.56	8.04		98,559	0.70		0.72		5.85		76
Year ended 02/28/13	4.24	0.27	0.23	0.50	(0.26)	—	(0.26)	4.48	12.28		56,459	0.63		0.73		6.23		54
Investor Class
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96	(d)(e)	0.97	(d)(e)	5.14	(d)(e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.40	)(e)	100,212	1.01	(e)	1.01	(e)	5.41	(e)	84
Year ended 02/28/15	4.56	0.23	(0.16)	0.07	(0.25)	—	(0.25)	4.38	1.64	(e)	132,140	0.96	(e)	0.96	(e)	5.05	(e)	110
Year ended 02/28/14	4.47	0.25	0.10	0.35	(0.26)	—	(0.26)	4.56	8.01		143,961	0.95		0.97		5.60		76
Year ended 02/28/13	4.23	0.25	0.24	0.49	(0.25)	—	(0.25)	4.47	12.05		152,690	0.88		0.98		5.98		54
Class R5
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66	(d)	0.67	(d)	5.44	(d)	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.15)		86,239	0.69		0.69		5.73		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	1.96		105,163	0.68		0.68		5.33		110
Year ended 02/28/14	4.46	0.26	0.10	0.36	(0.27)	—	(0.27)	4.55	8.33		92,063	0.66		0.67		5.89		76
Year ended 02/28/13	4.22	0.26	0.24	0.50	(0.26)	—	(0.26)	4.46	12.30		88,825	0.64		0.66		6.22		54
Class R6
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57	(d)	0.58	(d)	5.53	(d)	99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.07)		125,310	0.60		0.60		5.82		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	2.04		112,713	0.60		0.60		5.41		110
Year ended 02/28/14	4.46	0.27	0.09	0.36	(0.27)	—	(0.27)	4.55	8.41		85,515	0.59		0.59		5.96		76
Year ended 02/28/13(f)	4.36	0.12	0.10	0.22	(0.12)	—	(0.12)	4.46	4.99		59,796	0.58	(g)	0.59	(g)	6.28	(g)	54

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2014, the portfolio turnover calculation excludes the value of securities purchased of $140,432,096 and sold of $41,706,922 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Yield Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $795,567, $7,988, $102,979, $135,793, $104,167, $88,523 and $145,908 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.21%, 0.23% and 0.20% for the years ended February 28, 2017, February 29, 2016 and February 28, 2015, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

31                         Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco High Yield Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco High Yield Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

32                         Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,037.90	$5.05	$1,019.84	$5.01	1.00%
B	1,000.00	1,034.00	8.83	1,016.12	8.75	1.75
C	1,000.00	1,034.10	8.83	1,016.12	8.75	1.75
Y	1,000.00	1,039.20	3.79	1,021.08	3.76	0.75
Investor	1,000.00	1,035.70	5.15	1,019.74	5.11	1.02
R5	1,000.00	1,039.70	3.34	1,021.52	3.31	0.66
R6	1,000.00	1,037.70	2.83	1,022.02	2.81	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

33                         Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.33%
Corporate Dividends Received Deduction*	0.33%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information	Correction notice

The following table sets forth on a per share basis the distribution that was paid in January 2017. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
01/31/17	Class A	$0.0171	$0.000	$0.0002	$0.0173
01/31/17	Class B	$0.0145	$0.000	$0.0002	$0.0147
01/31/17	Class C	$0.0145	$0.000	$0.0002	$0.0147
01/31/17	Class Y	$0.0180	$0.000	$0.0002	$0.0182
01/31/17	Investor Class	$0.0173	$0.000	$0.0002	$0.0175
01/31/17	Class R5	$0.0182	$0.000	$0.0002	$0.0184
01/31/17	Class R6	$0.0185	$0.000	$0.0002	$0.0187

The following table sets forth on a per share basis the distribution that was paid in February 2017. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
02/28/17	Class A	$0.0161	$0.000	$0.0012	$0.0173
02/28/17	Class B	$0.0135	$0.000	$0.0012	$0.0147
02/28/17	Class C	$0.0134	$0.000	$0.0012	$0.0146
02/28/17	Class Y	$0.0170	$0.000	$0.0012	$0.0182
02/28/17	Investor Class	$0.0163	$0.000	$0.0012	$0.0175
02/28/17	Class R5	$0.0172	$0.000	$0.0012	$0.0184
02/28/17	Class R6	$0.0176	$0.000	$0.0012	$0.0188

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

34                         Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1	04252017	1608

Annual Report to Shareholders	February 28, 2017

Invesco Real Estate Fund Nasdaq: A: IARAX ∎ B: AARBX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX R6: IARFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the FTSE NAREIT All Equity REITs Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.74%
Class B Shares	14.87
Class C Shares	14.89
Class R Shares	15.43
Class Y Shares	16.03
Investor Class Shares	15.73
Class R5 Shares	16.17
Class R6 Shares	16.28
S&P 500 Index▼ (Broad Market Index)	24.98
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	17.81
Lipper Real Estate Funds Index⬛ (Peer Group Index)	15.78
Source(s): ▼FactSet Research Systems Inc. ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year ended February 28, 2017, saw a series of momentous political events which impacted the investment environment, as well as the outlook for economic growth and political stability. At the beginning of the reporting period, equity markets had begun their rebound from the tumultuous start of 2016. Central banks, including the US Federal Reserve (the Fed), the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative policies and dovish rhetoric. Other factors contributing to investor sentiment included the rebound in energy prices, and an improving US housing market and employment picture. However, the fiscal year was defined by political events, which could potentially generate future uncertainties and market volatility.

    In June, Brexit – the decision by UK voters to leave the European Union – caused global markets to decline sharply, but only briefly. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities. Following the outcome of the US presidential election in November, US stocks surged, led by the health care and financials sectors, which might benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less favorable trade environment.

    September marked the introduction of the new standalone Global Industry Classification Standard (GICS) sector classification for real estate, the first such addition since the establishment of GICS in 1999. As part of this move, real estate investment trusts (REITs) were divided into two categories. The first was mortgage REITs, which purchase or originate mortgages and which tend to be sensitive to interest rates; these remained a sub-industry of the financials sector. The second was equity REITs – companies that own and invest in properties that produce cash flow streams from rents; these formed a separate industry within the new real estate sector. Following the outcome of the US presidential election in November, US stocks surged, led by the health care and financials sectors, which might benefit from reduced regulation. Non-US equities, particularly emerging market equities, traded lower on the news due to currency weakness and the prospect of a less favorable trade environment.

    Also in November, OPEC agreed to cut oil production for the first time in eight years; the agreement helped support higher oil prices and energy stocks. As expected, the Fed raised interest rates in December 2016 – its only rate hike during the reporting period. Toward the end of the period uncertain global political outcomes continued to drive swings in capital market sentiment. Year-end corporate

Portfolio Composition
By property type	% of total net assets

Apartments	11.7%
Industrial/Office: Office	10.7
Regional Malls	10.1
Health Care	10.0
Infrastructure	9.2
Shopping Centers	7.3
Data Centers	6.3
Industrial/Office: Industrial	5.7
Self Storage Facilities	5.6
Lodging-Resorts	4.9
Diversified	4.9
Timber REITs	4.0
Freestanding	3.6
Single Family Homes	2.1
Manufactured Homes	1.9
Specialty Properties	1.3
Money Market Funds Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
	% of total net assets
1.	Simon Property Group, Inc.	7.2%
2.	American Tower Corp.-Class A	5.5
3.	Boston Properties, Inc.	4.5
4.	Weyerhaeuser Co.	4.0
5.	Public Storage	3.8
6.	AvalonBay Communities, Inc.	3.7
7.	Vornado Realty Trust	3.7
8.	Crown Castle International Corp.	3.4
9.	Equity Residential	3.1
10.	Equinix, Inc.	3.1

Total Net Assets	$1.8 billion

Total Number of Holdings*	60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

4 Invesco Real Estate Fund

earnings reports came in generally better than expected, and leading economic indicators showed improvement. Inflation rose during the reporting period, driven primarily by energy prices, and was expected to be a dominant theme for central banks.

    For the reporting period as a whole, US equities outperformed non-US equities. Emerging markets, supported by the Fed’s delayed interest rate increases and a rally in commodities, outperformed their developed-market counterparts (excluding the US) – a reversal from previous years.

    Real estate supply and demand fundamentals and capital flows provided a supportive environment for listed real estate companies during the reporting period. Prime commercial property valuations in most markets rose throughout the fiscal year as global capital circulated in search of quality real assets. Real estate market health is typically defined by issues of new supply. Increased supply, due to economic improvement, did not undermine the pricing power of landlords in a large number of key markets.

    As a whole, listed real estate equities underperformed broad market equities during the fiscal year as general equity investors rotated into other more cyclical sectors toward the end of the reporting period.

    Key contributors to the Fund’s performance versus the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark, included security selection in the following equity REIT sectors: shopping centers, specialty properties, apartments, regional malls, office, single family homes and self-storage facilities. Also benefiting Fund performance were overweight allocations to single family homes, timber, data centers, diversified and manufactured home REITs, and underweight allocations to industrial and self-storage facility REITs.

    Primary detractors from relative Fund performance included security selection in and underweight exposure to health care and freestanding retail REITs, as well as security selection in and overweight exposure to infrastructure REITs and lodging/resorts. Underweight exposure to specialty properties and office REITs, as well as security selection in industrial REITs, also detracted from the Fund’s relative performance.

    Among the top contributors to the Fund’s absolute performance were

Weyerhaeuser and Vornado Realty Trust. Weyerhaeuser manages a portfolio of timberlands, mineral and energy assets primarily in the US and Canada. Vornado Realty offers exposure to high quality office and retail properties primarily in Washington, DC, and New York. During the reporting period, Vornado’s stock traded at a favorable relative value. Additionally, the company maintained a strong balance sheet and implemented a conservative capital allocation strategy that we viewed as appropriate given the market environment. The Fund held overweight exposures to both stocks during the reporting period.

    Among the top detractors from absolute Fund performance were National Retail Properties and CubeSmart. National Retail Properties owns a diversified portfolio of retail properties subject to long-term triple net leases – a lease structure where the tenant is responsible for all costs relating to the space being rented, including costs such as taxes, insurance and maintenance – which has historically created a more stable income stream with modest growth. During the reporting period, National Retail Properties offered an above-average yield, strong balance sheet and predictable income, given the long-term nature of its contracts. CubeSmart owns a portfolio of self-storage facilities across the US, with notable concentrations in the northeastern states. We eliminated our position in CubeSmart during the reporting period due to unfavorable relative valuation and expectations for a sharp deceleration in growth in some of the company’s key markets going forward.

    At the close of the reporting period, and relative to our style-specific benchmark, the Fund had overweight exposure to single family homes, regional malls, timber, manufactured homes, shopping center and data center REITs. Conversely, the Fund had underweight exposure to specialty properties, health care, diversified, industrial and apartment REITs.

    Also at the close of the period, trends in underlying global real estate markets reflected greater maturity in the real estate cycle. Capital value growth has moderated, although investment demand remained high. Trends in tenant demand were still positive, but prospects for further rental growth have moderated in some markets where new supply has risen. However, REIT earnings growth has been maintained and passed through as dividend increases, reflecting confidence in earnings sustainability. After several years of economic recovery, landlords have been able to renew existing leases and write new leases – both at increasingly higher rents. A large portion of the global real estate universe was priced at a discount to net asset value, despite the sector’s attractive yield and near-term earnings growth visibility.

    Throughout the reporting period, the Fund favored companies with higher-quality assets and generally lower-leveraged balance sheets, particularly in supply-constrained markets. In an environment in which interest rates may continue to modestly rise over the mid-term, we maintained a bias toward companies with above-average earnings growth prospects. In addition, we seek to maintain a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your investment in Invesco Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Real Estate Fund. He is Head of Global Securities with
Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

5 Invesco Real Estate Fund

James Cowen Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a
Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a
BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Real Estate Fund. She joined
Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

6 Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

7 Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.41%
10 Years	3.43
5 Years	8.95
1 Year	9.36

Class B Shares
Inception (3/3/98)	9.13%
10 Years	3.39
5 Years	9.12
1 Year	9.90

Class C Shares
Inception (5/1/95)	10.20%
10 Years	3.24
5 Years	9.37
1 Year	13.90

Class R Shares
Inception (4/30/04)	9.81%
10 Years	3.76
5 Years	9.92
1 Year	15.43

Class Y Shares
10 Years	4.23%
5 Years	10.48
1 Year	16.03

Investor Class Shares
Inception (9/30/03)	10.24%
10 Years	4.01
5 Years	10.20
1 Year	15.73

Class R5 Shares
Inception (4/30/04)	10.55%
10 Years	4.46
5 Years	10.61
1 Year	16.17

Class R6 Shares
10 Years	4.23%
5 Years	10.64
1 Year	16.28

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.27%
10 Years	3.66
5 Years	9.10
1 Year	-0.01

Class B Shares
Inception (3/3/98)	8.98%
10 Years	3.61
5 Years	9.26
1 Year	0.47

Class C Shares
Inception (5/1/95)	10.09%
10 Years	3.46
5 Years	9.51
1 Year	4.12

Class R Shares
Inception (4/30/04)	9.60%
10 Years	3.98
5 Years	10.06
1 Year	5.53

Class Y Shares
10 Years	4.45%
5 Years	10.62
1 Year	6.06

Investor Class Shares
Inception (9/30/03)	10.04%
10 Years	4.24
5 Years	10.33
1 Year	5.81

Class R5 Shares
Inception (4/30/04)	10.34%
10 Years	4.69
5 Years	10.75
1 Year	6.19

Class R6 Shares
10 Years	4.44%
5 Years	10.76
1 Year	6.28

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5

and Class R6 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.25%, 0.87% and 0.78%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

8 Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the

9 Invesco Real Estate Fund

Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

10 Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2017

	Shares	Value
Common Stocks & Other Equity Interests–99.30%
Apartments–11.71%
American Campus Communities, Inc.	363,850	$18,592,735
AvalonBay Communities, Inc.	373,604	68,660,943
Equity Residential	903,959	57,012,694
Essex Property Trust, Inc.	204,161	47,916,587
Mid-America Apartment Communities, Inc.	231,956	23,828,840
		216,011,799

Data Centres–6.25%
CyrusOne Inc.	610,332	31,065,899
Digital Realty Trust, Inc.	177,946	19,218,168
Equinix, Inc.	150,931	56,760,621
QTS Realty Trust, Inc.–Class A	156,723	8,243,630
		115,288,318

Diversified–4.87%
BGP Holdings PLC (Malta) (Acquired 08/06/2009; Cost $0)(b)(c)	3,547,941	58,262
Vornado Realty Trust	616,016	67,681,678
Washington REIT	675,195	22,085,628
		89,825,568

Freestanding–3.63%
National Retail Properties, Inc.	793,359	35,891,561
Realty Income Corp.	508,907	31,185,821
		67,077,382

Health Care–9.98%
Brookdale Senior Living Inc.(c)	605,467	8,718,725
Care Capital Properties, Inc.	388,288	10,208,092
HCP, Inc.	1,542,612	50,582,251
Healthcare Realty Trust, Inc.	567,644	18,141,902
National Health Investors, Inc.	231,544	17,532,512
Physicians Realty Trust	396,178	7,891,866
Ventas, Inc.	316,756	20,604,978
Welltower Inc.	716,328	50,415,165
		184,095,491

Industrial/Office: Industrial–5.69%
Cabot Industrial Value Fund II LP (Acquired 11/10/2005-05/12/2009; Cost $20,133)(b)(d)	6,533	283,002
Exeter Industrial Value Fund LP (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(d)	4,185,000	959,851
First Industrial Realty Trust, Inc.	108,764	2,925,752
Liberty Property Trust	850,883	33,558,825
Prologis, Inc.	1,010,945	51,608,742
Rexford Industrial Realty, Inc.	158,442	3,640,997
Terreno Realty Corp.	431,554	11,954,046
		104,931,215

	Shares	Value
Industrial/Office: Office–10.75%
Boston Properties, Inc.	596,802	$82,973,382
Brandywine Realty Trust	1,286,009	21,424,910
BRCP Realty II LP (Acquired 10/02/2006-04/04/2011; Cost $4,646,429)(b)(d)	4,646,429	1,258,234
Cousins Properties, Inc.	2,838,113	24,265,866
Hudson Pacific Properties Inc.	1,030,131	37,682,192
Paramount Group, Inc.	926,804	16,154,194
SL Green Realty Corp.	129,116	14,548,791
		198,307,569

Infrastructure–9.19%
American Tower Corp.–Class A	878,998	100,900,180
Crown Castle International Corp.	664,139	62,116,921
InfraREIT, Inc.	400,770	6,672,820
		169,689,921

Lodging-Resorts–4.92%
Apple Hospitality REIT, Inc.	1,034,859	20,324,631
DiamondRock Hospitality Co.	990,930	10,771,409
Host Hotels & Resorts Inc.	2,468,757	44,412,938
RLJ Lodging Trust	669,022	15,226,941
		90,735,919

Manufactured Homes–1.91%
Equity Lifestyle Properties, Inc.	241,720	19,245,746
Sun Communities, Inc.	193,797	16,052,205
		35,297,951

Regional Malls–10.13%
GGP Inc.	1,431,958	35,598,476
Macerich Co. (The)	279,847	18,856,091
Simon Property Group, Inc.	718,680	132,524,592
		186,979,159

Self Storage Facilities–5.57%
Extra Space Storage Inc.	406,643	32,202,059
Public Storage	310,201	70,558,319
		102,760,378

Shopping Centers–7.27%
Acadia Realty Trust	425,564	13,630,815
Brixmor Property Group, Inc.	1,210,159	28,245,111
Federal Realty Investment Trust	333,538	46,938,803
Retail Opportunity Investments Corp.	1,125,847	24,768,634
Weingarten Realty Investors	582,340	20,655,600
		134,238,963

Single Family Homes–2.12%
American Homes 4 Rent–Class A	1,224,860	29,114,922
Invitation Homes Inc.(c)	461,079	10,046,911
		39,161,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Real Estate Fund

	Shares	Value
Specialty Properties–1.34%
EPR Properties	98,711	$7,596,799
Lamar Advertising Co.–Class A	227,343	17,159,850
		24,756,649

Timber REIT’S–3.97%
Weyerhaeuser Co.	2,172,873	73,269,278
Total Common Stocks & Other Equity Interests (Cost $1,433,393,088)		1,832,427,393

	Shares	Value
Money Market Funds–1.18%
Government & Agency Portfolio — Institutional Class, 0.47%(e)	13,077,219	$13,077,219
Treasury Portfolio — Institutional Class, 0.41%(e)	8,718,146	8,718,146
Total Money Market Funds (Cost $21,795,365)		21,795,365
TOTAL INVESTMENTS–100.48% (Cost $1,455,188,453)		1,854,222,758
OTHER ASSETS LESS LIABILITIES–(0.48)%		(8,939,014)
NET ASSETS–100.00%		$1,845,283,744

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $2,559,349, which represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund LP	$315,000	1.26%
Cabot Industrial Value Fund II LP	233,500	0.80
BRCP Realty II LP	176,786	0.73

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,433,393,088)	$1,832,427,393
Investments in affiliated money market funds, at value and cost	21,795,365
Total investments, at value (Cost $1,455,188,453)	1,854,222,758
Foreign currencies, at value (Cost $158,795)	159,419
Receivable for:
Investments sold	5,057,179
Fund shares sold	2,223,320
Dividends	1,431,146
Investment for trustee deferred compensation and retirement plans	330,853
Other assets	46,007
Total assets	1,863,470,682

Liabilities:
Payable for:
Investments purchased	7,439,326
Fund shares reacquired	8,943,381
Accrued fees to affiliates	1,007,549
Accrued trustees’ and officers’ fees and benefits	6,274
Accrued other operating expenses	412,641
Trustee deferred compensation and retirement plans	377,767
Total liabilities	18,186,938
Net assets applicable to shares outstanding	$1,845,283,744

Net assets consist of:
Shares of beneficial interest	$1,440,053,891
Undistributed net investment income	4,540,519
Undistributed net realized gain	1,654,405
Net unrealized appreciation	399,034,929
$1,845,283,744

Net Assets:
Class A	$922,255,100
Class B	$3,918,559
Class C	$117,090,373
Class R	$102,102,343
Class Y	$201,329,793
Investor Class	$41,960,566
Class R5	$345,558,120
Class R6	$111,068,890

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	42,627,054
Class B	181,333
Class C	5,445,228
Class R	4,714,203
Class Y	9,306,196
Investor Class	1,944,499
Class R5	15,974,729
Class R6	5,135,943
Class A:
Net asset value per share	$21.64
Maximum offering price per share
(Net asset value of $21.64 ÷ 94.50%)	$22.90
Class B:
Net asset value and offering price per share	$21.61
Class C:
Net asset value and offering price per share	$21.50
Class R:
Net asset value and offering price per share	$21.66
Class Y:
Net asset value and offering price per share	$21.63
Investor Class:
Net asset value and offering price per share	$21.58
Class R5:
Net asset value and offering price per share	$21.63
Class R6:
Net asset value and offering price per share	$21.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Dividends	$52,613,156
Dividends from affiliated money market funds	119,385
Other income	28,793
Total investment income	52,761,334

Expenses:
Advisory fees	15,067,575
Administrative services fees	453,894
Distribution fees:
Class A	2,626,164
Class B	52,694
Class C	1,299,430
Class R	552,400
Investor Class	109,780
Transfer agent fees — A, B, C, R, Y and Investor	3,185,519
Transfer agent fees — R5	412,539
Transfer agent fees — R6	11,512
Trustees’ and officers’ fees and benefits	53,728
Registration and filing fees	144,274
Reports to shareholders	421,059
Professional services fees	80,401
Other	49,724
Total expenses	24,520,693
Less: Fees waived and expense offset arrangement(s)	(52,654)
Net expenses	24,468,039
Net investment income	28,293,295

Realized and unrealized gain from:
Net realized gain from:
Investment securities	190,613,905
Foreign currencies	1,830
190,615,735
Change in net unrealized appreciation of:
Investment securities	75,855,295
Foreign currencies	624
75,855,919
Net realized and unrealized gain	266,471,654
Net increase in net assets resulting from operations	$294,764,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$28,293,295	$35,835,844
Net realized gain	190,615,735	299,468,082
Change in net unrealized appreciation (depreciation)	75,855,919	(462,216,704)
Net increase (decrease) in net assets resulting from operations	294,764,949	(126,912,778)

Distributions to shareholders from net investment income:
Class A	(17,600,208)	(13,280,367)
Class B	(47,928)	(25,780)
Class C	(1,201,280)	(523,352)
Class R	(1,581,153)	(1,048,510)
Class Y	(3,828,726)	(2,732,384)
Investor Class	(764,051)	(583,463)
Class R5	(8,530,196)	(6,179,154)
Class R6	(2,356,836)	(1,701,503)
Total distributions from net investment income	(35,910,378)	(26,074,513)

Distributions to shareholders from net realized gains:
Class A	(120,568,910)	(156,697,912)
Class B	(565,350)	(914,540)
Class C	(15,056,666)	(18,925,670)
Class R	(13,187,885)	(15,575,810)
Class Y	(24,609,568)	(26,039,589)
Investor Class	(5,301,735)	(6,582,750)
Class R5	(50,491,030)	(55,387,617)
Class R6	(13,333,258)	(14,549,022)
Total distributions from net realized gains	(243,114,402)	(294,672,910)

Share transactions-net:
Class A	(137,545,416)	(82,591,607)
Class B	(1,984,477)	(2,096,924)
Class C	(10,880,663)	(9,625,006)
Class R	(1,471,564)	(18,548,554)
Class Y	32,088,676	(13,170,941)
Investor Class	(1,942,836)	(20,089,582)
Class R5	(33,892,885)	(953,440)
Class R6	11,364,807	13,484,000
Net increase (decrease) in net assets resulting from share transactions	(144,264,358)	(133,592,054)
Net increase (decrease) in net assets	(128,524,189)	(581,252,255)

Net assets:
Beginning of year	1,973,807,933	2,555,060,188
End of year (includes undistributed net investment income of $4,540,519 and $2,533,402, respectively)	$1,845,283,744	$1,973,807,933

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

15                         Invesco Real Estate Fund

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

16                         Invesco Real Estate Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

17                         Invesco Real Estate Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $43,395.

18                         Invesco Real Estate Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $119,318 in front-end sales commissions from the sale of Class A shares and $6,188, $2,882 and $6,990 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stock & Other Equity Interests	$1,829,868,044	$—	$2,559,349	$1,832,427,393
Money Market Funds	21,795,365	—	—	21,795,365
Total Investments	$1,851,663,409	$—	$2,559,349	$1,854,222,758

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,259.

19                         Invesco Real Estate Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$56,294,550	$26,074,513
Long-term capital gain	222,730,230	294,672,910
Total distributions	$279,024,780	$320,747,423

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$2,376,314
Undistributed long-term gain	29,758,700
Net unrealized appreciation — investments	390,186,823
Net unrealized appreciation — other investments	624
Temporary book/tax differences	(368,283)
Post-October deferrals	(16,724,325)
Shares of beneficial interest	1,440,053,891
Total net assets	$1,845,283,744

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2017.

20                         Invesco Real Estate Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $1,051,363,432 and $1,396,444,536, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$430,441,465
Aggregate unrealized (depreciation) of investment securities	(40,254,642)
Net unrealized appreciation of investment securities	$390,186,823

Cost of investments for tax purposes is $1,464,035,935.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and capital gains distributions on February 28, 2017, undistributed net investment income was increased by $9,624,200, undistributed net realized gain was decreased by $9,613,305 and shares of beneficial interest was decreased by $10,895. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	8,076,290	$191,316,398	7,773,412	$195,160,081
Class B	11,837	282,110	8,148	209,243
Class C	740,337	17,110,493	516,635	13,075,060
Class R	1,015,174	24,030,081	865,144	21,888,827
Class Y	3,944,687	93,029,993	2,046,512	51,038,600
Investor Class	234,277	5,507,093	229,823	5,837,611
Class R5	5,072,866	118,906,813	4,215,440	106,797,498
Class R6	3,544,898	84,877,405	1,857,727	46,225,521

Issued as reinvestment of dividends:
Class A	6,240,843	130,849,793	7,195,129	160,162,945
Class B	27,721	578,354	40,094	887,501
Class C	731,413	15,176,279	814,649	17,950,189
Class R	703,866	14,737,337	747,045	16,624,126
Class Y	1,098,147	23,063,006	1,032,708	23,022,010
Investor Class	280,610	5,867,805	297,409	6,607,519
Class R5	2,803,104	58,791,250	2,751,925	61,361,176
Class R6	721,532	15,129,354	698,640	15,580,329

Automatic conversion of Class B shares to Class A shares:
Class A	73,765	1,703,151	64,681	1,631,061
Class B	(73,806)	(1,703,151)	(64,717)	(1,631,061)

Reacquired:
Class A	(19,708,936)	(461,414,758)	(17,530,532)	(439,545,694)
Class B	(49,567)	(1,141,790)	(62,073)	(1,562,607)
Class C	(1,877,132)	(43,167,435)	(1,622,027)	(40,650,255)
Class R	(1,743,725)	(40,238,982)	(2,266,364)	(57,061,507)
Class Y	(3,636,759)	(84,004,323)	(3,495,328)	(87,231,551)
Investor Class	(571,504)	(13,317,734)	(1,264,675)	(32,534,712)
Class R5	(9,373,243)	(211,590,948)	(6,715,896)	(169,112,114)
Class R6	(3,713,744)	(88,641,952)	(1,962,474)	(48,321,850)
Net increase (decrease) in share activity	(5,427,049)	$(144,264,358)	(3,828,965)	$(133,592,054)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$21.76	$0.31	$2.97	$3.28	$(0.41)	$(2.99)	$(3.40)	$21.64	15.74%	$922,255	1.24	%(d)	1.24	%(d)	1.31	%(d)	52%
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)	1,043,135	1.25		1.25		1.57		80
Year ended 02/28/15	23.34	0.26	4.69	4.95	(0.21)	(1.06)	(1.27)	27.02	21.53	1,363,062	1.24		1.24		1.03		23
Year ended 02/28/14	25.21	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.34	6.15	1,229,818	1.25		1.25		0.94		50
Year ended 02/28/13	23.97	0.19	3.26	3.45	(0.10)	(2.11)	(2.21)	25.21	14.90	1,420,236	1.25		1.25		0.76		60
Class B
Year ended 02/28/17	21.73	0.13	2.97	3.10	(0.23)	(2.99)	(3.22)	21.61	14.87	3,919	1.99	(d)	1.99	(d)	0.56	(d)	52
Year ended 02/29/16	26.99	0.21	(1.76)	(1.55)	(0.10)	(3.61)	(3.71)	21.73	(6.00)	5,762	2.00		2.00		0.82		80
Year ended 02/28/15	23.33	0.07	4.69	4.76	(0.04)	(1.06)	(1.10)	26.99	20.61	9,276	1.99		1.99		0.28		23
Year ended 02/28/14	25.19	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.33	5.35	10,390	2.00		2.00		0.19		50
Year ended 02/28/13	24.03	0.00	3.27	3.27	—	(2.11)	(2.11)	25.19	14.07	15,770	2.00		2.00		0.01		60
Class C
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84	117,090	1.99	(d)	1.99	(d)	0.56	(d)	52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)	126,592	2.00		2.00		0.82		80
Year ended 02/28/15	23.25	0.07	4.67	4.74	(0.04)	(1.06)	(1.10)	26.89	20.60	165,146	1.99		1.99		0.28		23
Year ended 02/28/14	25.11	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.25	5.37	137,528	2.00		2.00		0.19		50
Year ended 02/28/13	23.97	0.00	3.25	3.25	—	(2.11)	(2.11)	25.11	14.02	151,760	2.00		2.00		0.01		60
Class R
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43	102,102	1.49	(d)	1.49	(d)	1.06	(d)	52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)	103,196	1.50		1.50		1.32		80
Year ended 02/28/15	23.35	0.20	4.70	4.90	(0.15)	(1.06)	(1.21)	27.04	21.25	145,832	1.49		1.49		0.78		23
Year ended 02/28/14	25.22	0.17	1.01	1.18	(0.20)	(2.85)	(3.05)	23.35	5.85	125,586	1.50		1.50		0.69		50
Year ended 02/28/13	23.98	0.13	3.26	3.39	(0.04)	(2.11)	(2.15)	25.22	14.60	144,909	1.50		1.50		0.51		60
Class Y
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98	201,330	0.99	(d)	0.99	(d)	1.56	(d)	52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)	171,879	1.00		1.00		1.82		80
Year ended 02/28/15	23.34	0.33	4.69	5.02	(0.28)	(1.06)	(1.34)	27.02	21.83	224,733	0.99		0.99		1.28		23
Year ended 02/28/14	25.21	0.30	1.01	1.31	(0.33)	(2.85)	(3.18)	23.34	6.40	138,173	1.00		1.00		1.19		50
Year ended 02/28/13	23.97	0.26	3.25	3.51	(0.16)	(2.11)	(2.27)	25.21	15.18	154,464	1.00		1.00		1.01		60
Investor Class
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73 (e)	41,961	1.23	(d)(e)	1.23	(d)(e)	1.32	(d)(e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)	43,435	1.25		1.25		1.57		80
Year ended 02/28/15	23.30	0.26	4.68	4.94	(0.21)	(1.06)	(1.27)	26.97	21.52	73,852	1.24		1.24		1.03		23
Year ended 02/28/14	25.17	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.30	6.14	52,055	1.25		1.25		0.94		50
Year ended 02/28/13	23.93	0.19	3.26	3.45	(0.10)	(2.11)	(2.21)	25.17	14.92	62,118	1.25		1.25		0.76		60
Class R5
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12	345,558	0.89	(d)	0.89	(d)	1.66	(d)	52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)	380,119	0.87		0.87		1.95		80
Year ended 02/28/15	23.35	0.36	4.68	5.04	(0.31)	(1.06)	(1.37)	27.02	21.94	465,368	0.87		0.87		1.40		23
Year ended 02/28/14	25.22	0.33	1.02	1.35	(0.37)	(2.85)	(3.22)	23.35	6.57	403,475	0.88		0.88		1.31		50
Year ended 02/28/13	23.98	0.29	3.26	3.55	(0.20)	(2.11)	(2.31)	25.22	15.33	453,842	0.87		0.87		1.14		60
Class R6
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28	111,069	0.80	(d)	0.80	(d)	1.75	(d)	52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)	99,691	0.78		0.78		2.04		80
Year ended 02/28/15	23.34	0.39	4.68	5.07	(0.33)	(1.06)	(1.39)	27.02	22.10	107,792	0.78		0.78		1.49		23
Year ended 02/28/14	25.22	0.35	1.01	1.36	(0.39)	(2.85)	(3.24)	23.34	6.61	24,815	0.79		0.79		1.40		50
Year ended 02/28/13(f)	26.34	0.13	0.91	1.04	(0.05)	(2.11)	(2.16)	25.22	4.41	746	0.77	(g)	0.77	(g)	1.24	(g)	60

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,050,465, $5,269, $129,943, $110,480, $198,885, $45,643, $412,541 and $115,187 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

22                         Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Real Estate Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Real Estate Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

23                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$984.50	$6.20	$1,018.55	$6.31	1.26%
B	1,000.00	980.50	9.87	1,014.83	10.04	2.01
C	1,000.00	980.80	9.87	1,014.83	10.04	2.01
R	1,000.00	982.80	7.42	1,017.31	7.55	1.51
Y	1,000.00	985.40	4.97	1,019.79	5.06	1.01
Investor	1,000.00	984.10	6.35	1,018.40	6.46	1.29
R5	1,000.00	986.40	4.43	1,020.33	4.51	0.90
R6	1,000.00	986.40	3.99	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$222,730,230
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$20,367,907

25                         Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Real Estate Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1	04172017	1207

Annual Report to Shareholders	February 28, 2017

Invesco Short Duration Inflation Protected Fund Nasdaq: A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Short Duration Inflation Protected Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Duration Inflation Protected Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underperfomed the Fund’s broad market/style-specific benchmark, The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.04%
Class A2 Shares	2.14
Class Y Shares	2.30
Class R5 Shares	2.31
Class R6 Shares	2.32
The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	2.77
Lipper Inflation Protected Bond Funds Index⬛ (Peer Group Index)	3.76
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

For the fiscal year ended February 28, 2017, US Treasury Inflation-Protected Securities (TIPS) produced strong returns as The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index returned 2.77%, driven primarily by positive inflation accruals as well as coupon return and capital appreciation. The average yield on the broad market/style-specific index decreased 31 basis points ending the reporting period at -0.61%.1 (A basis point is one one-hundredth of a percentage point.) Low unemployment, positive sentiment by some regarding the new president’s fiscal and economic policies, and rising commodity prices drove inflation expectations higher, benefiting TIPS.

    Despite the US Federal Reserve (the Fed) moving ahead with its first interest rate hike in nearly a decade in December 2015, the Fed and other central banks quickly moved to calm markets as 2016 began amid heightened global financial market volatility triggered by economic growth concerns. At its March 2016 meeting, the Fed issued language stating that risks to the economy would slow the frequency of interest rate hikes and that the neutral rate would likely be lower than it has been historically. The Bank of Japan and the European Central Bank adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions, together with the stabilization in oil prices, calmed markets and induced a significant rally across most risk assets.

    The June 2016 UK vote to leave the European Union, coupled with negative global government interest rates, had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37% in July 2016.2 Toward the end of 2016, US Treasury yields spiked following the outcome of the US presidential election. The

Portfolio Composition
By US Treasuries

Maturity Date	Coupon Rate	% of Total Net Assets
4/15/2018	0.13%	11.90%
7/15/2018	1.38	3.89
1/15/2019	2.13	3.94
4/15/2019	0.13	11.73
7/15/2019	1.88	4.12
1/15/2020	1.38	5.04
4/15/2020	0.13	11.76
7/15/2020	1.25	8.50
1/15/2021	1.13	9.61
4/15/2021	0.13	10.39
7/15/2021	0.63	8.93
1/15/2022	0.13	10.00
Other Assets Less Liabilities		0.19

Total Net Assets	$791.5 million

Total Number of Holdings	12

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2017.

president’s economic policies were viewed by some to be positive for US growth and inflation as his statements regarding significant personal and corporate tax reductions, infrastructure spending and renegotiated trade agreements could potentially have the effect of boosting US gross domestic product. Fed policy further supported rising yields and a steepened yield curve given Fed rhetoric of a stronger US economy and a significantly improved employment picture, confirming the December 2016 interest rate hike and alluding to additional rate hikes in 2017.

    Heading into 2017, post-election opti- mism, stemming from the expectation of a more favorable regulatory environment and new fiscal stimulus, drove markets. The 10-year US Treasury yield ended the reporting period at 2.36%, 62 basis points higher than at the beginning of the reporting period.2

    During the reporting period, TIPS out performed their nominal US Treasury bond counterparts on a maturity-matched basis as nominal yields on US Treasuries climbed steadily higher than real yields and as positive inflation accrued to TIPS. The difference between yields on maturity-matched nominal Treasuries and TIPS is a measure of inflation expectations, also known as breakeven inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries). During the reporting period, inflation expectations increased, that is, breakeven inflation widened.

    We seek to replicate the risk and return characteristics of the Fund’s broad market/style-specific index, The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index, through a passively managed index strategy. For the reporting period, the Fund generated positive returns but underperformed its broad market/style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

    We wish to remind you that the Fund is subject to real interest rate risk, meaning that the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. Real interest rates are tied to the relationship

4 Invesco Short Duration Inflation Protected Fund

between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

    We are monitoring real interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise faster than expected, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

    Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1 Source:	Bloomberg L.P.

2  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation Protected
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Young Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Duration Inflation Protected
Fund. He joined Invesco in 2001. Mr. Young earned a BA in economics from Cornell University and an MBA in finance and international business from Fordham University.

5 Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

* The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class,

   which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.31%
10 Years	1.21
5 Years	0.02
1 Year	-0.52

Class A2 Shares
Inception (12/15/87)	3.92%
10 Years	1.42
5 Years	0.36
1 Year	1.09

Class Y Shares
10 Years	1.58%
5 Years	0.62
1 Year	2.30

Class R5 Shares
Inception (7/13/87)	4.18%
10 Years	1.66
5 Years	0.64
1 Year	2.31

Class R6 Shares
10 Years	1.53%
5 Years	0.59
1 Year	2.32

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R 6 shares was 0.55%, 0.45%, 0.30%, 0.30% and

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.29%
10 Years	1.23
5 Years	-0.10
1 Year	-0.06

Class A2 Shares
Inception (12/15/87)	3.92%
10 Years	1.45
5 Years	0.25
1 Year	1.76

Class Y Shares
10 Years	1.61%
5 Years	0.51
1 Year	2.89

Class R5 Shares
Inception (7/13/87)	4.18%
10 Years	1.70
5 Years	0.52
1 Year	3.00

Class R6 Shares
10 Years	1.56%
5 Years	0.48
1 Year	2.81

0.30%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.90%, 0.80%, 0.65%, 0.59% and 0.49%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

7 Invesco Short Duration Inflation Protected Fund

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	As of the close of business October 30, 2002, Class A2 shares were closed to new investors.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly dur- ing adverse market conditions.
∎	Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions

8 Invesco Short Duration Inflation Protected Fund

to shareholders. In addition, adjust- ments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sampling risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index and in the Fund holding securities not included in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Index were held. The Fund’s use of a representative sampling approach may also include the risk that it may not track the return of the Index as well as it would have if the Fund held all of the securities in the Index.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

About indexes used in this report

∎	The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index is a subset of The BofA Merrill Lynch US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	The BofA Merrill Lynch US Inflation-Linked Treasury Index tracks the performance of US dollar denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market, with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
∎	Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofAML”) indices and related information, the name “Bank of America Merrill Lynch,” and related trademarks, are intellectual property licensed from BofAML, and may not be copied, used or distributed without BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by BofAML. BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2017

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.81%
U.S. Treasury Inflation — Indexed Notes–99.81%(a)
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2018	$92,801	$94,167,682
U.S. Treasury Inflation — Indexed Notes	1.38%	07/15/2018	29,613	30,789,527
U.S. Treasury Inflation — Indexed Notes	2.13%	01/15/2019	29,469	31,226,317
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2019	91,041	92,834,286
U.S. Treasury Inflation — Indexed Notes	1.88%	07/15/2019	30,472	32,589,892
U.S. Treasury Inflation — Indexed Notes	1.38%	01/15/2020	37,656	39,878,440
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2020	91,413	93,126,494
U.S. Treasury Inflation — Indexed Notes	1.25%	07/15/2020	63,291	67,317,201
U.S. Treasury Inflation — Indexed Notes	1.13%	01/15/2021	71,924	76,037,809
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2021	81,136	82,282,989
U.S. Treasury Inflation — Indexed Notes	0.63%	07/15/2021	67,822	70,671,011
U.S. Treasury Inflation — Indexed Notes	0.13%	01/15/2022	78,188	79,123,745
TOTAL INVESTMENTS–99.81% (Cost $788,086,084)				790,045,393
OTHER ASSETS LESS LIABILITIES–0.19%				1,470,453
NET ASSETS–100.00%				$791,515,846

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $788,086,084)	$790,045,393
Receivable for:
Fund shares sold	2,071,171
Interest	700,410
Investment for trustee deferred compensation and retirement plans	106,154
Other assets	30,400
Total assets	792,953,528

Liabilities:
Payable for:
Fund shares reacquired	1,066,493
Accrued fees to affiliates	134,886
Accrued trustees’ and officers’ fees and benefits	3,472
Accrued other operating expenses	116,052
Trustee deferred compensation and retirement plans	116,779
Total liabilities	1,437,682
Net assets applicable to shares outstanding	$791,515,846

Net assets consist of:
Shares of beneficial interest	$791,150,886
Undistributed net investment income	(807,621)
Undistributed net realized gain (loss)	(786,728)
Net unrealized appreciation	1,959,309
$791,515,846

Net Assets:
Class A	$39,978,264
Class A2	$22,234,188
Class Y	$9,655,746
Class R5	$782,627
Class R6	$718,865,021

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,778,841
Class A2	2,100,518
Class Y	911,797
Class R5	73,876
Class R6	67,884,936
Class A:
Net asset value per share	$10.58
Maximum offering price per share
(Net asset value of $10.58 ÷ 97.50%)	$10.85
Class A2:
Net asset value per share	$10.59
Maximum offering price per share
(Net asset value of $10.59 ÷ 99.00%)	$10.70
Class Y:
Net asset value and offering price per share	$10.59
Class R5:
Net asset value and offering price per share	$10.59
Class R6:
Net asset value and offering price per share	$10.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$8,781,390

Expenses:
Advisory fees	1,015,376
Administrative services fees	137,021
Custodian fees	4,036
Distribution fees:
Class A	86,106
Class A2	35,673
Transfer agent fees — A, A2, and Y	111,525
Transfer agent fees — R5	194
Transfer agent fees — R6	1,985
Trustees’ and officers’ fees and benefits	25,690
Registration and filing fees	75,835
Licensing fees	101,757
Reports to shareholders	46,867
Professional services fees	44,003
Other	19,871
Total expenses	1,705,939
Less: Expenses reimbursed and expense offset arrangement(s)	(104,185)
Net expenses	1,601,754
Net investment income	7,179,636

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(419,207)
Change in net unrealized appreciation of investment securities	526,020
Net realized and unrealized gain	106,813
Net increase in net assets resulting from operations	$7,286,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$7,179,636	$(368,182)
Net realized gain (loss)	(419,207)	(75,253)
Change in net unrealized appreciation	526,020	1,331,185
Net increase in net assets resulting from operations	7,286,449	887,750

Distributions to shareholders from net investment income:
Class A	(381,209)	(20,746)
Class A2	(211,900)	(14,720)
Class Y	(91,982)	(5,542)
Class R5	(7,453)	(1,391)
Class R6	(6,848,225)	—
Total distributions to shareholders from net investment income	(7,540,769)	(42,399)

Return of capital:
Class A	(55,351)	—
Class A2	(111,719)	—
Class Y	(50,909)	—
Class R5	(3,446)	—
Class R6	(594,363)	—
Total return of capital	(815,788)	—

Share transactions–net:
Class A	5,346,586	958,146
Class A2	(2,794,121)	(3,561,278)
Class Y	(929,834)	2,356,577
Class R5	170,641	(3,814,052)
Class R6	684,075,282	36,108,833
Net increase in net assets resulting from share transactions	685,868,554	32,048,226
Net increase in net assets	684,798,446	32,893,577

Net assets:
Beginning of year	106,717,400	73,823,823
End of year (includes undistributed net investment income (loss) of $(807,621) and $(474,659), respectively)	$791,515,846	$106,717,400

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as

13                         Invesco Short Duration Inflation Protected Fund

institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Distributions — Effective March 1, 2016, distributions from net investment income are declared and paid quarterly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

14                         Invesco Short Duration Inflation Protected Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

For the year ended February 28, 2017, the Adviser reimbursed class level expenses of $52,290, $36,106, $14,609, and $114 of Class A, Class A2, Class Y, and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $8,412 and $1,182 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $3,772 from Class A for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

15                         Invesco Short Duration Inflation Protected Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,066.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$7,540,769	$42,399
Return of capital	815,788	—
Total distributions	$8,356,557	$42,399

Tax Components of Net Assets at Period-End:

2017
Net unrealized appreciation — investments	$1,727,671
Temporary book/tax differences	(113,118)
Late-Year Ordinary Loss Deferral	(666,793)
Capital loss carryforward	(582,800)
Shares of beneficial interest	791,150,886
Total net assets	$791,515,846

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TIPS and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

16                         Invesco Short Duration Inflation Protected Fund

The Fund has a capital loss carryforward as of February 28, 2017, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$582,800	—	$582,800

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 28, 2017 was $271,595,506 and $68,145,970 respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,201,024
Aggregate unrealized (depreciation) of investment securities	(473,353)
Net unrealized appreciation of investment securities	$1,727,671

Cost of investments for tax purposes is $788,317,722.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital and TIPS, on February 28, 2017, undistributed net investment income was increased by $843,959, undistributed net realized gain (loss) was decreased by $27,630 and shares of beneficial interest was decreased by $816,329. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	2,661,117	$28,132,749	2,565,847	$26,735,525
Class A2	56,602	598,416	42,208	440,102
Class Y	976,163	10,305,747	997,691	10,402,934
Class R5	22,121	234,947	94,878	988,913
Class R6(b)(c)	67,935,325	721,326,866	3,465,300	36,112,303

Issued as reinvestment of dividends:
Class A	38,300	403,622	1,876	19,576
Class A2	26,643	280,837	1,237	12,904
Class Y	13,208	139,329	522	5,444
Class R5	314	3,315	85	889
Class R6	706,714	7,442,432	—	—

Reacquired:
Class A	(2,193,301)	(23,189,785)	(2,476,526)	(25,796,955)
Class A2	(347,926)	(3,673,374)	(385,152)	(4,014,284)
Class Y	(1,073,519)	(11,374,910)	(774,084)	(8,051,801)
Class R5	(6,409)	(67,621)	(460,562)	(4,803,854)
Class R6	(4,222,070)	(44,694,016)	(333)	(3,470)
Net increase in share activity	64,593,282	$685,868,554	3,072,987	$32,048,226

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 86% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	On February 18, 2016, 3,260,236 Class R6 shares valued at $33,971,659 were sold to affiliated mutual funds.
(c)	During the year ended February 28, 2017, Class R6 shares valued at $687,770,522 were issued to investors in the CollegeBound 529 program.

17                         Invesco Short Duration Inflation Protected Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$10.50	$0.13	$0.08	$0.21	$(0.12)	$(0.01)	$—	$(0.13)	$10.58	2.04%	$39,978	0.55	%(d)	0.70	%(d)	1.18	%(d)	41%
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	—	—	(0.01)	10.50	0.83	34,373	0.52		0.90		(0.52)		199
Year ended 02/28/15	10.44	0.00	(0.02)	(0.02)	(0.00)	—	—	(0.00)	10.42	(0.15)	33,150	0.58		0.92		0.04		106
Year ended 02/28/14	10.47	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.44	(0.20)	41,627	0.50		0.83		0.02		136
Year ended 02/28/13	10.47	0.01	0.00	0.01	(0.00)	—	(0.01)	(0.01)	10.47	0.13	42,300	0.48		0.78		0.04		58
Class A2
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	—	(0.14)	10.59	2.14	22,234	0.45	(d)	0.60	(d)	1.28	(d)	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	24,851	0.50		0.80		(0.50)		199
Year ended 02/28/15	10.45	0.00	(0.03)	(0.03)	(0.00)	—	—	(0.00)	10.42	(0.23)	28,213	0.57		0.82		0.05		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.10)	34,242	0.50		0.73		0.02		136
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	—	(0.01)	(0.02)	10.47	0.15	43,807	0.46		0.68		0.06		58
Class Y
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.30	9,656	0.30	(d)	0.45	(d)	1.43	(d)	41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	10,471	0.48		0.65		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.03)	(0.02)	(0.01)	—	—	(0.01)	10.42	(0.21)	8,045	0.55		0.67		0.07		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.08)	6,563	0.48		0.58		0.04		136
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	—	(0.01)	(0.02)	10.47	0.19	9,956	0.42		0.53		0.10		58
Class R5
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	—	(0.16)	10.59	2.21	783	0.30	(d)	0.32	(d)	1.43	(d)	41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.52	0.95	608	0.48		0.59		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.02)	(0.01)	(0.01)	—	—	(0.01)	10.43	(0.09)	4,416	0.52		0.59		0.10		106
Year ended 02/28/14	10.48	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.45	(0.16)	5,288	0.46		0.53		0.06		136
Year ended 02/28/13	10.48	0.01	0.01	0.02	(0.01)	—	(0.01)	(0.02)	10.48	0.20	5,912	0.40		0.49		0.12		58
Class R6
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.32	718,865	0.29	(d)	0.29	(d)	1.44	(d)	41
Year ended 2/29/16(e)	10.40	(0.01)	0.12	0.11	—	—	—	—	10.51	1.06	36,414	0.30	(f)	0.46	(f)	(0.30	)(f)	199

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $34,442, $23,782, $9,623, $697, $440,242 for Class A, Class A2, Class Y, Class R5, and Class R6, respectively.
(e)	Commencement date of December 31, 2015.
(f)	Annualized.

18                         Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Short Duration Inflation Protected Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Short Duration Inflation Protected Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

19                         Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,008.80	$2.79	$1,022.02	$2.81	0.56%
A2	1,000.00	1,009.30	2.29	1,022.51	2.31	0.46
Y	1,000.00	1,010.10	1.55	1,023.26	1.56	0.31
R5	1,000.00	1,010.20	1.55	1,023.26	1.56	0.31
R6	1,000.00	1,010.30	1.45	1,023.36	1.45	0.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information

The following tables set forth on a per share basis the distributions that were paid in March 2016 and December 2016, respectively. Included in the tables are a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
03/17/16	Class A	$0.0000	$0.000	$0.0204	$0.0204
03/17/16	Class A2	$0.0000	$0.000	$0.0231	$0.0231
03/17/16	Class Y	$0.0000	$0.000	$0.0270	$0.0270
03/17/16	Class R5	$0.0000	$0.000	$0.0270	$0.0270
03/17/16	Class R6	$0.0000	$0.000	$0.0270	$0.0270

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
12/13/16	Class A	$0.0699	$0.000	$0.0021	$0.0720
12/13/16	Class A2	$0.0726	$0.000	$0.0021	$0.0747
12/13/16	Class Y	$0.0766	$0.000	$0.0021	$0.0787
12/13/16	Class R5	$0.0784	$0.000	$0.0021	$0.0805
12/13/16	Class R6	$0.0789	$0.000	$0.0021	$0.0810

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

21                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Short Duration Inflation Protected Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Duration Inflation Protected Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	SDIP-AR-1	04122017	0805

Annual Report to Shareholders	February 28, 2017

Invesco Short Term Bond Fund
Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat. The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Short Term Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2017, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Bloomberg Barclays 1-3 Year Government/Credit Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.39%
Class C Shares	3.03
Class R Shares	2.90
Class Y Shares	3.42
Class R5 Shares	3.54
Class R6 Shares	3.66
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	1.42
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	1.02
Lipper Short Investment Grade Debt Funds Index⬛ (Peer Group Index)	2.37
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Longer-maturity US Treasury yields rose significantly during the second half of 2016. Global debt markets were temporarily rattled in June by the surprising UK vote to leave the European Union, but stronger-than-expected economic data helped to alleviate fears of a sudden global economic slowdown. Around the developed world, major central banks maintained accommodative monetary policies geared toward growth stimulation.

    The outcome of the 2016 US presidential election generated a re-pricing of assets across the capital spectrum as optimistic expectations for inflation and growth, fueled by tax reform, deregulation and infrastructure spending, took hold. In December 2016, the US Federal Reserve (the Fed) raised the federal funds target rate by 25 basis points.1 (A basis point is one one-hundredth of a percentage point.) In the final two months of the reporting period, longer-maturity US Treasury yields crept higher as the Fed transitioned toward a more hawkish tone.

Yields on 10-year US Treasuries stood at 2.36% as of February 28, 2017, 62 basis points higher than at the beginning of the reporting period and 99 basis points higher than the all-time low of 1.37% in July 2016.1

    During this reporting period of increasing interest rates, short-term investment grade corporate credit posted modest gains while the broader investment grade corporate credit market surged to an almost double-digit gain. Out-of-index exposures, such as high yield credit, generated strong returns led by a rebound in the energy and commodity subsectors, which began improving in early 2016. US dollar-denominated emerging market corporate debt posted strong returns and performed better than investment grade corporate credit, but fell short of high yield debt.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive absolute returns for the reporting period and outperformed its style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index. The Fund’s overweight allocation to investment grade and emerging market corporate credit benefited relative returns. The Fund’s out-of-index exposure to high yield credit securities – averaging less than 10% of total net assets – contributed to the Fund’s relative performance as well. The Fund’s security selection within the financial institutions subsector detracted from relative performance driven by the financial company and REIT subsectors. The cash position of the Fund also weighed on performance as most major fixed income sectors outperformed liquidity instruments for the reporting period.

    Throughout the fiscal year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity needs. Throughout the reporting period, approximately 19.9% of the portfolio, on average, was in cash and short- to intermediate-maturity government bonds; this provided sufficient liquidity and an important buffer against credit market volatility. We used a credit default swap (notional value of less than 5% of the Fund) as a hedge against corporate bond price volatility throughout the fiscal year. This position performed as expected and helped dampen portfolio volatility when credit markets were most unsettled.

    The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. (Alpha is a measure of performance on a risk-adjusted basis.) Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was maintained above the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark during the reporting period added to relative Fund returns. Yield curve positioning, obtained by overweight exposure to

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds and Notes	64.8%
U.S. Treasury Securities	14.9
Asset-Backed Securities	11.7
Preferred Stocks	0.4
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.4
Municipal Obligations	0.2
Money Market Funds Plus Other Assets Less Liabilities	7.6

Top Five Debt Issuers*
	% of total net assets
1.	U.S. Treasury	14.9%
2.	Daimler Finance North America LLC	2.1
3.	MPLX LP	1.8
4.	Anheuser-Busch InBev Worldwide Inc.	1.5
5.	Ford Motor Credit Co. LLC	1.5

Total Net Assets	$1.5 billion

Total Number of Holdings*	401

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

4 Invesco Short Term Bond Fund

longer maturities and underweight exposure to shorter-term maturities, benefited the Fund as the Treasury yield curve flattened. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates increase, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for like similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013.
Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a
BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013.
Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.81%
10 Years	1.44
5 Years	1.23
1 Year	0.77

Class C Shares
Inception (8/30/02)	1.83%
10 Years	1.38
5 Years	1.41
1 Year	3.03

Class R Shares
Inception (4/30/04)	1.72%
10 Years	1.37
5 Years	1.38
1 Year	2.90

Class Y Shares
10 Years	1.80%
5 Years	1.89
1 Year	3.42

Class R5 Shares
Inception (4/30/04)	2.26%
10 Years	1.91
5 Years	1.94
1 Year	3.54

Class R6 Shares
10 Years	1.65%
5 Years	1.94
1 Year	3.66

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.79%
10 Years	1.48
5 Years	1.44
1 Year	0.25

Class C Shares
Inception (8/30/02)	1.81%
10 Years	1.44
5 Years	1.60
1 Year	2.49

Class R Shares
Inception (4/30/04)	1.70%
10 Years	1.43
5 Years	1.60
1 Year	2.49

Class Y Shares
10 Years	1.85%
5 Years	2.11
1 Year	3.00

Class R5 Shares
Inception (4/30/04)	2.24%
10 Years	1.97
5 Years	2.13
1 Year	3.00

Class R6 Shares
10 Years	1.69%
5 Years	2.11
1 Year	3.12

Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.68%, 1.03%, 1.03%, 0.53%, 0.43% and 0.42%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.68%, 1.18%, 1.03%, 0.53%, 0.43% and 0.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2017. See current prospectus for more information.

7                Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-du ration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎

Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays

8                Invesco Short Term Bond Fund

in settlement procedures, and lack of timely information.
∎	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

9                Invesco Short Term Bond Fund

∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2017

	Principal Amount	Value
Bonds and Notes–64.77%
Aerospace & Defense–0.28%
Lockheed Martin Corp., Sr. Unsec. Global Notes, 1.85%, 11/23/2018	$4,286,000	$4,300,221

Agricultural Products–0.00%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/2019	11,000	12,545

Airlines–1.11%
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Second Lien Pass Through Ctfs., 7.00%, 01/31/2018(b)	98,380	102,438
Series 2013-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.95%, 01/15/2023	1,118,930	1,194,457
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	2,127,441	2,134,089
Continental Airlines Pass Through Trust, Series 2009-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 7.25%, 05/10/2021	2,921,551	3,239,270
Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	478,403	494,669
Delta Air Lines Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.88%, 05/07/2019(b)	3,155,576	3,381,200
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	6,400,000	6,427,702
		16,973,825

Apparel Retail–0.45%
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 06/15/2019	604,000	678,745
5.63%, 02/15/2022	5,808,000	6,149,220
		6,827,965

Asset Management & Custody Banks–0.18%
Bank of New York Mellon Corp. (The), Series G, Sr. Unsec. Notes, 2.20%, 05/15/2019	2,784,000	2,811,254

Automobile Manufacturers–6.78%
BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 04/11/2019(b)	6,533,000	6,501,544

	Principal Amount	Value
Automobile Manufacturers–(continued)
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.65%, 03/02/2018(b)	$2,026,000	$2,025,322
2.00%, 08/03/2018(b)	9,104,000	9,126,255
1.50%, 07/05/2019(b)	7,275,000	7,182,538
2.00%, 07/06/2021(b)	5,193,000	5,055,027
3.88%, 09/15/2021(b)	3,136,000	3,290,632
2.85%, 01/06/2022(b)	5,048,000	5,064,570
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes,
1.46%, 03/27/2017	2,543,000	2,543,751
1.68%, 09/08/2017	5,000,000	5,011,745
2.55%, 10/05/2018	3,000,000	3,026,919
2.02%, 05/03/2019	6,035,000	6,001,560
2.60%, 11/04/2019	1,438,000	1,451,433
2.68%, 01/09/2020	4,590,000	4,633,644
Sr. Unsec. Notes, 5.00%, 05/15/2018	337,000	349,495
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	13,384,000	13,689,771
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 05/09/2019	4,999,000	5,035,755
3.20%, 07/06/2021	2,613,000	2,643,661
Sr. Unsec. Gtd. Notes, 3.00%, 09/25/2017	2,000,000	2,016,615
3.15%, 01/15/2020	2,263,000	2,308,216
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 11/15/2019(b)	5,644,000	5,827,430
Toyota Motor Credit Corp., Sr. Unsec. Medium-Term Notes, 1.55%, 10/18/2019	10,632,000	10,568,410
		103,354,293

Automotive Retail–0.22%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	2,171,000	2,367,250
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 3.35%, 01/15/2021	968,000	979,208
		3,346,458

Biotechnology–1.57%
AbbVie Inc., Sr. Unsec. Global Notes, 1.80%, 05/14/2018	13,158,000	13,191,579
Celgene Corp., Sr. Unsec. Global Notes, 2.88%, 08/15/2020	3,224,000	3,275,078
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 1.90%, 09/23/2019	7,539,000	7,482,744
		23,949,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Term Bond Fund

	Principal Amount	Value
Brewers–1.52%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.75%, 01/15/2022	$4,544,000	$4,792,034
6.88%, 11/15/2019	16,281,000	18,341,149
		23,133,183

Building Products–0.09%
Johnson Controls International PLC, Sr. Unsec. Global Notes, 1.40%, 11/02/2017	1,350,000	1,349,238

Cable & Satellite–1.37%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec. Gtd. First Lien Global Notes, 3.58%, 07/23/2020	19,795,000	20,352,150
CSC Holdings LLC, Sr. Unsec. Deb., 7.63%, 07/15/2018	411,000	439,770
		20,791,920

Communications Equipment–0.53%
Cisco Systems, Inc., Sr. Unsec. Floating Rate Global Notes, 1.22%, 03/03/2017(c)	3,045,000	3,045,062
Harris Corp., Sr. Unsec. Global Notes, 2.00%, 04/27/2018	5,000,000	5,011,610
		8,056,672

Construction & Engineering–0.26%
AECOM Global II, LLC/URS Fox US LP, Sr. Unsec. Gtd. Global Notes, 3.85%, 04/01/2017	4,000,000	4,002,500

Consumer Finance–0.17%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 09/10/2018	470,000	487,625
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 1.80%, 07/31/2018	2,093,000	2,098,878
		2,586,503

Data Processing & Outsourced Services–0.21%
Visa Inc., Sr. Unsec. Global Notes, 2.20%, 12/14/2020	3,172,000	3,191,068

Diversified Banks–5.08%
Bank of America Corp., Sr. Unsec. Medium-Term Notes, 5.63%, 07/01/2020	590,000	650,017
Bank of America, N.A., Series BKNT, Sr. Unsec. Notes, 1.65%, 03/26/2018	2,090,000	2,094,742
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/2020	1,195,000	1,273,753

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup Inc.,
Sr. Unsec. Floating Rate Global Notes, 1.55%, 05/01/2017(c)	$2,109,000	$2,111,151
Sr. Unsec. Floating Rate Notes, 1.75%, 11/24/2017(c)	2,151,000	2,157,253
Sr. Unsec. Notes, 2.50%, 09/26/2018	7,500,000	7,567,927
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(d)	4,637,000	4,834,073
Credit Bank of Moscow Via CBOM Finance PLC (Russia), Sr. Unsec. Notes, 5.88%, 11/07/2021(b)	8,000,000	8,090,000
Crédit Agricole S.A. (France), Sr. Unsec. Notes, 3.00%, 10/01/2017(b)	3,398,000	3,426,915
DNB Boligkreditt AS (Norway), Sr. Sec. Mortgage Bonds, 1.45%, 03/21/2018(b)	3,022,000	3,017,056
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	5,000,000	5,006,028
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(d)	3,735,000	3,735,000
JPMorgan Chase & Co.,
Sr. Unsec. Floating Rate Medium-Term Notes, 1.44%, 03/01/2018(c)	2,121,000	2,127,186
Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(d)	4,000,000	4,180,000
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(d)	1,390,000	1,410,850
Mizuho Bank Ltd. (Japan),
Sr. Unsec. Gtd. Floating Rate Notes, 1.45%, 09/25/2017(b)(c)	4,336,000	4,336,653
Sr. Unsec. Gtd. Notes, 1.70%, 09/25/2017(b)	5,000,000	5,002,375
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(d)	3,140,000	3,214,575
Santander UK PLC (United Kingdom), Sr. Unsec. Global Notes, 3.05%, 08/23/2018	2,700,000	2,746,900
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 2.10%, 08/19/2019(b)	1,373,000	1,358,887
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	1,305,000	1,313,608
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 2.13%, 04/22/2019	3,541,000	3,559,495
Series K, Jr. Unsec. Sub. Global Notes, 7.98%(d)	4,000,000	4,220,000
		77,434,444

Diversified Capital Markets–0.63%
Credit Suisse AG (Switzerland), Sr. Unsec. Medium-Term Notes, 1.38%, 05/26/2017	2,961,000	2,963,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Capital Markets–(continued)
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.57%, 01/09/2023(b)	$6,700,000	$6,701,280
		9,664,893

Diversified Metals & Mining–0.48%
Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 2.70%, 10/25/2017(b)	5,480,000	5,514,250
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	1,750,000	1,822,188
		7,336,438

Drug Retail–0.44%
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 1.75%, 11/17/2017	4,500,000	4,513,934
2.70%, 11/18/2019	2,221,000	2,256,853
		6,770,787

Electric Utilities–1.37%
Exelon Corp., Sr. Unsec. Global Notes, 2.85%, 06/15/2020	4,285,000	4,350,383
Georgia Power Co.,
Sr. Unsec. Global Bonds, 1.95%, 12/01/2018	6,001,000	6,033,501
Sr. Unsec. Notes, 2.85%, 05/15/2022	3,781,000	3,826,663
Southern Co. (The), Sr. Unsec. Global Notes, 1.55%, 07/01/2018	6,731,000	6,713,069
		20,923,616

Financial Exchanges & Data–0.14%
Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	2,150,000	2,180,914

Food Retail–0.40%
Kroger Co. (The), Sr. Unsec. Medium-Term Global Notes, 1.50%, 09/30/2019	6,160,000	6,076,446

Gas Utilities–0.36%
Kinder Morgan Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2018(b)	5,212,000	5,406,944

General Merchandise Stores–0.15%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/2018	2,240,000	2,244,715

Health Care Distributors–0.11%
McKesson Corp., Sr. Unsec. Global Notes, 1.40%, 03/15/2018	1,670,000	1,666,533

Health Care Equipment–2.01%
Abbott Laboratories, Sr. Unsec. Global Notes,
2.35%, 11/22/2019	10,726,000	10,775,635
2.90%, 11/30/2021	7,143,000	7,164,918

	Principal Amount	Value
Health Care Equipment–(continued)
Becton, Dickinson and Co., Sr. Unsec. Notes, 1.80%, 12/15/2017	$1,932,000	$1,936,993
Boston Scientific Corp., Sr. Unsec. Global Notes, 2.65%, 10/01/2018	1,700,000	1,721,482
Stryker Corp., Sr. Unsec. Global Notes, 2.00%, 03/08/2019	4,313,000	4,332,258
Zimmer Biomet Holdings Inc., Sr. Unsec. Global Notes, 2.00%, 04/01/2018	4,631,000	4,646,081
		30,577,367

Health Care Facilities–0.12%
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	430,000	472,463
Sr. Sec. Gtd. First Lien Notes, 4.25%, 10/15/2019	1,270,000	1,323,975
		1,796,438

Health Care Services–0.79%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 1.25%, 06/02/2017	6,975,000	6,974,411
2.25%, 06/15/2019	2,815,000	2,829,134
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 2.63%, 02/01/2020	2,236,000	2,247,304
		12,050,849

Hotels, Resorts & Cruise Lines–0.37%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 1.88%, 12/15/2017	2,285,000	2,289,035
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	1,000,000	1,000,220
2.50%, 03/01/2018	2,385,000	2,400,599
		5,689,854

Household Products–0.84%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	12,366,000	12,752,437

Housewares & Specialties–0.68%
Newell Brands Inc., Sr. Unsec. Global Notes, 2.60%, 03/29/2019	10,258,000	10,412,947

Industrial Conglomerates–0.46%
Hutchison Whampoa International (14) Ltd. (Hong Kong), Sr. Unsec. Gtd. Bonds, 1.63%, 10/31/2017(b)	7,080,000	7,071,723

Industrial Machinery–0.66%
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.90%, 09/15/2018	10,000,000	10,113,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Term Bond Fund

	Principal Amount	Value
Integrated Oil & Gas–1.42%
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	$8,612,000	$9,010,882
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 1.38%, 05/10/2019	12,756,000	12,662,263
		21,673,145

Integrated Telecommunication Services–1.37%
AT&T Inc.,
Sr. Unsec. Global Notes, 2.45%, 06/30/2020	7,024,000	7,043,179
Sr. Unsec. Notes, 1.75%, 01/15/2018	1,405,000	1,408,690
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	210,000	232,022
Verizon Communications Inc.,
Sr. Unsec. Global Notes, 1.75%, 08/15/2021	4,348,000	4,167,073
Sr. Unsec. Notes, 2.95%, 03/15/2022(b)	8,053,000	8,058,637
		20,909,601

Internet & Direct Marketing Retail–0.47%
Amazon.com, Inc., Sr. Unsec. Global Notes, 2.60%, 12/05/2019	7,072,000	7,225,579

Internet Software & Services–1.57%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes, 1.63%, 11/28/2017	14,176,000	14,160,917
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	1,940,000	1,946,899
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 2.00%, 05/02/2017(b)	5,714,000	5,714,234
3.38%, 05/02/2019(b)	2,026,000	2,074,323
		23,896,373

Investment Banking & Brokerage–2.58%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	4,519,000	4,927,269
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Floating Rate Global Notes, 2.20%, 04/23/2020(c)	2,092,000	2,128,813
Sr. Unsec. Global Notes, 2.30%, 12/13/2019	10,000,000	10,008,150
Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	4,952,000	5,162,460
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/2020(b)	2,135,000	2,318,731

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley,
Sr. Unsec. Global Notes, 1.88%, 01/05/2018	$10,967,000	$11,006,651
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	348,000	376,924
5.95%, 12/28/2017	2,521,000	2,611,456
Sr. Unsec. Medium-Term Notes, 5.50%, 07/24/2020	638,000	700,101
		39,240,555

Life & Health Insurance–2.12%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(b)	8,000,000	8,051,712
MetLife, Inc., Sr. Unsec. Global Notes, 1.76%, 12/15/2017	3,081,000	3,090,465
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	345,000	377,948
Pricoa Global Funding I, Sr. Sec. Notes, 2.20%, 05/16/2019(b)	5,965,000	5,998,986
Principal Life Global Funding II, Sec. Notes, 2.15%, 01/10/2020(b)	4,620,000	4,619,487
Prudential Financial, Inc., Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/2018	4,000,000	4,030,256
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 2.95%, 11/01/2019(b)	6,000,000	6,119,658
		32,288,512

Life Sciences Tools & Services–0.33%
Thermo Fisher Scientific, Inc., Sr. Unsec. Global Notes, 2.15%, 12/14/2018	4,999,000	5,029,184

Managed Health Care–1.46%
Aetna, Inc., Sr. Unsec. Global Notes, 1.90%, 06/07/2019	12,075,000	12,196,052
2.40%, 06/15/2021	5,000,000	5,049,625
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	980,000	1,046,333
UnitedHealth Group Inc.,
Sr. Unsec. Global Bonds, 1.70%, 02/15/2019	2,000,000	2,003,475
Sr. Unsec. Global Notes, 1.45%, 07/17/2017	2,000,000	2,002,504
		22,297,989

Movies & Entertainment–0.18%
Viacom Inc., Sr. Unsec. Global Notes, 2.50%, 09/01/2018	2,710,000	2,728,924

Multi-Line Insurance–0.46%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	7,047,000	7,034,368

Office Services & Supplies–0.47%
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	6,459,000	7,161,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Equipment & Services–0.86%
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	$3,966,000	$4,029,809
Schlumberger Holdings Corp., Sr. Unsec. Notes, 1.90%, 12/21/2017(b)	5,000,000	5,021,228
2.35%, 12/21/2018(b)	3,951,000	3,985,486
		13,036,523

Oil & Gas Exploration & Production–0.71%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 8.70%, 03/15/2019	1,237,000	1,405,161
Noble Energy Inc., Sr. Unsec. Notes, 8.25%, 03/01/2019	2,292,000	2,570,762
Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.88%, 05/01/2018	6,495,000	6,888,993
		10,864,916

Oil & Gas Refining & Marketing–0.41%
Chevron Phillips Chemical Co. LLC, Sr. Unsec. Notes, 1.70%, 05/01/2018(b)	6,173,000	6,178,380

Oil & Gas Storage & Transportation–5.68%
Enbridge Inc. (Canada), Sr. Unsec. Notes, 5.60%, 04/01/2017	4,702,000	4,713,786
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 5.20%, 09/01/2020	602,000	659,315
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	1,120,000	1,138,689
Kinder Morgan Energy Partners, L.P.,
Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/2020	1,000,000	1,113,560
Sr. Unsec. Gtd. Notes, 5.95%, 02/15/2018	16,600,000	17,259,734
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	5,881,000	6,187,915
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	19,696,000	20,545,390
ONEOK, Inc., Sr. Unsec. Global Notes, 4.25%, 02/01/2022	6,400,000	6,613,328
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Notes, 5.75%, 01/15/2020	4,330,000	4,717,362
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 6.25%, 03/15/2022	9,329,000	10,565,092
Southern Natural Gas Co., L.L.C., Sr. Unsec. Notes, 5.90%, 04/01/2017(b)	8,641,000	8,671,943
Western Gas Partners, LP, Sr. Unsec. Notes, 2.60%, 08/15/2018	2,350,000	2,358,536
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	1,833,000	1,926,071
		86,470,721

	Principal Amount	Value
Other Diversified Financial Services–0.68%
Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.13%, 11/30/2021(b)	$1,684,932	$1,735,480
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(b)	2,775,000	2,772,937
USAA Capital Corp., Sr. Unsec. Notes, 2.45%, 08/01/2020(b)	2,000,000	2,011,168
Voya Financial, Inc., Sr. Unsec. Gtd. Global Notes, 2.90%, 02/15/2018	3,811,000	3,849,283
		10,368,868

Packaged Foods & Meats–0.61%
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/02/2020	1,254,000	1,268,188
Smithfield Foods, Inc., Sr. Unsec. Gtd. Notes, 2.70%, 01/31/2020(b)	8,000,000	8,032,560
		9,300,748

Pharmaceuticals–3.10%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Bonds, 1.30%, 06/15/2017	10,000,000	10,000,015
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 10/06/2017(b)	7,893,000	7,892,518
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 2.50%, 06/07/2019	7,000,000	6,982,500
3.15%, 06/15/2021	3,288,000	3,289,243
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 1.40%, 07/20/2018	9,500,000	9,438,217
1.70%, 07/19/2019	6,780,000	6,680,307
2.20%, 07/21/2021	3,082,000	2,970,729
		47,253,529

Property & Casualty Insurance–0.57%
Suncorp-Metway Ltd. (Australia), Sr. Unsec. Notes, 2.35%, 04/27/2020(b)	8,805,000	8,726,186

Regional Banks–2.13%
BB&T Corp., Series C, Sr. Unsec. Medium-Term Notes, 2.25%, 02/01/2019	1,250,000	1,260,184
Branch Banking & Trust Co., Series BKNT, Sr. Unsec. Notes, 1.00%, 04/03/2017	3,300,000	3,300,229
2.30%, 10/15/2018	10,000,000	10,097,755
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.25%, 03/15/2018	1,996,000	2,065,860
Sr. Unsec. Notes, 5.50%, 02/15/2019(b)	1,646,000	1,735,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Term Bond Fund

	Principal Amount	Value
Regional Banks–(continued)
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(d)	$3,900,000	$3,997,500
Fifth Third Bank, Series BKNT, Sr. Unsec. Notes, 1.63%, 09/27/2019	6,000,000	5,939,649
KeyBank N.A., Series BKNT, Sr. Unsec. Bonds, 2.50%, 11/22/2021	4,023,000	4,000,453
		32,397,131

Restaurants–0.32%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	4,721,000	4,886,235

Retail REIT’s–0.23%
Simon Property Group L.P., Sr. Unsec. Notes, 1.50%, 02/01/2018(b)	3,500,000	3,502,188

Semiconductors–1.54%
Analog Devices, Inc., Sr. Unsec. Global Notes, 2.50%, 12/05/2021	4,825,000	4,803,510
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes,
4.13%, 06/15/2020(b)	5,000,000	5,225,000
4.13%, 06/01/2021(b)	5,000,000	5,212,500
QUALCOMM Inc., Sr. Unsec. Global Notes, 1.40%, 05/18/2018	8,204,000	8,198,737
		23,439,747

Sovereign Debt–0.94%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 6.25%, 04/22/2019(b)	10,044,000	10,636,596
5.63%, 01/26/2022(b)	3,671,000	3,717,759
		14,354,355

Specialized Finance–0.94%
AerCap Aviation Solutions B.V., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/30/2017	653,000	661,326
AerCap Ireland Capital DAC./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.75%, 05/15/2017	4,000,000	4,009,672
Air Lease Corp., Sr. Unsec. Global Notes, 2.13%, 01/15/2020	3,875,000	3,836,250
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(b)	4,305,000	4,348,778
International Lease Finance Corp.,
Sr. Unsec. Global Notes, 5.88%, 04/01/2019	811,000	869,797
Sr. Unsec. Notes, 8.88%, 09/01/2017	506,000	523,077
		14,248,900

	Principal Amount	Value
Specialized REIT’s–0.33%
American Tower Corp.,
Sr. Unsec. Global Notes, 2.80%, 06/01/2020	$762,000	$764,721
Sr. Unsec. Notes, 5.05%, 09/01/2020	2,266,000	2,437,450
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 6.11%, 01/15/2020(b)	900,000	979,987
4.88%, 08/15/2020(b)	245,000	261,353
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/2020	500,000	569,401
		5,012,912

Steel–0.51%
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	7,540,000	7,813,325

Systems Software–0.16%
Symantec Corp., Sr. Unsec. Global Notes, 2.75%, 06/15/2017	2,500,000	2,505,014

Technology Distributors–0.37%
Tech Data Corp., Sr. Unsec. Notes, 3.70%, 02/15/2022	5,580,000	5,584,855

Technology Hardware, Storage & Peripherals–0.80%
Apple Inc., Sr. Unsec. Global Notes, 1.55%, 02/07/2020	5,155,000	5,115,673
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. Gtd. First Lien Notes, 3.48%, 06/01/2019(b)	6,878,000	7,033,281
		12,148,954

Thrifts & Mortgage Finance–0.06%
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	750,000	888,741

Trucking–0.16%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(b)	2,374,000	2,417,000

Wireless Telecommunication Services–1.40%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/30/2020	1,841,000	1,977,321
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)	2,500,000	2,746,875
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	16,503,000	16,564,159
		21,288,355
Total Bonds and Notes (Cost $981,549,927)		987,030,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Term Bond Fund

	Principal Amount	Value
U.S. Treasury Securities–14.86%
U.S. Treasury Bills–0.03%
0.56%, 05/11/2017(e)(f)	$142,000	$141,856
0.59%, 05/11/2017(e)(f)	350,000	349,644
		491,500

U.S. Treasury Notes–14.83%
1.13%, 02/28/2019	168,150,300	167,811,982
1.38%, 02/15/2020	40,518,100	40,388,320
1.88%, 02/28/2022	17,733,500	17,716,866
		225,917,168
Total U.S. Treasury Securities (Cost $226,541,185)		226,408,668

Asset-Backed Securities–11.71%
Apidos CLO XI (Cayman Islands), Series 2012-11A, Class X, Floating Rate Pass Through Ctfs., 2.22%, 01/17/2028(b)(c)	3,750,000	3,763,839
Banc of America Commercial Mortgage Trust,
Series 2006-1, Class B, Pass Through Ctfs., 5.49%, 09/10/2045	2,245,077	2,245,078
Series 2007-4, Class A1A, Pass Through Ctfs., 5.77%, 02/10/2051	1,425,537	1,439,070
Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Variable Rate Pass Through Ctfs., 3.25%, 05/25/2034(c)	96,402	96,888
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.67%, 05/15/2032(b)(c)	4,080,000	4,081,053
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 2.92%, 08/25/2033(c)	164,360	163,343
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class B, Variable Rate Pass Through Ctfs., 5.71%, 04/12/2038(b)(c)	1,603,864	1,633,444
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 2.40%, 11/30/2026(b)(c)	7,083,333	7,111,937
Carlyle Global Market Strategies CLO Ltd, Series 2014-1A, Class AR, Floating Rate Pass Through Ctfs., 2.32%, 04/17/2025(b)(c)	10,000,000	10,003,235
Carlyle High Yield Partners X, Ltd., Series 2007-10A, Class A2A, Floating Rate Pass Through Ctfs., 1.24%, 04/19/2022(b)(c)	3,808,270	3,809,671
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 2.17%, 12/15/2027(b)(c)	1,517,980	1,522,769

	Principal Amount	Value
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 2.44%, 11/07/2026(b)(c)	$7,715,000	$7,732,500
Cifc Funding Ltd. (Cayman Islands), Series 2007-2A, Class B, Floating Rate Pass Through Ctfs., 1.77%, 04/15/2021(b)(c)	2,340,000	2,322,549
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.86%, 08/25/2034(c)	455,121	441,573
Commercial Mortgage Trust, Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.83%, 06/08/2030(b)(c)	4,125,000	4,135,060
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 1.05%, 06/25/2034(c)	1,586,151	1,574,538
Gale Force 3 Clo, Ltd. (Cayman Islands), Series 2007-3A, Class A2, Floating Rate Pass Through Ctfs., 1.26%, 04/19/2021(b)(c)	35,696	35,751
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 2.07%, 02/15/2027(b)(c)	5,000,000	5,009,755
GS Mortgage Securities Corp II, Series 2015-GC30, Class A2, Pass Through Ctfs., 2.73%, 05/10/2050	2,687,186	2,732,156
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, Variable Rate Pass Through Ctfs., 5.87%, 08/10/2045(c)	530,192	531,076
Series 2013-GC14, Class A1, Pass Through Ctfs., 1.22%, 08/10/2046	301,806	301,601
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 2.47%, 11/15/2029(b)(c)	5,002,000	5,024,464
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2, Class A1A, Pass Through Ctfs., 4.84%, 07/15/2041(b)	389,999	389,318
Series 2007-LDPX, Class A1A, Pass Through Ctfs., 5.44%, 01/15/2049	578,493	578,082
Series 2013-C10, Class A1, Pass Through Ctfs., 0.73%, 12/15/2047	259,426	259,084
Series 2013-C16, Class A2, Pass Through Ctfs., 3.07%, 12/15/2046	3,000,683	3,059,203
Series 2014-INN, Class A, Floating Rate Pass Through Ctfs., 1.69%, 06/15/2029(b)(c)	1,661,000	1,663,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Term Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class A2, Pass Through Ctfs., 2.98%, 11/15/2045	$3,158,243	$3,214,793
Series 2015-C28, Class A2, Pass Through Ctfs., 2.77%, 10/15/2048	3,316,008	3,379,020
Series 2015-C29, Class A2, Pass Through Ctfs., 2.92%, 05/15/2048	1,631,269	1,668,872
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.54%, 04/23/2022(b)(c)	2,928,000	2,925,350
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	3,128,264	3,125,411
Merrill Lynch Mortgage Investors Trust, Series MLCC 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.99%, 11/25/2035(c)	1,578,390	1,584,994
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A2, Pass Through Ctfs., 3.12%, 08/15/2047	2,606,406	2,675,280
Series 2015-C23, Class A2, Pass Through Ctfs., 2.98%, 07/15/2050	2,682,532	2,741,782
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Pass Through Ctfs., 5.39%, 11/12/2041	2,229,344	2,227,956
Series 2007-IQ14, Class A4, Pass Through Ctfs., 5.69%, 04/15/2049	477,071	476,681
Series 2015-XLF1, Class A, Floating Rate Pass Through Ctfs., 1.92%, 08/14/2031(b)(c)	4,217,979	4,213,221
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class A, Floating Rate Pass Through Ctfs., 2.46%, 09/15/2025(b)(c)	4,302,000	4,304,689
Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 1.23%, 09/15/2025(b)(c)	2,750,000	2,750,000
OCP CLO Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 2.45%, 11/22/2025(b)(c)	3,206,486	3,207,350
Series 2014-6A, Class A1B, Floating Rate Pass Through Ctfs., 2.47%, 07/17/2026(b)(c)	1,400,000	1,400,633
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.47%, 07/14/2034(b)(c)	4,181,000	4,189,988

	Principal Amount	Value
PPM Grayhawk CLO, Ltd. (Cayman Islands), Series 2007-1A, Class A2B, Floating Rate Pass Through Ctfs., 1.32%, 04/18/2021(b)(c)	$17,154	$17,180
RAIT Financial Trust, Series 2015-FL4, Class B, Floating Rate Pass Through Ctfs., 3.07%, 12/15/2031(b)(c)	3,409,797	3,408,861
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A1, Variable Rate Pass Through Ctfs., 2.65%, 10/25/2035(b)(c)	4,502,184	4,556,344
Series 2009-13, Class 10A3, Variable Rate Pass Through Ctfs., 3.23%, 01/26/2036(b)(c)	633,650	635,436
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, Floating Rate Pass Through Ctfs., 2.45%, 07/25/2026(b)(c)	1,039,562	1,040,141
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/2043	2,547,194	2,396,377
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	2,196,712	2,153,201
Series 2013-6, Class A2, Pass Through Ctfs., 3.00%, 05/25/2043	3,416,484	3,367,096
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/2043	2,190,457	2,161,151
Silverado CLO Ltd. (Cayman Islands), Series 2006-2A, Class A1J, Floating Rate Pass Through Ctfs., 1.37%, 10/16/2020(b)(c)	1,935,423	1,938,851
Starwood Retail Property Trust, Series 2014-STAR, Class C, Floating Rate Pass Through Ctfs., 3.27%, 11/15/2027(b)(c)	5,000,000	4,945,412
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.40%, 04/18/2022(b)(c)	1,987,000	1,941,480
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 3.17%, 11/25/2034(c)	638,389	640,951
Symphony CLO II Ltd. (Cayman Islands),
Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.38%, 10/25/2020(b)(c)	2,000,000	1,996,067
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.47%, 10/25/2020(b)(c)	2,868,000	2,847,192
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A1, Pass Through Ctfs., 0.67%, 12/10/2045	66,896	66,877
Series 2013-C5, Class A1, Pass Through Ctfs., 0.78%, 03/10/2046	595,956	593,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Term Bond Fund

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C25, Class D, Variable Rate Pass Through Ctfs., 5.85%, 05/15/2043(c)	$2,067,280	$2,064,706
Series 2006-C26, Class A1A, Variable Rate Pass Through Ctfs., 6.01%, 06/15/2045(c)	52,167	52,077
Series 2006-C27, Class AJ, Pass Through Ctfs., 5.83%, 07/15/2045	5,840,000	5,902,196
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 2.68%, 08/25/2033(c)	889,640	902,575
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class A1, Pass Through Ctfs., 0.69%, 10/15/2045	271,828	271,577
Series 2012-LC5, Class A2, Pass Through Ctfs., 1.84%, 10/15/2045	5,000,000	5,006,082
Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 2.12%, 02/15/2027(b)(c)	3,500,000	3,519,027
Series 2015-NXS1, Class A2, Pass Through Ctfs., 2.63%, 05/15/2048	1,479,471	1,501,813
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 1A2, Variable Rate Pass Through Ctfs., 3.11%, 07/25/2034(c)	621,736	624,620
Series 2004-S, Class A1, Variable Rate Pass Through Ctfs., 3.04%, 09/25/2034(c)	147,084	150,331
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.00%, 12/25/2034(c)	386,662	392,230
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C6, Class XA, Variable Rate Pass Through Ctfs., 2.15%, 04/15/2045(b)(c)	2,416,806	194,467
Series 2012-C9, Class A1, Pass Through Ctfs., 0.67%, 11/15/2045	218,569	218,372
IO, Series 2012-C10, Class XA, Variable Rate Pass Through Ctfs., 1.68%, 12/15/2045(b)(c)	4,218,390	290,388
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 4.98%, 09/15/2046(c)	4,500,000	4,908,587
Series 2014-C24, Class A2, Pass Through Ctfs., 2.86%, 11/15/2047	1,948,461	1,990,428
Total Asset-Backed Securities (Cost $178,408,038)		178,442,480

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.46%
Collateralized Mortgage Obligations–0.03%
Fannie Mae REMICs 1.23%, 02/25/2047(c)	$122,696	$121,325
Freddie Mac REMICs,
7.50%, 09/15/2029	169,390	196,962
1.77%, 12/15/2031(c)	44,380	45,517
1.72%, 01/15/2032(c)	23,463	24,133
		387,937

Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
Pass Through Ctfs.,
7.00%, 05/01/2017 to 10/01/2034	564,032	628,939
6.00%, 09/01/2017 to 03/01/2023	188,935	201,566
8.50%, 02/01/2019 to 08/17/2026	232,205	258,990
6.50%, 12/01/2035	44,021	49,506
Pass Through Ctfs., ARM,
2.87%, 07/01/2036(c)	88,199	92,318
3.46%, 02/01/2037(c)	22,413	23,889
3.68%, 01/01/2038(c)	44,838	48,039
		1,303,247

Federal National Mortgage Association (FNMA)–0.25%
Pass Through Ctfs.,
7.50%, 04/01/2017 to 02/01/2031	292,504	330,922
7.00%, 06/01/2017 to 08/01/2036	1,890,050	2,087,232
8.00%, 12/01/2017 to 08/01/2032	340,437	355,001
6.50%, 06/01/2019 to 10/01/2035	432,672	476,631
9.00%, 01/01/2030	75,375	85,071
8.50%, 05/01/2030 to 07/01/2030	247,762	288,367
Pass Through Ctfs., ARM,
2.73%, 11/01/2032(c)	40,637	43,341
2.80%, 05/01/2035(c)	150,501	159,437
3.05%, 03/01/2038(c)	42,517	45,003
		3,871,005

Government National Mortgage Association (GNMA)–0.09%
Pass Through Ctfs.,
9.50%, 09/15/2017	44	44
7.00%, 12/15/2017 to 06/15/2032	86,024	93,158
6.00%, 06/15/2018	24,492	24,668
7.75%, 11/15/2019 to 02/15/2021	48,758	48,959
6.50%, 07/15/2023 to 02/15/2034	1,008,454	1,148,676
7.50%, 12/20/2025	23,568	27,580
8.50%, 07/20/2027	56,601	64,147
		1,407,232
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $6,331,657)		6,969,421

	Shares
Preferred Stocks–0.39%
Investment Banking & Brokerage–0.19%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	105,000	2,798,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Term Bond Fund

	Shares	Value
Regional Banks–0.14%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	75,000	$2,136,750

Reinsurance–0.06%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	33,000	966,570
Total Preferred Stocks (Cost $5,325,000)		5,901,570

	Principal Amount
Municipal Obligations–0.20%
Florida Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB, 2.11%, 07/01/2018 (Cost $3,000,000)	$3,000,000	3,033,690

	Shares	Value
Money Market Funds–6.98%
Government & Agency Portfolio–Institutional Class, 0.47%(g)	63,833,930	$63,833,930
Treasury Portfolio–Institutional Class, 0.41%(g)	42,555,954	42,555,954
Total Money Market Funds (Cost $106,389,884)		106,389,884
TOTAL INVESTMENTS–99.37% (Cost $1,507,545,691)		1,514,176,198
OTHER ASSETS LESS LIABILITIES–0.63%		9,588,071
NET ASSETS–100.00%		$1,523,764,269

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $417,762,424, which represented 27.42% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(d)	Perpetual bond with no specified maturity date.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $1,401,155,807)	$1,407,786,314
Investments in affiliated money market funds, at value and cost	106,389,884
Total investments, at value (Cost $1,507,545,691)	1,514,176,198
Receivable for:
Investments sold	7,651,432
Variation margin — futures	17,856
Fund shares sold	8,786,837
Dividends and interest	8,769,979
Principal paydowns	134,070
Premiums paid on swap agreements	30,352
Investment for trustee deferred compensation and retirement plans	136,055
Other assets	118,632
Total assets	1,539,821,411

Liabilities:
Payable for:
Investments purchased	10,675,086
Fund shares reacquired	4,343,664
Dividends	195,366
Swaps payable — OTC	11,833
Accrued fees to affiliates	437,024
Accrued trustees’ and officers’ fees and benefits	4,909
Accrued other operating expenses	191,624
Trustee deferred compensation and retirement plans	151,807
Unrealized depreciation on swap agreements	45,829
Total liabilities	16,057,142
Net assets applicable to shares outstanding	$1,523,764,269

Net assets consist of:
Shares of beneficial interest	$1,552,677,007
Undistributed net investment income	387,867
Undistributed net realized gain (loss)	(35,971,938)
Net unrealized appreciation	6,671,333
$1,523,764,269

Net Assets:
Class A	$435,591,991
Class C	$451,017,690
Class R	$6,466,114
Class Y	$129,794,403
Class R5	$1,219,847
Class R6	$499,674,224

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	50,587,801
Class C	52,392,833
Class R	750,023
Class Y	15,073,389
Class R5	141,783
Class R6	57,953,980
Class A:
Net asset value per share	$8.61
Maximum offering price per share
(Net asset value of $8.61 ÷ 97.50%)	$8.83
Class C:
Net asset value and offering price per share	$8.61
Class R:
Net asset value and offering price per share	$8.62
Class Y:
Net asset value and offering price per share	$8.61
Class R5:
Net asset value and offering price per share	$8.60
Class R6:
Net asset value and offering price per share	$8.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$27,821,023
Dividends	310,369
Dividends from affiliated money market funds	271,221
Other income	78,838
Total investment income	28,481,451

Expenses:
Advisory fees	4,191,842
Administrative services fees	317,625
Distribution fees:
Class A	616,724
Class C	2,962,816
Class R	21,484
Transfer agent fees — A, C, R and Y	1,080,930
Transfer agent fees — R5	24
Transfer agent fees — R6	3,171
Trustees’ and officers’ fees and benefits	35,772
Registration and filing fees	174,118
Reports to shareholders	183,287
Professional services fees	64,923
Other	55,709
Total expenses	9,708,425
Less: Fees waived and expense offset arrangement(s)	(773,969)
Net expenses	8,934,456
Net investment income	19,546,995

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,023,274)
Forward foreign currency contracts	327,323
Futures contracts	438,493
Option contracts written	150,436
Swap agreements	(157,934)
(1,264,956)
Change in net unrealized appreciation of:
Investment securities	15,259,624
Futures contracts	267,395
Swap agreements	113,265
15,640,284
Net realized and unrealized gain	14,375,328
Net increase in net assets resulting from operations	$33,922,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$19,546,995	$14,038,679
Net realized gain (loss)	(1,264,956)	(2,231,329)
Change in net unrealized appreciation (depreciation)	15,640,284	(14,161,108)
Net increase (decrease) in net assets resulting from operations	33,922,323	(2,353,758)

Distributions to shareholders from net investment income:
Class A	(6,933,740)	(7,049,456)
Class C	(6,125,624)	(7,505,717)
Class R	(57,335)	(62,704)
Class Y	(1,498,089)	(1,145,164)
Class R5	(23,457)	(22,955)
Class R6	(6,121,917)	(599,863)
Total distributions from net investment income	(20,760,162)	(16,385,859)

Share transactions–net:
Class A	50,357,151	48,208,134
Class C	872,103	(23,250,455)
Class R	2,326,094	479,096
Class Y	72,726,007	10,274,726
Class R5	36,330	159,542
Class R6	437,359,814	40,993,539
Net increase in net assets resulting from share transactions	563,677,499	76,864,582
Net increase in net assets	576,839,660	58,124,965

Net assets:
Beginning of year	946,924,609	888,799,644
End of year (includes undistributed net investment income of $387,867 and $738,491, respectively)	$1,523,764,269	$946,924,609

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

23                         Invesco Short Term Bond Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

24                         Invesco Short Term Bond Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

25                         Invesco Short Term Bond Fund

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period for American style or on expiration date for European style so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or

26                         Invesco Short Term Bond Fund

narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.35%
Next $500 million	0.325%
Next $1.5 billion	0.30%
Next $2.5 billion	0.29%
Over $5 billion	0.28%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.33%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $87,675.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

27                         Invesco Short Term Bond Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2017, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2017, 12b-1 fees incurred for Class C shares were $2,279,089 after fee waivers of $683,727.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $129,905 in front-end sales commissions from the sale of Class A shares and $173,031 and $1,632 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$987,030,485	$—	$987,030,485
U.S. Treasury Securities	—	226,408,668	—	226,408,668
Asset-Backed Securities	—	178,442,480	—	178,442,480
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	6,969,421	—	6,969,421
Preferred Stocks	5,901,570	—	—	5,901,570
Municipal Obligations	—	3,033,690	—	3,033,690
Money Market Funds	106,389,884	—	—	106,389,884
	112,291,454	1,401,884,744	—	1,514,176,198
Futures Contracts*	86,656	—	—	86,656
Swap Agreements*	—	(45,829)	—	(45,829)
Total Investments	$112,378,110	$1,401,838,915	$—	$1,514,217,025

*	Unrealized appreciation (depreciation).

28                         Invesco Short Term Bond Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	942	June-2017	$203,854,687	$81,799
U.S. Treasury 5 Year Notes	Long	244	June-2017	28,719,563	54,191
U.S. Treasury 10 Year Notes	Short	474	June-2017	(59,050,031)	(49,334)
Total Futures Contracts — Interest Rate Risk					$86,656

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup, Inc.	Buy	(1.00)%	June-2017	0.17%	$6,000,000	$30,352	$(45,829)

(a)	Implied credit spreads represent the current level as of February 28, 2017 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Options Written Transactions
	Put Options
		Notional Value	Premiums Received
Beginning of period	EUR	—	$—
Written	EUR	45,000,000	150,436
Closed	EUR	—	—
Expired	EUR	(45,000,000)	(150,436)
End of period	EUR	—	$—

Abbreviations:

EUR	— Euro

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

Derivative Assets	Value
	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$135,990	$135,990
Total Derivative Assets	—	135,990	135,990
Derivatives not subject to master netting agreements	—	(135,990)	(135,990)
Total Derivative Assets subject to master netting agreements	$—	$—	$—

Derivative Liabilities	Value
	Credit Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(49,334)	$(49,334)
Unrealized depreciation on swap agreements — OTC	(45,829)	—	(45,829)
Total Derivative Liabilities	(45,829)	(49,334)	(95,163)
Derivatives not subject to master netting agreements	—	49,334	49,334
Total Derivative Liabilities subject to master netting agreements	$(45,829)	$—	$(45,829)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

29                         Invesco Short Term Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America Merrill Lynch	$30,352	$(57,662)	$(27,310)	$—	$—	$(27,310)

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$327,323	$—	$327,323
Futures contracts	—	—	438,493	438,493
Options purchased(a)	—	(334,414)	—	(334,414)
Options written	—	150,436	—	150,436
Swap agreements	(157,934)	—	—	(157,934)
Change in Net Unrealized Appreciation:
Futures contracts	—	—	267,394	267,394
Swap agreements	113,265	—	—	113,265
Total	$(44,669)	$143,345	$705,887	$804,563

(a)	Options purchased are included in the net realized gain (loss) from investment securities.

The table below summarizes the two month average notional value of forward foreign currency contracts, the twelve month average notional value of futures contracts and swap agreements and the three month average notional value of options purchased and options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$31,723,240	$286,064,779	$63,669,000	$47,880,750	$6,000,000

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2017, the Fund engaged in securities purchases of $4,250,494.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,567.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

30                         Invesco Short Term Bond Fund

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and February 29, 2016:

	2017	2016
Ordinary income	$20,760,162	$16,385,859

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$534,489
Net unrealized appreciation — investments	6,630,507
Net unrealized appreciation (depreciation) — other investments	(45,829)
Temporary book/tax differences	(146,623)
Capital loss carryforward	(35,885,282)
Shares of beneficial interest	1,552,677,007
Total net assets	$1,523,764,269

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$24,733,191	$—	$24,733,191
February 28, 2019	38,154	—	38,154
Not subject to expiration	3,400,344	7,713,593	11,113,937
	$28,171,689	$7,713,593	$35,885,282

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $705,524,754 and $549,136,251, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,621,958,629 and $2,481,199,432, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,199,496
Aggregate unrealized (depreciation) of investment securities	(3,568,989)
Net unrealized appreciation of investment securities	$6,630,507

Cost of investments for tax purposes is the same for tax and financial reporting purposes.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and paydowns, on February 28, 2017, undistributed net investment income was increased by $862,543, undistributed net realized gain (loss) was increased by $9,275,524 and shares of beneficial interest was decreased by $10,138,067. This reclassification had no effect on the net assets of the Fund.

31                         Invesco Short Term Bond Fund

NOTE 12—Share Information

	Summary of Share Activity
	Year ended		Year ended
	February 28, 2017(a)		February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	38,402,641	$330,226,668	31,282,265	$268,416,445
Class C	26,169,210	225,120,555	25,713,225	220,848,029
Class R	407,180	3,501,960	242,940	2,085,481
Class Y	17,980,911	154,811,987	7,694,808	65,921,475
Class R5	7,592	65,521	28,148	240,000
Class R6(b)	53,967,234	467,241,708	7,171,746	60,956,466

Issued as reinvestment of dividends:
Class A	693,068	5,966,259	704,952	6,038,116
Class C	606,156	5,215,954	746,884	6,396,174
Class R	6,605	56,935	7,199	61,734
Class Y	111,940	963,737	90,287	773,642
Class R5	2,654	22,819	2,609	22,331
Class R6	709,796	6,121,917	67,476	578,430

Reacquired:
Class A	(33,241,594)	(285,835,776)	(26,362,565)	(226,246,427)
Class C	(26,692,084)	(229,464,406)	(29,175,756)	(250,494,658)
Class R	(143,217)	(1,232,801)	(194,243)	(1,668,119)
Class Y	(9,654,910)	(83,049,717)	(6,592,258)	(56,420,391)
Class R5	(6,026)	(52,010)	(11,928)	(102,789)
Class R6	(4,173,856)	(36,003,811)	(2,419,198)	(20,541,357)
Net increase in share activity	65,153,300	$563,677,499	8,996,591	$76,864,582

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	During the year ended February 28, 2017, Class R6 shares valued at $413,924,823 were issued to investors in the CollegeBound 529 program.

32                         Invesco Short Term Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$8.47	$0.14	$0.15	$0.29	$(0.15)	$—	$(0.15)	$8.61	3.39%	$435,592	0.65	%(d)	0.66	%(d)	1.59	%(d)	294%
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	—	(0.17)	8.47	(0.12)	379,091	0.68		0.68		1.72		200
Year ended 02/28/15	8.71	0.16	(0.05)	0.11	(0.17)	—	(0.17)	8.65	1.24	338,347	0.69		0.69		1.79		250
Year ended 02/28/14	8.75	0.15	(0.04)	0.11	(0.15)	—	(0.15)	8.71	1.25	291,609	0.63		0.67		1.75		278
Year ended 02/28/13	8.68	0.18	0.08	0.26	(0.19)	(0.00)	(0.19)	8.75	2.98	249,685	0.54		0.68		2.01		44
Class C
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	—	(0.12)	8.61	3.03	451,018	1.00	(d)	1.16	(d)	1.24	(d)	294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	—	(0.14)	8.47	(0.47)	443,163	1.03		1.18		1.37		200
Year ended 02/28/15	8.71	0.13	(0.05)	0.08	(0.14)	—	(0.14)	8.65	0.88	475,892	1.04		1.19		1.44		250
Year ended 02/28/14	8.74	0.12	(0.03)	0.09	(0.12)	—	(0.12)	8.71	1.01	450,694	0.98		1.17		1.40		278
Year ended 02/28/13	8.68	0.15	0.07	0.22	(0.16)	(0.00)	(0.16)	8.74	2.50	497,135	0.89		1.18		1.66		44
Class R
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	—	(0.12)	8.62	2.90	6,466	1.00	(d)	1.01	(d)	1.24	(d)	294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	—	(0.14)	8.49	(0.35)	4,068	1.03		1.03		1.37		200
Year ended 02/28/15	8.72	0.13	(0.05)	0.08	(0.14)	—	(0.14)	8.66	0.88	3,669	1.04		1.04		1.44		250
Year ended 02/28/14	8.76	0.12	(0.04)	0.08	(0.12)	—	(0.12)	8.72	0.90	3,612	0.98		1.02		1.40		278
Year ended 02/28/13	8.69	0.15	0.08	0.23	(0.16)	(0.00)	(0.16)	8.76	2.63	3,447	0.89		1.03		1.66		44
Class Y
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	—	(0.16)	8.61	3.42	129,794	0.50	(d)	0.51	(d)	1.74	(d)	294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	—	(0.18)	8.48	0.15	56,237	0.53		0.53		1.87		200
Year ended 02/28/15	8.71	0.17	(0.05)	0.12	(0.18)	—	(0.18)	8.65	1.38	47,086	0.54		0.54		1.94		250
Year ended 02/28/14	8.75	0.16	(0.04)	0.12	(0.16)	—	(0.16)	8.71	1.40	45,591	0.48		0.52		1.90		278
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	28,829	0.39		0.53		2.16		44
Class R5
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	—	(0.17)	8.60	3.54	1,220	0.39	(d)	0.40	(d)	1.85	(d)	294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	—	(0.19)	8.47	0.26	1,165	0.43		0.43		1.97		200
Year ended 02/28/15	8.71	0.18	(0.06)	0.12	(0.19)	—	(0.19)	8.64	1.37	1,026	0.44		0.44		2.04		250
Year ended 02/28/14	8.75	0.17	(0.04)	0.13	(0.17)	—	(0.17)	8.71	1.45	1,761	0.43		0.44		1.95		278
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	2,167	0.39		0.44		2.16		44
Class R6
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	—	(0.17)	8.62	3.66	499,674	0.39	(d)	0.40	(d)	1.85	(d)	294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	—	(0.19)	8.48	0.14	63,201	0.42		0.42		1.98		200
Year ended 02/28/15	8.72	0.18	(0.05)	0.13	(0.19)	—	(0.19)	8.66	1.50	22,779	0.43		0.43		2.05		250
Year ended 02/28/14	8.75	0.17	(0.03)	0.14	(0.17)	—	(0.17)	8.72	1.58	16,230	0.42		0.43		1.96		278
Year ended 02/28/13(e)	8.76	0.08	0.00	0.08	(0.09)	(0.00)	(0.09)	8.75	0.89	5,886	0.40	(f)	0.44	(f)	2.15	(f)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $411,149, $455,818, $4,297, $83,008, $1,199 and $316,810 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

33                         Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco Short Term Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Short Term Bond Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

34                         Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$1,003.60	$3.18	$1,021.62	$3.21	0.64%
C	1,000.00	1,001.80	4.91	1,019.89	4.96	0.99
R	1,000.00	1,001.80	4.91	1,019.89	4.96	0.99
Y	1,000.00	1,004.30	2.44	1,022.36	2.46	0.49
R5	1,000.00	1,004.90	1.89	1,022.91	1.91	0.38
R6	1,000.00	1,004.90	1.89	1,022.91	1.91	0.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

35                         Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	4.46%
Corporate Dividends Received Deduction*	4.46%
U.S. Treasury Obligations*	5.92%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Information	Correction Notice

Shareholders were sent a notice from the Fund that set forth an estimate on a per share basis of the source or sources from which the distribution was paid in November of 2016. Subsequently, certain of these estimates have been corrected. Listed below is a written statement of the sources of this distribution, as corrected, on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
11/30/2016	Class A	$0.0118	$0.000	$0.0008	$0.0126
11/30/2016	Class C	$0.0093	$0.000	$0.0008	$0.0101
11/30/2016	Class R	$0.0093	$0.000	$0.0008	$0.0101
11/30/2016	Class Y	$0.0129	$0.000	$0.0008	$0.0137
11/30/2016	Class R5	$0.0137	$0.000	$0.0008	$0.0145
11/30/2016	Class R6	$0.0137	$0.000	$0.0008	$0.0145

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

36                         Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Term Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin send-ing you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1	04242017	1545

Annual Report to Shareholders	February 28, 2017

Invesco U.S. Government Fund Nasdaq: A: AGOVX ∎ B: AGVBX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     The reporting period began with significant stock market volatility in the US and abroad; this volatility was largely the result of uncertainty about global economic growth and monetary policy. Markets declined sharply following UK voters’ decision in June to leave the European Union. Relatively quickly, however, markets recovered, reaching record highs later in the summer. Demand was strong for income-producing investments, particularly those perceived to be lower risk; this benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive during the reporting period, news overseas was less upbeat.

The European Central Bank and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. After months of uncertainty, the outcome of the US presidential election in November triggered a major stock market rally, with most market indexes repeatedly reaching new highs through February. As expected, the US Federal Reserve raised interest rates in December – its only rate increase during the reporting period and only its second increase since 2006. The Fed cited optimistic economic data for its decision, and Fed-watchers suggested that future rate increases might be announced more quickly than previously forecast.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco U.S. Government Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2017, Class A shares of Invesco U.S. Government Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific index, the Bloomberg Barclays U.S Government Index.     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/16 to 2/28/17, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-0.15%
Class B Shares*	-0.89
Class C Shares*	-0.89
Class R Shares*	-0.39
Class Y Shares*	0.11
Investor Class Shares*	-0.12
Class R5 Shares*	0.20
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	1.42
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	-1.15
Lipper Intermediate U.S. Government Funds Index⬛ (Peer Group Index)	-0.45
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.
*Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Market conditions and your Fund

The fiscal year ended February 28, 2017, proved to be a complicated time for fixed income investors. The US Federal Reserve (the Fed) switched from a hawkish outlook to a dovish outlook early in 2016, prompting investors to increase durations and buy further out the yield curve to find the highest yields possible. Beginning in July, shortly after the UK vote to leave the European Union (EU), yields began to increase as investors anticipated a more reactive Fed and stronger global growth.

    Economic data during the fiscal year were positive, despite notable weakness in manufacturing, mining and drilling during the first four months of the reporting period due to the precipitous decline in the price of oil. The unemployment rate consistently fell at or slightly below 5%

during 2016 and finished the fiscal year at 4.7%.1 The housing market, particularly multifamily housing, remained relatively robust due to an improving economy and low mortgage rates; new home sales and housing starts were up 14.1% and 7.8% year-over-year, respectively.2 However, gross domestic product (GDP) annual growth remained modest in the 1.3% to 1.9% range throughout calendar year 20163, and inflation remained well-contained near 2.7% for the reporting period.1

    The reporting period will most be remembered for interesting political votes. In June, UK voters opted to leave the EU, sending markets sharply lower. Following the UK vote was the outcome of the US presidential election in November. In the midst of these market-moving events, the Fed decided that the necessary conditions to raise interest rates had been met. Given the post-presidential election boom in investor sentiment and business confidence, the Fed was left with little choice but to increase the federal funds target rate by 0.25% to a range of 0.50% to 0.75%.4

    The 10-year US Treasury yield increased from 1.74% at the end of February 2016 to 2.36% by the end of February 2017.4 In spite of the move higher in yields, volatility remained suppressed. Following the US election, policy actions from the president-elect and a Republican-controlled Congress dominated market discussions. The Fed’s rate hike in December 2016 was priced in, but Treasuries remained under pressure as the expectations for future rate hikes were pulled forward.

    Fixed income returns were constrained during the reporting period due to the rise in yields. As rates increased, the agency mortgage-backed securities sector significantly underperformed comparable Treasury maturities largely due to extension risk concerns.

    Given this market backdrop, the Fund’s return at NAV was negative for the fiscal year, but the Fund outperformed its style-specific benchmark, the Bloomberg Barclays U.S. Government Index.

    The Fund’s relative performance during the reporting period was driven by the portfolio’s shorter duration versus the Fund’s style-specific benchmark. As a result, the strong rise in interest rates during the second half of the reporting period was a key factor in relative performance. The Fund’s allocation to floating rate mortgages, commercial mortgage-backed securities and non-agency collateralized mortgage obligations also helped relative Fund performance.

    Two swaption positions, intended to hedge interest rate volatility, detracted from Fund performance as volatility remained compressed during the reporting

Portfolio Composition
By security type	% of total net assets

U.S. Government Sponsored Agency Mortgage-Backed Securities	40.4%
U.S. Treasury Securities	39.4
Bonds	12.4
Certificates of Deposit	3.6
U.S. Government Sponsored Agency Securities	2.0
Corporate Notes	1.6
Put Options Purchased	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top Five Debt Issuers*
	% of total net assets
1.	U.S. Treasury	39.4%
2.	Federal National Mortgage Association	8.9
3.	Fannie Mae REMICs	8.7
4.	Freddie Mac REMICs	7.7
5.	Federal Home Loan Mortgage Corp.	7.5

Total Net Assets	$660.1 million

Total Number of Holdings*	776

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

Data presented here are as of February 28, 2017.

4 Invesco U.S. Government Fund

period. The Fund’s use of derivatives included interest rate futures to manage yield curve exposure and swaptions to hedge interest rate volatility.

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. Duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the reporting period and thank you for your investment in Invesco U.S. Government Fund.

1 Source:	Bureau of Labor Statistics
2 Source:	Bloomberg L.P.
3 Source:	Bureau of Economic Analysis
4 Source:	US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco U.S. Government Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/07

1 Source: FactSet Research System Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/28/17, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	5.02%
10 Years	2.89
5 Years	0.11
1 Year	-4.38

Class B Shares
Inception (9/7/93)	3.86%
10 Years	2.73
5 Years	-0.15
1 Year	-5.79

Class C Shares
Inception (8/4/97)	3.23%
10 Years	2.58
5 Years	0.25
1 Year	-1.87

Class R Shares
Inception (6/03/02)	3.15%
10 Years	3.09
5 Years	0.73
1 Year	-0.39

Class Y Shares
10 Years	3.57%
5 Years	1.26
1 Year	0.11

Investor Class Shares
Inception (9/30/03)	3.17%
10 Years	3.36
5 Years	1.02
1 Year	-0.12

Class R5 Shares
Inception (4/29/05)	3.74%
10 Years	3.77
5 Years	1.36
1 Year	0.20
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 12/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	5.03%
10 Years	2.97
5 Years	0.06
1 Year	-2.89

Class B Shares
Inception (9/7/93)	3.87%
10 Years	2.82
5 Years	-0.22
1 Year	-4.35

Class C Shares
Inception (8/4/97)	3.24%
10 Years	2.67
5 Years	0.17
1 Year	-0.25

Class R Shares
Inception (6/3/02)	3.16%
10 Years	3.17
5 Years	0.68
1 Year	1.13

Class Y Shares
10 Years	3.65%
5 Years	1.16
1 Year	1.64

Investor Class Shares
Inception (9/30/03)	3.17%
10 Years	3.44
5 Years	0.94
1 Year	1.41

Class R5 Shares
Inception (4/29/05)	3.74%
10 Years	3.85
5 Years	1.29
1 Year	1.85
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 0.95%, 1.70%, 1.70%, 1.20%, 0.70%, 0.93% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2017, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

(each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably.

8 Invesco U.S. Government Fund

Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
∎	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco U.S. Government Fund

Schedule of Investments

February 28, 2017

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–40.42%
Collateralized Mortgage Obligations–19.95%
Fannie Mae REMICs,
5.00%, 04/25/2018 to 08/25/2019	$752,187	$764,999
4.00%, 07/25/2018 to 07/25/2040	3,035,939	3,177,595
2.25%, 02/25/2021	159,994	161,166
1.13%, 10/25/2025(a)	1,394,932	1,394,174
2.50%, 03/25/2026	771,933	778,489
7.00%, 09/18/2027	895,745	1,000,491
6.50%, 03/25/2032	2,442,890	2,755,059
5.75%, 10/25/2035	714,478	783,937
1.08%, 05/25/2036(a)	3,173,806	3,163,116
4.25%, 02/25/2037	977,448	1,015,582
1.23%, 03/25/2037(a)	1,969,326	1,969,631
1.28%, 03/25/2037 to 03/25/2040(a)	3,193,563	3,200,529
1.38%, 10/25/2037(a)	6,011,451	6,059,546
1.18%, 06/25/2038 to 09/25/2046(a)	17,244,175	17,268,552
6.58%, 06/25/2039(a)	2,003,943	2,339,515
1.33%, 02/25/2041(a)	3,241,275	3,260,758
1.30%, 11/25/2041(a)	1,563,219	1,570,327
1.17%, 11/25/2046(a)	6,593,476	6,576,069
Freddie Mac REMICs,
4.00%, 12/15/2017	39,815	40,080
4.50%, 07/15/2018 to 11/15/2039	899,187	927,601
3.00%, 10/15/2018 to 04/15/2026	1,093,136	1,112,125
5.00%, 01/15/2019 to 04/15/2019	204,158	206,144
1.27%, 12/15/2035 to 03/15/2040(a)	5,718,141	5,743,974
1.07%, 03/15/2036 to 09/15/2044(a)	17,573,949	17,575,965
1.13%, 11/15/2036(a)	2,379,957	2,369,345
1.14%, 03/15/2037(a)	1,878,925	1,877,121
1.17%, 05/15/2037 to 06/15/2037(a)	5,833,151	5,847,176
1.12%, 03/15/2039(a)	889,217	895,574
1.22%, 03/15/2039 to 02/15/2042(a)	14,110,701	14,110,755
1.63%, 11/15/2039(a)	427,368	435,590
Freddie Mac STRIPS, 1.13%, 10/15/2037(a)	5,133,489	5,110,697
Ginnie Mae REMICs,
5.72%, 08/20/2034(a)	1,406,464	1,571,786
4.00%, 02/20/2038	175,377	176,807
5.88%, 01/20/2039(a)	4,271,456	4,790,845
1.57%, 09/16/2039(a)	1,589,484	1,614,792
4.49%, 07/20/2041(a)	944,546	1,003,686
2.13%, 09/20/2041(a)	4,418,663	4,580,773
1.03%, 01/20/2042(a)	1,127,487	1,124,653
Ginnie Mae REMICs, IO,
1.55%, 09/20/2064(a)	11,082,395	1,119,286
1.59%, 11/20/2064(a)	6,968,362	540,048
1.65%, 12/20/2064(a)	18,603,592	1,658,846
		131,673,204

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–7.91%
Pass Through Ctfs.,
7.00%, 04/01/2017 to 03/01/2036	$1,087,172	$1,214,310
6.00%, 06/01/2017 to 07/01/2038	722,853	773,275
6.50%, 10/01/2017 to 12/01/2035	4,690,388	5,417,397
10.00%, 01/01/2019 to 04/01/2020	39,106	41,270
10.50%, 08/01/2019 to 01/01/2021	1,133	1,150
4.50%, 09/01/2020 to 01/01/2040	3,666,462	3,957,613
7.50%, 11/01/2020 to 05/01/2035	2,240,285	2,600,335
9.50%, 11/01/2020 to 04/01/2025	26,869	27,860
9.00%, 06/01/2021 to 04/01/2025	140,996	151,889
5.50%, 12/01/2022 to 01/01/2037	1,001,128	1,059,484
8.00%, 10/01/2023 to 02/01/2035	447,102	508,053
8.50%, 05/01/2026 to 08/01/2031	203,146	240,754
3.50%, 08/01/2026	2,172,980	2,283,404
3.00%, 05/01/2027 to 02/01/2032	16,813,349	17,325,857
7.05%, 05/20/2027	194,078	214,225
6.03%, 10/20/2030	395,978	448,965
5.00%, 07/01/2035 to 01/01/2040	1,948,104	2,151,583
Pass Through Ctfs., ARM,
3.25%, 09/01/2035(a)	1,343,531	1,432,075
2.86%, 10/01/2036(a)	1,743,909	1,827,711
3.33%, 10/01/2036(a)	532,016	566,469
3.53%, 12/01/2036(a)	382,678	403,116
2.72%, 05/01/2037(a)	694,519	725,019
3.46%, 11/01/2037(a)	2,428,684	2,536,255
3.68%, 01/01/2038(a)	358,702	384,315
3.14%, 07/01/2038(a)	2,570,260	2,740,754
2.63%, 06/01/2043(a)	3,024,032	3,185,475
		52,218,613

Federal National Mortgage Association (FNMA)–8.86%
Pass Through Ctfs.,
6.00%, 03/01/2017 to 10/01/2038	3,872,289	4,418,973
7.50%, 04/01/2017 to 08/01/2037	3,586,151	4,234,894
6.50%, 06/01/2017 to 10/01/2038	3,669,726	4,137,651
7.00%, 06/01/2017 to 06/01/2036	4,498,426	5,132,865
5.00%, 10/01/2017 to 03/01/2039	2,228,277	2,407,991
8.00%, 12/01/2017 to 12/01/2036	2,768,337	3,275,802
4.50%, 04/01/2019 to 08/01/2039	3,138,520	3,358,218
10.00%, 12/20/2019 to 12/20/2021	23,931	24,349
5.50%, 03/01/2021 to 05/01/2035	4,893,974	5,582,247
9.50%, 08/01/2022	2,030	2,064
6.75%, 07/01/2024	330,268	371,316
8.50%, 01/01/2025 to 08/01/2037	905,356	1,055,480
9.89%, 04/20/2025	7,114	7,254
6.95%, 07/01/2025 to 10/01/2025	62,629	63,593
3.50%, 05/01/2027 to 06/01/2027	4,121,672	4,307,495
3.00%, 12/01/2031	3,682,227	3,794,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Government Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM,
2.96%, 10/01/2034(a)	$2,449,412	$2,600,843
2.80%, 05/01/2035(a)	1,168,599	1,237,980
3.11%, 01/01/2037(a)	4,679,050	4,973,707
2.74%, 02/01/2042(a)	1,557,874	1,616,428
2.18%, 08/01/2043(a)	2,511,041	2,551,659
2.20%, 06/01/2044(a)	519,323	529,341
2.48%, 07/01/2044(a)	2,771,815	2,802,756
		58,487,704

Government National Mortgage Association (GNMA)–3.70%
Pass Through Ctfs.,
8.00%, 03/15/2017 to 04/15/2036	1,217,465	1,406,842
9.50%, 08/15/2017 to 03/15/2023	16,912	18,327
6.50%, 09/15/2017 to 09/15/2034	2,151,277	2,424,809
10.00%, 12/15/2017 to 07/15/2024	38,093	38,619
9.00%, 05/15/2018 to 04/15/2021	11,933	12,052
7.00%, 07/15/2018 to 12/15/2036	961,478	1,030,372
6.95%, 07/20/2025 to 11/20/2026	277,606	292,396
7.50%, 03/15/2026 to 10/15/2035	1,492,286	1,760,877
6.00%, 12/15/2028 to 08/15/2033	969,749	1,114,286
8.50%, 07/15/2030 to 01/15/2037	127,019	142,566
6.10%, 12/20/2033	2,200,852	2,551,038
3.50%, 08/20/2042 to 10/20/2042	3,221,349	3,295,735
4.00%, 09/20/2045	9,612,412	10,331,215
		24,419,134
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $264,550,379)		266,798,655

U.S. Treasury Securities–39.41%
U.S. Treasury Bills–0.27%
0.51%, 05/11/2017(b)(c)	55,000	54,944
0.53%, 05/11/2017(b)(c)	260,000	259,736
0.59%, 05/11/2017(b)(c)	1,450,000	1,448,527
		1,763,207

U.S. Treasury Notes–32.40%
1.00%, 08/15/2018	800,000	799,172
1.38%, 09/30/2018	4,000,000	4,016,092
1.38%, 12/31/2018	3,800,000	3,811,799
1.00%, 03/15/2019	8,500,000	8,457,169
1.63%, 06/30/2019	10,000,000	10,067,190
0.75%, 07/15/2019	13,000,000	12,822,017
1.63%, 07/31/2019	13,700,000	13,787,762
3.38%, 11/15/2019	1,700,000	1,788,619
1.00%, 11/30/2019	4,000,000	3,953,908
3.63%, 02/15/2020	7,800,000	8,283,233
1.38%, 02/29/2020	7,500,000	7,470,413
3.50%, 05/15/2020	3,500,000	3,711,092
1.38%, 08/31/2020	13,500,000	13,379,499
2.00%, 09/30/2020	4,900,000	4,959,525
1.75%, 12/31/2020	7,800,000	7,806,856
1.38%, 01/31/2021	4,000,000	3,943,984

	Principal Amount	Value
U.S. Treasury Notes–(continued)
1.25%, 03/31/2021	$9,500,000	$9,302,020
3.13%, 05/15/2021	9,700,000	10,220,618
1.13%, 06/30/2021	4,000,000	3,883,204
2.13%, 06/30/2021	8,000,000	8,100,936
1.13%, 07/31/2021	7,200,000	6,979,925
2.13%, 08/15/2021	3,700,000	3,742,779
2.00%, 10/31/2021	2,500,000	2,513,038
2.00%, 11/15/2021	100,000	100,529
2.13%, 12/31/2021	3,000,000	3,031,056
1.75%, 05/15/2022	1,750,000	1,731,235
2.00%, 07/31/2022	9,000,000	9,005,976
1.75%, 09/30/2022	7,000,000	6,899,102
2.13%, 12/31/2022	12,000,000	12,044,532
1.50%, 02/28/2023	4,500,000	4,351,815
1.63%, 04/30/2023	4,000,000	3,888,752
1.63%, 10/31/2023	1,700,000	1,644,318
2.38%, 08/15/2024	5,000,000	5,045,995
2.25%, 11/15/2025	700,000	694,709
1.50%, 08/15/2026	12,600,000	11,668,785
		213,907,654

U.S. Treasury Bonds–6.74%
7.88%, 02/15/2021	6,500,000	8,020,519
3.50%, 02/15/2039	2,500,000	2,773,585
4.25%, 05/15/2039	2,900,000	3,570,796
4.63%, 02/15/2040	2,800,000	3,626,493
4.75%, 02/15/2041	2,000,000	2,641,758
3.38%, 05/15/2044	11,900,000	12,821,548
3.00%, 05/15/2045	3,000,000	3,013,242
2.88%, 08/15/2045	4,100,000	4,018,480
2.50%, 05/15/2046	3,000,000	2,716,173
2.25%, 08/15/2046	1,500,000	1,283,848
		44,486,442
Total U.S. Treasury Securities (Cost $262,127,863)		260,157,303

Bonds–12.43%
Collateralized Mortgage Obligations–12.04%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.92%, 09/15/2048(a)	19,490,141	1,134,983
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.67%, 05/15/2032(a)(d)	3,070,000	3,070,793
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 3.29%, 01/25/2035(a)	1,109,528	1,103,785
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(a)(d)	3,288,556	3,234,394
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(a)(d)	4,046,300	3,969,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Government Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Commercial Mortgage Trust,
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.83%, 06/08/2030(a)(d)	$6,675,000	$6,691,279
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(a)(d)	5,390,000	5,369,239
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.37%, 08/10/2048(a)	6,800,000	7,203,062
Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 2.67%, 03/15/2028(a)(d)	8,100,000	8,096,736
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041(d)	8,167,962	8,492,132
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25%, 09/08/2039(a)(d)	11,869,107	12,228,895
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(d)	3,781,066	3,777,618
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 4.43%, 08/15/2026(a)(d)	3,600,000	3,622,154
Towd Point Mortgage Trust, Series 2015-1, Class AES, Pass Through Ctfs., 3.00%, 10/25/2053(d)	4,384,966	4,423,902
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.14%, 05/15/2048(a)	7,100,000	7,046,594
		79,465,367

Sovereign Debt–0.39%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	2,200,000	2,606,978
Total Bonds (Cost $77,312,599)		82,072,345

Certificates of Deposit–3.64%
Credit Agricole Corporate and Investment Bank (France), 1.36%, 08/01/2017(a)	12,000,000	12,003,216

	Principal Amount	Value
Rabobank Nederland (Netherlands), 1.33%, 11/06/2017(a)	$12,000,000	$12,016,224
Total Certificates of Deposit (Cost $24,000,000)		24,019,440

U.S. Government Sponsored Agency Securities–1.99%
Federal Agricultural Mortgage Corp. (FAMC)–0.91%
Series 2007-1, Sec. Gtd. Notes, 5.13%, 04/19/2017(d)	6,000,000	6,035,340

Federal Farm Credit Bank (FFCB)–0.78%
Unsec. Medium-Term Notes, 5.75%, 12/07/2028	4,000,000	5,125,632

Tennessee Valley Authority (TVA)–0.30%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	2,000,000	1,973,680
Total U.S. Government Sponsored Agency Securities (Cost $12,897,158)		13,134,652

Corporate Notes–1.55%
Private Export Funding Corp.–1.55%
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	4,800,000	5,273,532
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,997,798
Total Corporate Notes (Cost $9,795,336)		10,271,330

	Shares
Money Market Funds–1.23%
Government & Agency Portfolio–Institutional Class, 0.47%(e)	4,863,358	4,863,358
Treasury Portfolio–Institutional Class, 0.41%(e)	3,242,239	3,242,239
Total Money Market Funds (Cost $8,105,597)		8,105,597

Options Purchased–0.02%
(Cost $359,900) (f)		148,444
TOTAL INVESTMENTS–100.69% (Cost $659,148,832)		664,707,766
OTHER ASSETS LESS LIABILITIES–(0.69)%		(4,561,069)
NET ASSETS–100.00%		$660,146,697

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Securities
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Government Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2017.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2017 was $69,012,283, which represented 10.45% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2017.
(f)	The table below details options purchased:

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
30 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.67	Receive	3 Month USD LIBOR	05/16/2017	$6,100,000	$1,665
30 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	2.67	Pay	3 Month USD LIBOR	05/16/2017	6,100,000	146,779
Total Options Purchased — Interest Rate Risk (Cost $359,900)								$148,444

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2017

Assets:
Investments, at value (Cost $651,043,235)	$656,602,169
Investments in affiliated money market funds, at value and cost	8,105,597
Total investments, at value (Cost $659,148,832)	664,707,766
Receivable for:
Variation margin — futures	85,232
Fund shares sold	1,062,348
Dividends and interest	2,066,587
Principal paydowns	668,143
Investment for trustee deferred compensation and retirement plans	239,623
Other assets	37,276
Total assets	668,866,975

Liabilities:
Payable for:
Investments purchased	6,586,696
Fund shares reacquired	1,121,777
Dividends	134,726
Accrued fees to affiliates	364,533
Accrued trustees’ and officers’ fees and benefits	4,569
Accrued other operating expenses	242,056
Trustee deferred compensation and retirement plans	265,921
Total liabilities	8,720,278
Net assets applicable to shares outstanding	$660,146,697

Net assets consist of:
Shares of beneficial interest	$676,628,291
Undistributed net investment income	(3,269,061)
Undistributed net realized gain (loss)	(19,192,365)
Net unrealized appreciation	5,979,832
$660,146,697

Net Assets:
Class A	$559,388,128
Class B	$4,940,568
Class C	$40,481,119
Class R	$6,219,202
Class Y	$12,553,750
Investor Class	$35,470,971
Class R5	$1,092,959

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	63,281,400
Class B	556,880
Class C	4,582,050
Class R	702,691
Class Y	1,417,699
Investor Class	4,007,230
Class R5	123,549
Class A:
Net asset value per share	$8.84
Maximum offering price per share
(Net asset value of $8.84 ÷ 95.75%)	$9.23
Class B:
Net asset value and offering price per share	$8.87
Class C:
Net asset value and offering price per share	$8.83
Class R:
Net asset value and offering price per share	$8.85
Class Y:
Net asset value and offering price per share	$8.86
Investor Class:
Net asset value and offering price per share	$8.85
Class R5:
Net asset value and offering price per share	$8.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco U.S. Government Fund

Statement of Operations

For the year ended February 28, 2017

Investment income:
Interest	$15,461,128
Dividends from affiliated money market funds	21,587
Other income	560,536
Total investment income	16,043,251

Expenses:
Advisory fees	2,982,977
Administrative services fees	196,453
Distribution fees:
Class A	1,528,566
Class B	77,850
Class C	468,892
Class R	32,446
Investor Class	79,556
Transfer agent fees — A, B, C, R, Y and Investor	1,411,586
Transfer agent fees — R5	2,084
Trustees’ and officers’ fees and benefits	34,326
Registration and filing fees	126,238
Reports to shareholders	235,398
Professional services fees	72,224
Other	130,442
Total expenses	7,379,038
Less: Fees waived and expense offset arrangement(s)	(20,153)
Net expenses	7,358,885
Net investment income	8,684,366

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,962,642
Futures contracts	(3,447,948)
514,694
Change in net unrealized appreciation (depreciation) of:
Investment securities	(11,538,992)
Futures contracts	1,116,832
(10,422,160)
Net realized and unrealized gain (loss)	(9,907,466)
Net increase (decrease) in net assets resulting from operations	$(1,223,100)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the years ended February 28, 2017 and February 29, 2016

	2017	2016
Operations:
Net investment income	$8,684,366	$7,595,464
Net realized gain	514,694	5,024,175
Change in net unrealized appreciation (depreciation)	(10,422,160)	(3,730,130)
Net increase (decrease) in net assets resulting from operations	(1,223,100)	8,889,509

Distributions to shareholders from net investment income:
Class A	(11,418,187)	(9,668,880)
Class B	(85,432)	(96,539)
Class C	(522,772)	(350,438)
Class R	(105,299)	(79,892)
Class Y	(223,986)	(163,454)
Investor Class	(728,390)	(693,208)
Class R5	(46,045)	(46,247)
Total distributions from net investment income	(13,130,111)	(11,098,658)

Share transactions–net:
Class A	(57,920,648)	5,567,560
Class B	(5,195,451)	(4,571,843)
Class C	(7,712,813)	7,988,395
Class R	239,280	48,782
Class Y	(4,638,931)	10,553,215
Investor Class	(5,286,701)	(4,989,629)
Class R5	(922,197)	(2,496,133)
Net increase (decrease) in net assets resulting from share transactions	(81,437,461)	12,100,347
Net increase (decrease) in net assets	(95,790,672)	9,891,198

Net assets:
Beginning of year	755,937,369	746,046,171
End of year (includes undistributed net investment income of $(3,269,061) and $(3,557,964), respectively)	$660,146,697	$755,937,369

Notes to Financial Statements

February 28, 2017

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

16                         Invesco U.S. Government Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

17                         Invesco U.S. Government Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

18                         Invesco U.S. Government Fund

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively

19                         Invesco U.S. Government Fund

add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%

For the year ended February 28, 2017, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement

20                         Invesco U.S. Government Fund

cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2017, the Adviser waived advisory fees of $7,601.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2017, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2017, IDI advised the Fund that IDI retained $75,482 in front-end sales commissions from the sale of Class A shares and $7,296, $498 and $3,495 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

21                         Invesco U.S. Government Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$266,798,655	$—	$266,798,655
U.S. Treasury Securities	—	260,157,303	—	260,157,303
Bonds	—	82,072,345	—	82,072,345
Certificates of Deposit	—	24,019,440	—	24,019,440
U.S. Government Sponsored Agency Securities	—	13,134,652	—	13,134,652
Corporate Notes	—	10,271,330	—	10,271,330
Money Market Funds	8,105,597	—	—	8,105,597
Options Purchased	—	148,444	—	148,444
	8,105,597	656,602,169	—	664,707,766
Futures Contracts*	420,898	—	—	420,898
Total Investments	$8,526,495	$656,602,169	$—	$665,128,664

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes	Short	252	June-2017	$(54,534,375)	$38,836
U.S. Treasury 5 Year Notes	Long	118	June-2017	13,888,969	1,625
U.S. Treasury 10 Year Notes	Long	325	June-2017	40,487,891	100,242
U.S. Treasury 10 Year Ultra Bonds	Long	42	June-2017	5,625,375	18,931
U.S. Treasury Long Bonds	Short	89	June-2017	(13,497,406)	9,313
U.S. Treasury Ultra Bonds	Long	231	June-2017	37,371,469	251,951
Total Futures Contracts — Interest Rate Risk					$420,898

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$420,898
Options purchased, at value — OTC(b)	148,444
Total Derivative Assets	569,342
Derivatives not subject to master netting agreements	(420,898)
Total Derivative Assets subject to master netting agreements	$148,444

(a)	Includes cumulative appreciation on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Options Purchased	Options Purchased		Non-Cash	Cash	Net Amount
Deutsche Bank Securities Inc.	$148,444	$—	$148,444	$—	$—	$148,444

22                         Invesco U.S. Government Fund

Effect of Derivative Investments for the year ended February 28, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(3,447,948)
Options purchased(a)	(160,000)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	1,116,832
Options purchased(a)	(211,456)
Total	$(2,702,572)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of futures contracts and options purchased outstanding during the period.

	Futures Contracts	Options Purchased
Average notional value	$139,680,218	$16,833,333

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2017, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $12,552.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

23                         Invesco U.S. Government Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2017 and 2016:

	2017	2016
Ordinary income	$13,130,111	$11,098,658

Tax Components of Net Assets at Period-End:

2017
Undistributed ordinary income	$1,260,865
Net unrealized appreciation — investments	1,239,590
Temporary book/tax differences	(1,282,522)
Capital loss carryforward	(17,699,527)
Shares of beneficial interest	676,628,291
Total net assets	$660,146,697

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2017, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$2,548,812	$—	$2,548,812
Not subject to expiration	4,902,531	10,248,184	15,150,715
	$7,451,343	$10,248,184	$17,699,527

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2017 was $95,904,696 and $154,917,237, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $112,570,500 and $154,303,743, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,548,673
Aggregate unrealized (depreciation) of investment securities	(9,309,083)
Net unrealized appreciation of investment securities	1,239,590

Cost of investments for tax purposes is $663,468,176.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, paydowns and bond premium amortization, on February 28, 2017, undistributed net investment income was increased by $4,734,648, undistributed net realized gain (loss) was increased by $62,819,536 and shares of beneficial interest was decreased by $67,554,184. This reclassification had no effect on the net assets of the Fund.

24                         Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended February 28, 2017(a)		Year ended February 29, 2016
	Shares	Amount	Shares	Amount
Sold:
Class A	8,744,089	$78,990,871	12,566,559	$112,800,498
Class B	43,315	392,560	173,692	1,564,988
Class C	1,582,447	14,309,336	2,574,363	23,068,586
Class R	207,672	1,870,757	178,373	1,602,466
Class Y	1,957,747	17,671,770	3,204,705	28,881,269
Investor Class	308,078	2,784,430	426,402	3,835,071
Class R5	103,549	940,668	41,649	373,816

Issued as reinvestment of dividends:
Class A	1,095,824	9,868,574	923,778	8,286,237
Class B	8,790	79,532	—	—
Class C	52,294	470,520	34,935	313,119
Class R	11,631	104,782	8,875	79,688
Class Y	19,371	174,347	11,793	106,064
Investor Class	76,741	691,901	74,350	667,766
Class R5	3,468	31,395	4,556	40,988

Automatic conversion of Class B shares to Class A shares:
Class A	413,599	3,713,861	391,782	3,517,682
Class B	(412,060)	(3,713,861)	(390,229)	(3,517,682)

Reacquired:
Class A	(16,742,242)	(150,493,954)	(13,276,548)	(119,036,857)
Class B	(216,477)	(1,953,682)	(290,470)	(2,619,149)
Class C	(2,504,604)	(22,492,669)	(1,715,005)	(15,393,310)
Class R	(194,521)	(1,736,259)	(181,940)	(1,633,372)
Class Y	(2,485,928)	(22,485,048)	(2,053,850)	(18,434,118)
Investor Class	(971,446)	(8,763,032)	(1,057,699)	(9,492,466)
Class R5	(212,562)	(1,894,260)	(323,051)	(2,910,937)
Net increase (decrease) in share activity	(9,111,225)	$(81,437,461)	1,327,020	$12,100,347

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/17	$9.02	$0.11	$(0.12	)(d)	$(0.01)	$(0.17)	$8.84	(0.15	)%(d)	$559,388	0.97	%(e)	0.97	%(e)	1.25	%(e)	30%
Year ended 02/29/16	9.05	0.10	0.01		0.11	(0.14)	9.02	1.25		629,429	0.95		0.95		1.10		61
Year ended 02/28/15	8.91	0.10	0.21		0.31	(0.17)	9.05	3.47		625,704	0.96		0.96		1.10		76
Year ended 02/28/14	9.24	0.09	(0.22)		(0.13)	(0.20)	8.91	(1.37)		667,507	0.90		0.90		0.99		142
Year ended 02/28/13	9.31	0.11	0.05		0.16	(0.23)	9.24	1.76		823,299	0.90		0.90		1.20		113
Class B
Year ended 02/28/17	9.05	0.04	(0.12	)(d)	(0.08)	(0.10)	8.87	(0.89	)(d)	4,941	1.72	(e)	1.72	(e)	0.50	(e)	30
Year ended 02/29/16	9.08	0.03	0.01		0.04	(0.07)	9.05	0.50		10,261	1.70		1.70		0.35		61
Year ended 02/28/15	8.94	0.03	0.21		0.24	(0.10)	9.08	2.70		14,894	1.71		1.71		0.35		76
Year ended 02/28/14	9.27	0.02	(0.21)		(0.19)	(0.14)	8.94	(2.10)		22,334	1.65		1.65		0.24		142
Year ended 02/28/13	9.34	0.04	0.05		0.09	(0.16)	9.27	1.00		38,617	1.65		1.65		0.45		113
Class C
Year ended 02/28/17	9.02	0.04	(0.13	)(d)	(0.09)	(0.10)	8.83	(1.00	)(d)	40,481	1.72	(e)	1.72	(e)	0.50	(e)	30
Year ended 02/29/16	9.04	0.03	0.02		0.05	(0.07)	9.02	0.60		49,156	1.70		1.70		0.35		61
Year ended 02/28/15	8.91	0.03	0.20		0.23	(0.10)	9.04	2.59		41,207	1.71		1.71		0.35		76
Year ended 02/28/14	9.23	0.02	(0.20)		(0.18)	(0.14)	8.91	(2.00)		42,237	1.65		1.65		0.24		142
Year ended 02/28/13	9.30	0.04	0.05		0.09	(0.16)	9.23	1.00		65,924	1.65		1.65		0.45		113
Class R
Year ended 02/28/17	9.03	0.09	(0.12	)(d)	(0.03)	(0.15)	8.85	(0.39	)(d)	6,219	1.22	(e)	1.22	(e)	1.00	(e)	30
Year ended 02/29/16	9.06	0.08	0.01		0.09	(0.12)	9.03	1.00		6,123	1.20		1.20		0.85		61
Year ended 02/28/15	8.92	0.08	0.20		0.28	(0.14)	9.06	3.21		6,092	1.21		1.21		0.85		76
Year ended 02/28/14	9.25	0.07	(0.22)		(0.15)	(0.18)	8.92	(1.61)		6,446	1.15		1.15		0.74		142
Year ended 02/28/13	9.32	0.09	0.05		0.14	(0.21)	9.25	1.50		11,248	1.15		1.15		0.95		113
Class Y
Year ended 02/28/17	9.04	0.14	(0.13	)(d)	0.01	(0.19)	8.86	0.11	(d)	12,554	0.72	(e)	0.72	(e)	1.50	(e)	30
Year ended 02/29/16	9.06	0.12	0.02		0.14	(0.16)	9.04	1.62		17,407	0.70		0.70		1.35		61
Year ended 02/28/15	8.92	0.12	0.21		0.33	(0.19)	9.06	3.72		6,920	0.71		0.71		1.35		76
Year ended 02/28/14	9.25	0.11	(0.21)		(0.10)	(0.23)	8.92	(1.11)		4,114	0.65		0.65		1.24		142
Year ended 02/28/13	9.32	0.14	0.05		0.19	(0.26)	9.25	2.01		6,446	0.65		0.65		1.45		113
Investor Class
Year ended 02/28/17	9.03	0.12	(0.13	)(d)	(0.01)	(0.17)	8.85	(0.12	)(d)(f)	35,471	0.92	(e)(f)	0.92	(e)(f)	1.30	(e)(f)	30
Year ended 02/29/16	9.06	0.10	0.01		0.11	(0.14)	9.03	1.28	(f)	41,492	0.93	(f)	0.93	(f)	1.12	(f)	61
Year ended 02/28/15	8.92	0.10	0.21		0.31	(0.17)	9.06	3.48	(f)	46,653	0.92	(f)	0.92	(f)	1.14	(f)	76
Year ended 02/28/14	9.24	0.09	(0.21)		(0.12)	(0.20)	8.92	(1.26)		54,118	0.90		0.90		0.99		142
Year ended 02/28/13	9.31	0.11	0.05		0.16	(0.23)	9.24	1.76		72,686	0.90		0.90		1.20		113
Class R5
Year ended 02/28/17	9.03	0.14	(0.12	)(d)	0.02	(0.20)	8.85	0.20	(d)	1,093	0.62	(e)	0.62	(e)	1.60	(e)	30
Year ended 02/29/16	9.04	0.13	0.03		0.16	(0.17)	9.03	1.84		2,068	0.59		0.59		1.46		61
Year ended 02/28/15	8.91	0.13	0.20		0.33	(0.20)	9.04	3.73		4,575	0.60		0.60		1.46		76
Year ended 02/28/14	9.23	0.12	(0.21)		(0.09)	(0.23)	8.91	(0.95)		4,379	0.57		0.57		1.32		142
Year ended 02/28/13	9.31	0.14	0.05		0.19	(0.27)	9.23	2.04		5,008	0.56		0.56		1.54		113

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $611,426, $7,785, $46,889, $6,489, $10,563, $38,472 and $2,083 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.21%, 0.22% and 0.21% for the year ended February 28, 2017, the year ended February 29, 2016 and the year ended February 28, 2015.

NOTE 13—Subsequent Event

Effective April 4, 2017, the Fund began offering Class R6 shares.

26                         Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities (Invesco Investment Securities)

and Shareholders of the Invesco U.S. Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco U.S. Government Fund (one of the portfolios constituting the AIM Investment Securities (Invesco Investment Securities), hereafter referred to as the “Fund”) as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2017

27                         Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2016 through February 28, 2017.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/17)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/17)	Expenses Paid During Period[2]
A	$1,000.00	$978.00	$4.86	$1,019.89	$4.96	0.99%
B	1,000.00	973.30	8.51	1,016.17	8.70	1.74
C	1,000.00	974.30	8.52	1,016.17	8.70	1.74
R	1,000.00	976.80	6.08	1,018.65	6.21	1.24
Y	1,000.00	979.30	3.63	1,021.12	3.71	0.74
Investor	1,000.00	978.20	4.46	1,020.28	4.56	0.91
R5	1,000.00	979.70	3.14	1,021.62	3.21	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2016 through February 28, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                         Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2017:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	31.45%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco U.S. Government Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

T-2                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. Wilson — 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	144	TD Asset Management USA Inc. (mutual fund complex) (22 Portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

T-3                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Commodity Fund Trust, PowerShares Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Government Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GOV-AR-1	04112017	1121

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016

Audit Fees	$ 237,975	$ 241,974
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 79,030	$ 99,699
All Other Fees	$ 0	$ 0
Total Fees	$ 317,005	$ 341,673

(g) PWC billed the Registrant aggregate non-audit fees of $79,030 for the fiscal year ended 2017, and $99,699 for the fiscal year ended 2016, for non-audit services rendered to the Registrant.

(1)

Tax fees for the fiscal year end February 28, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end February 29, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre- Approved by the Registrant’s Audit Committee

Audit-Related Fees	$ 635,000	$ 634,963
Tax Fees	$ 0	$ 0
All Other Fees	$ 2,827,000	$ 3,750,000
Total Fees(1)	$ 3,462,000	$ 4,384,963

(1)

Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $6,075,000 for the fiscal year ended February 28, 2017, and $9,195,785 for the fiscal year ended February 29, 2016, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the

Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 13, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 8, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 8, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.